SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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[ ]	Definitive Information Statement

In Veritas Medical Diagnostic, Inc.
(Name of Registrant as Specified In Its Charter)

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IN VERITAS MEDICAL DIAGNOSTICS, INC.
The Green House
Beechwood Business Park North
Inverness, Scotland 1V2 3BL
Tel: 011 44-1463-667-347

INFORMATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUESTED TO SEND US A PROXY

To our Stockholders:

This Information Statement is furnished by the Board of Directors of In Veritas Medical Diagnostics, Inc., a Colorado corporation (the “Company” or “In Veritas”), to holders of record of the Company’s common stock, $.001 par value per share, at the close of business on February  *, 2008, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The purpose of this Information Statement is to inform the Company’s stockholders of certain action taken by the written consent of the holders of a majority of the Company’s voting stock, dated as of December 18, 2007.

The action taken by the Company’s stockholders will not become effective until at least 20 days after the initial mailing of this Information Statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By order of the Board of Directors
Inverness, Scotland
February *, 2008	By:	/s/ Graham Cooper
Chairman

IN VERITAS MEDICAL DIAGNOSTICS, INC.
The Green House
Beechwood Business Park North
Inverness, Scotland 1V2 3BL
Tel: 011 44-1463-667-347

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF MAJORITY STOCKHOLDERS IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED DECEMBER 18, 2007

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to a written consent of stockholders holding a majority of the outstanding capital stock of the Company dated December 18, 2007, in lieu of a special meeting of the stockholders.  Such action will be taken on or about March *, 2008:

1.           To consummate a Stock Purchase Agreement dated December 18, 2007 with Medical Diagnostic Innovations Ltd. pursuant to which the Company will sell its ownership interest in its wholly owned subsidiaries IVMD (UK) Limited and Jopejo Limited.

2.           To amend and restate the Company's Articles of Incorporation, as amended, which will effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock in the ratio of 250 to 1.

SUMMARY TERM SHEET

FOR THE SALE OF STOCK OF THE COMPANY’S SUBSIDIARIES

The following summary term sheet for the sale of stock in this information statement highlight selected information from this information statement and may not contain all of the information that is important to you.  We urge you to carefully read this entire document and the other documents that we refer to in this document.  These documents will give you a more complete description of the sale of the stock of the Company’s subsidiaries.  We have included page references in this summary to direct you to other places in this information statement where you can find a more complete description of the documents and terms that we have summarized.

Summary Term Sheet

InVeritas has entered into a Stock Purchase Agreement (the “SPA”), a copy of which is attached as Appendix A with Medical Diagnostic Innovations Ltd. (“MDI”)  providing for the sale of all of the issued and outstanding shares of our wholly owned subsidiaries, IVMD (UK) Limited (“IVMD”) and Jopejo Limited (“Jopejo”).

Our operations were conducted solely through our subsidiaries.  After the sale of the subsidiaries the Company will have no operations.

The SPA provides for the following:

•
InVeritas will sell 19,609 shares of IVMD and 83,353 shares of Jopejo (representing 100% of the issued and outstanding shares of  each entity) for a purchase price of $665,872 of which $26,500 has been previously advanced to InVeritas. See “Terms of the Stock Purchase Agreement”, page 18.

•
MDI will assume InVeritas’ obligations to make certain payment obligations to certain investors who had previously advanced $450,000 to the Company and those investors have agreed to cancel all other obligations not assumed by MDI. See “Terms of the Stock Purchase Agreement”, page 18.

•
The parties agreed to take action to secure the cancellation of all or substantially all of the Company’s outstanding shares of Series A Preferred Stock. See “Terms of the Stock Purchase Agreement”, page 18.

•
Westek Limited has agreed to cancel and forgive $1,440,000 of the Company’s obligations to it under a $1,800,000 loan note, together with all unpaid and accrued interest which, at December 18, 2007 amounted to approximately $218,671.

•	The Company agreed to forgive all inter company indebtedness due to the Company from IVMD and Jopejo. See “Terms of the Stock Purchase Agreement”, page 18.

The Company intends to utilize the proceeds of the sale of the subsidiaries to repay partial amounts outstanding on certain outstanding loan obligations to each of Westek Limited. Montgomery Partners, Whalehaven Capital Fund Limited, Longview Fund, L.P., Triumph Small Cap Fund, Inc.

Interest of Affiliates in the Proposed Sale of IVMD UK and Jopejo

•	Mr. Graham Cooper, the Company’s President and Chief Executive Officer is a shareholder of MDI
•	Mr. Martin Thorp, the Company’s Chief Financial Officer, is a shareholder of MDI.

ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This information statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on March*, 2008 (the “Record Date”) of corporate action expected to be taken pursuant to the consents or authorizations of a shareholders owning a majority of the Company’s voting shares.

Shareholders holding a majority of the Company's outstanding voting shares have voted in favor of certain matters outlined in this Information Statement, which action is expected to take place on or before *, 2008.

WHO IS ENTITLED TO NOTICE?

Each outstanding share of common stock as of record on the close of business on the Record Date will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Shareholders as of the close of business on the Record Date that held in excess of fifty percent (50%) of the Company's outstanding voting shares have voted in favor of the Stock Purchase Agreement and the Amended and Restated Articles of Incorporation. Under Colorado corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the minority shareholders in connection with the Proposals is required.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the proposals consists of the vote of the holders of a majority of the voting power of the Company’s capital stock, each of whom is entitled to one vote per share. As of February 13, 2008, 86,048,474 shares of common stock were issued and outstanding and 34,343,662 shares of Series A Preferred Stock.  Each holder of Series A Preferred Stock is entitled to vote on all matters to which holders of our common stock are entitled to vote.

WHAT CORPORATE MATTERS HAVE THE MAJORITY  SHAREHOLDERS VOTED FOR?

Shareholders holding a majority of our outstanding voting stock have voted in favor of the Stock Purchase Agreement and the Amended and Restated Articles of Incorporation.

Interest of Related Parties in the Proposed Sale of IVMD UK and Jopejo

•	Mr. Graham Cooper, the Company’s President and Chief Executive Officer is a shareholder of MDI
•	Mr. Martin Thorp, the Company’s Chief Financial Officer, is a shareholder of MDI.
•
Most of the holders of the Company’s Series A Preferred Stock will receive an equity interest in MDI in consideration of their agreement to cancel and return to the Company’s treasury the shares of Series A Preferred Stock which they own.

•	Montgomery Partners, Longview Fund, L.P, Whalehaven, Triumph and Westek will receive partial payment of amounts due to them out of the cash receipts arising from the sale of the subsidiaries

DISSENTERS' RIGHTS OF APPRAISAL

Article 113 of the Colorado Business Corporations Act provides for dissenter’s rights to each shareholder, whether or not entitled to vote, in connection with the dispositions of all or substantially all of the property of the Corporation. A shareholder who exercises his dissenter’s rights is entitled to receive the fair value of the shareholder’s shares.

In order for the holder of the Company's common stock to exercise its Dissenters' Rights, such holder must deliver to the Company a written demand in accordance with Section 7-113-203 no later than * 2008 (being thirty (30) days following mailing of this notice). Appendix B to this information statement sets forth the pertinent provisions of Colorado law addressing Dissenters' Rights. If the holder of the Company's common stock fails to deliver such a written demand to the Company at its principal address, prior to such date, the holder will lose its Dissenters' Right. The preceding discussion is not a complete statement of the law pertaining to Dissenter's Rights under the Colorado Business Corporations Act and is qualified in its entirety by the provisions of Colorado law attached as Appendix B to this document.

IF YOU FAIL TO COMPLY STRICTLY WITH THE PROCEDURES DESCRIBED IN THE COLORADO BUSINESS CORPORATIONS ACT RELATING TO DISSENTERS' RIGHTS, YOU WILL LOSE YOUR DISSENTERS' RIGHTS. CONSEQUENTLY, IF YOU WISH TO EXERCISE YOUR DISSENTERS' RIGHTS, WE STRONGLY URGE YOU TO CONSULT A LEGAL ADVISOR BEFORE ATTEMPTING TO EXERCISE YOUR DISSENTERS' RIGHTS.

OUTSTANDING SHARES AND VOTING RIGHTS

As of February 13, 2008, the Company's authorized capitalization consisted of 500,000,000 shares of Common Stock, with a par value of $.001 of which 86,048,474 shares were issued and outstanding and 50,000,000 shares of preferred stock with a par value of $.001 of which 34,343,662 shares designated Series A Preferred Stock are outstanding.  Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.  Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.  Each share of Series A Preferred Stock pays an annual dividend of 4% and is convertible at any time at the option of the holder into Common Stock at the rate of one share Common Stock for each outstanding share of Series A Preferred Stock. Holders of Series A Preferred Stock have priority over all of the shares of the Company on liquidation or sale at the rate of $0.233 per share. Holders of Series A Preferred Stock are entitled to vote on all matters as to which Common Stock shareholders are entitled to vote.

The following shareholders (holding the indicated number of shares) voted in favor of the proposals outlined in this Information Statement:

Shareholder	Class of Stock	Number of shares
Abacus Trust Company Limited	Preferred Stock	19,328,381
Dr. Emanuel Cohen	Preferred Stock	1,313,568
Rodney Phillip Jackson	Preferred Stock	6,392,695
Nigel Alastair Buist Simpson	Preferred Stock	2,060,135
Professor James Johnston	Preferred Stock	2,060,135
Triumph Small Cap Fund, Inc.	Common Stock	34,040,120
The Rubin Family Irrevocable Stock Trust	Common Stock	4,674,561
TOTAL		68,869,595

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders.  The Company anticipates that the actions contemplated herein will be effected on or about the close of business on *, 2008.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

           This Information Statement shall be considered the notice required under Section 7-107-104(5.5) of the Colorado Business Corporation Act.

BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT

The following table provides information as to shares of common stock beneficially owned as of December 18, 2007 by:

•	each director;
•	each officer named in the summary compensation table;
•	each person owning of record or known by us, based on information provided to us by the persons named below, to own beneficially at least 5% of our common stock; and
•	all directors and executive officers as a group.

Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Furthermore, unless otherwise indicated, the address of the beneficial owner listed below is c/o The Green House, Beechwood Business Park North, Inverness, Scotland, IV2 3BL.

Name of Beneficial Owner	Common Stock Beneficially Owned (1)	Percentage of Common Stock	Series A Preferred Stock Beneficially Owned	Percentage of Series A Preferred Stock	Percentage of Total Vote Stock (1)

Abacus Trust Company Limited (2) Sixty Circular Road Douglas Isle of Man IM1 1SA	0	0%	19,328,381	56.28%	16.05%

Rodney Philip Jackson	0	0%	6,392,695	18.61%	5.31%
The Green House
Beechwood Business Park North
Inverness, Scotland IV2 3BL

HEMP Trustees Limited (3)	12,799,055	14.87%	0	0%	10.63%
10 Foster Lane
London, England
EC2V 6HR

Rubin Family Irrevocable Stock	4,674,541	5.43%	0	0%	3.88%
Trust (4)
25 Highland Boulevard
Dix Hills, New York 11730

John Fuller (5)	7,537,487	8.76%	0	0%	6.26%
Easter Shian, Glen Quaich
Amulree, Perthshire
PH8 0DB
Scotland

Brian Cameron (6)	6,513,335	7.57%	0	0%	5.41%
Campbell Cairns, Craigellachie
Aberlour, Banffshire
Scotland

Graham Cooper (2)	0	0%	19,328,381	56.28%	16.05%
Rock Cottage
Finsthwaite
Cumbria
United Kingdom
LA12 8BH

Martin Thorp (7)	4,200,000	4.88%	0	0%	3.49%
31 Vogan's Mill Wharf
17 Mill Street,
St Savior's Dock
Tower Bridge
London SE1 2BZ7

Triumph Small Cap Fund, Inc. (8)	34,040,120	39.56%	0	0%	28.27%
48 South Service Rd, Suite 100E
Melville, NY 11747

All directors and executive	11,737,487	13.64%	19,328,381	56.28%	25.80%
officers as a group (3 persons)

* less than 1%

(1) Applicable percentage ownership is based on 86,048,474 shares of common stock and 34,343,662 shares of Series A Preferred Stock outstanding as of December 18, 2007. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Options to acquire shares of common stock that are currently exercisable or exercisable within 60 days of December 18, 2007 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Holders of Series A preferred stock are entitled to vote on all matters submitted to shareholders of the Company and are entitled to one vote for each share of Series A Preferred Stock owned.

(2) Consists of shares of 4% voting preferred stock, convertible on or after October 31, 2005 into 19,328,381 shares of common stock. Abacus Trust Company Limited is acting as trustee for the Westek Limited Employee Trust. Graham Cooper, our President and Chief Executive Officer is a beneficiary of the Westek Limited Employee Trust. Graham Cooper has voting and investment power of the shares held by Abacus Trust Company Limited.

(3) John Fuller and Brian Cameron share voting and investment power of the shares held by Hemp Trustees Limited.

(4) Excludes an aggregate of 2,785,310 shares of common stock owned by Andrew Rubin, Lynda Rubin and Lisa Diaz, the children of Robert M. Rubin and by the grandchild of Robert M. Rubin, the settlor of the Rubin Family Irrevocable Stock Trust. Mr. Rubin disclaims beneficial interest in the shares owned by the Rubin Family Irrevocable Stock Trust or by his children and grandchild. Margery Rubin, the trustee of the trust holds voting and investment power of the shares held by the Rubin Family Irrevocable Stock Trust.

(5) Consists of (i) 6,439,437 shares held by the Hall Effect Medical Products Employee Benefit Trust as to which Mr. Fuller holds options to purchase and  (ii) 98,050 shares issued to Mr. Fuller in consideration of his cancellation of certain obligations owed to him by IVMD (UK)and Jopejo. Mr. Fuller’s other share options which were granted on or before October 31, 2007 and have not lapsed, but which have not yet vested (options over an aggregate of 3,109,834) have been excluded from this table

(6) Consists of (i) 6,439,436 shares held by the Hall Effect Medical Products Employee Benefit Trust as to which Mr. Cameron holds options to purchase, and (ii) 73,899 shares issued to Mr. Cameron in consideration of his cancellation of certain obligations owed to him by IVMD (UK) and Jopejo

(7) This comprises option granted under the Company’s stock option plan which have vested and are currently exercisable and excludes options to acquire 3,850,000 shares granted before October 31, 2007 but which have not yet vested yet.

(8) Includes (A) 6,655,120 shares of common stock; (B) 1,700,000 issued to Old Oak Fund, an entity which is controlled by Triumph and (C) 25,685,000 shares of common stock which Triumph Small Cap Fund, Inc. acquired pursuant to a Purchase and Assignment Agreement between Triumph Small Cap Fund, Inc. and Montgomery Equity Partners Ltd. dated as of December 18, 2007. The 25,685,000 shares are held in escrow pursuant to the terms of that certain escrow agreement dated December 18, 2007. Triumph Small Cap Fund, Inc. holds the power to vote the shares while the shares are held in escrow. Kenneth Orr has voting and dispositive power over the shares held by Triumph Small Cap Fund, Inc.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Plan of Operation

Overview

In Veritas Medical Diagnostics Inc. ("IVMD" or the "Company") specializes in the field of near patient medical diagnostics, also known as "point of care". We develop products to address conditions affecting large numbers of the population which are aimed at transforming their lives, quality of treatment and significantly reducing healthcare costs. We focus on developing products which are designed to be accurate, cost effective, easy to use, and portable. Our products are designed to bring diagnosis into patients' hands.

We operate through two wholly owned subsidiaries located in England and Scotland, both of which are incorporated under the Laws of England and Wales:  (a) IVMD (UK) Limited, and (b) Jopejo Limited.

Our website is located at www.ivmd.com.

Intellectual Property and Product Development

We have applied for thirteen patents, three of which have been granted. We are currently working on a number of additional patent applications in related areas. Patent protection and management is an important part of our business model.

The first product to be completed using our technology is a prothrombin measurement device, which is used for the measurement of coagulation of blood in patients at risk of heart disease and stroke.

The prothrombin measurement device (the "PT Device") was developed under a research and development contract with Inverness Medical Innovations Inc ("IMI"), which was entered in on November 11, 2002 (the "IMI Agreement"). Pursuant to the IMI Agreement, we are entitled to two types of revenue streams: (i) billings to IMI for our development work during the product development phase and (ii) royalties equal to 2% of net revenues from the sale of the PT Device. The product development phase of the IMI Agreement has been completed. Commercialization of the PT Device by IMI is expected to commence in 2008. IMI will oversee sales and marketing of the prothrombin device and we will not have any influence over this process.

We are developing additional hand held or portable products which are focused on (a) the measurement and detection of pregnancy and labor and (b) the detection of diseases and medical conditions using magnetic detection techniques applied to tissue and blood. We routinely seek to identify potential product applications which would benefit from our technology and know-how and we are in discussions with several parties which our management believes may result in commercial, revenue earning contracts.

Results of Operations

 Three months ended October 31, 2007 compared to three months ended October 30, 2006

Revenues

We did not generate any revenues during the three months ended October 31, 2007 and 2006.  As explained above, the next phase of the IMI agreement involves our receiving royalties from future sales of the PT Device by IMI. Additionally, we are seeking to enter into additional research and development or IPR license contracts.

Depreciation Expenses

Depreciation expenses for the three months ended October 31, 2007 amounted to $607, compared to $3,700 for the three months ended October 31, 2006. The decline is due to that fact that it has not been necessary to replace or update any of our fixed asset base which is adequate for our purposes and therefore the depreciation charge continues to decline.

General & Administrative Expenses

General and administrative expenses for the three months ended October 31, 2007 were $160,223 as compared to $392,734 for the three months ended October 31, 2006. This change reflects efforts to reduce general and administrative expenses in the light of cash constraints.

Sales and Marketing Expenses

We incurred $nil of marketing costs in the three month period ended October 31, 2007, as compared to $61,653 for the three month period ended October 31, 2006.

Research & Development Expenditure

During the three months ended October 31, 2007, we spent $203,426 on research and development compared to $183,258 during the three month period ended October 31, 2006.  In the three month period ended October 31, 2007 our R&D activity was focused on our Magnetic Strip Reader technology and our Magnetic Detection technology. By comparison, during the three month period ended October 31, 2006, our R&D expenditure was focused in part on the PT Device which was completed in late August early September 2006 causing a lower comparable charge in the period.

Stock Option Expense

No stock options were awarded during the nine month period ended October 31, 2007.  We account for stock option expense under the provisions of SFAS No. 123(R) whereby we value stock options using the Black Scholes method and spread the charge equally from the date of grant until the date that the options vest, adjusting for options that we believe are unlikely to ever vest.  The remaining options vest over various periods through September 30, 2010.  The total charge for option expense in the three month period ended October 31, 2007 amounted to $135,315 compared to $223,843 in the three month period ended October 31, 2006.

Net Income (Loss)

Net loss before other income and expense (which excluded interest expense) for the three months ended October 31, 2007 was $(367,611), as compared to a net loss of $(664,824) for the three months ended October 31, 2006.  The decrease in net loss is attributable to significantly reduced expenditure in the areas of legal and professional fees, selling and marketing and general and administrative as the company introduced efforts to reduce the monthly burn rate.

Net loss (after other income and expense, including interest) for the three month period ended October 31, 2007 amounted to $(656,025), respectively compared to $(866,396) for the three month period ended October 31, 2006. The decrease in net loss was due to the factors discussed above.  Interest expense amounted to $288,414 in the three month period ended October 31, 2007, as compared to $201,572 in the three month period ended October 31, 2006.  The increase in interest expense is attributable to punitive interest charges related to outstanding debt obligations of the Company which were in default during the three month period ended October 31, 2007 and the generally increased debt burden of the Company.

Liquidity and Capital Resources

We have incurred operating losses since our inception. At October 31, 2007, we had an accumulated deficit from inception of $(13,082,158). We are in default under the terms of certain of our credit obligations and are operating at the forbearance of our creditors. Our auditors, in their report on our financial statement for the fiscal year ended July 31, 2007, have expressed substantial doubt about our ability to continue as a going concern.

The Company's working capital needs include payment of salaries, administrative expenses, and research and development activities. At October 31, 2007, we had no cash and we had net current liabilities of $7,031,174. We are in default under the terms of certain convertible loan notes under which we owed $1,536,941 (including interest and penalties) at October 31, 2007. These circumstances have effectively prevented us, during the year, from raising adequate working capital to operate the business effectively and we have been dependent upon advances from Westek Ltd, a Company that is related to Mr. Graham Cooper, our Chief Executive Officer to maintain basic operations and compliance and avoid insolvency. We have described under ‘Recent Developments’ above certain current events which indicate that, because of the failure of the loan note holders to agree on a financing solution between themselves and with the Company, the Company is unlikely to raise further working capital under its current structure; and, as further described there, discussions are taking place between the loan note holders and with the Company and others to sell the Company’s operating subsidiaries and return the Company to a shell with a simplified and reduced debt structure to enable it to realistically plan future merger transactions. In the event that these current negotiations are unsuccessful, and in the absence of any alternative solutions, the Company and its subsidiaries would be likely to face insolvency. However, the directors believe that current negotiations will end in an agreement between the loan note holders and the Company which will lead to the survival of the Company, potentially as a shell, as described above; or, alternatively, that some other outcome will materialize which will result in the survival of the Group.

Results of Operations for the Fiscal Year Ended July 31, 2007 as Compared To the Fiscal Year Ended July 31, 2007

Revenues

During the year ended July 31, 2007 we had sales of $-0-, as compared to sales of $1,271,130 during the year ended July 31, 2006. Revenue in the year ended July 31, 2006 was attributed to a single development contract which ended during that year and no income has been earned in the year ended July 31, 2007 since the Company has not had the resource to generate revenue earning contracts.

Research & Development Expenses

For the year ended July 31, 2007, research and development costs were $711,327 as compared to $1,306,542 for the year ended July 31, 2006. The change is attributable to less outsourcing to subcontractors of our research and development activity coupled with greater internal efficiency.

Depreciation Expenses

Depreciation expenses for the year ended July 31, 2007 totaled $ 9,763 as compared to $16,436 for the year ended July 31, 2006. This change is insignificant, reflecting the fact that investment in fixed assets has not altered materially from year to year.

General & Administrative Expenses

General and administrative expenses for the year ended July 31, 2006 totaled $1,316,552 as compared to $476,984 for the year ended July 31, 2007. The change is due to a significant increase in the stock option expense for the year ended July 31, 2007 ($690,467), compared to the previous year ($62,379).

Officer's Salaries

Officer's salaries totaled $116,471 in the year ended July 31, 2007, as compared to $432,000 in the year ended July 31, 2006. The change is attributable a change in board composition to individuals who require less cash compensation. The amounts include accruals for unpaid compensation. Officers of the Company have agreed to defer or forego, in part or in full, these amounts pending the ability of the company or it’s subsidiaries to make such payments.

Stock Based Compensation

During the year ended July 31, 2007 $269,850 of our expenses were paid for by way of stock issuances for services ("stock based compensation"). During the year ended July 31, 2006 stock based compensation amounted to approximately $656,202.

Stock Options Expense

Stock option expense for the year ended July 31, 2007 totaled $690,467 as compared to $62,379 in the year ended July 31 2006.

Legal and Professional

Legal and Professional fees totaled $409,583 during the year ended July 31, 2007, from $160,567 in the year ended July 31, 2006.  The increase is due to an increased level of legal and professional costs associated with several aborted attempts to refinance the Company, the majority of which was settled by the issuance of stock to preserve working capital.

Net Income (Loss)

Our net loss before non operating income and expenses for the year ended July 31, 2007 amounted to $2,717,658 from $959,060 for the year ended July 31, 2006. Our net loss for the year ended July 31, 2006 was $3,670,764 as compared to a net loss of $1,848,797 for the year ended July 31, 2006. This major shift is primarily due to the absence of revenues in the year and to increases in stock option expense and interest charges following restructuring of existing debts.

Liquidity and Capital Resources

At July 31, 2007 we had no cash and we had net current liabilities of $6,462,298. We are in default under the terms of certain convertible loan notes under which we owed $1,425,916 (including interest and penalties) at July 31, 2007. We are also obligated, as further described in the Consolidated Financial Statements, under certain royalty participation agreements, at the option of the investors under those agreements, to make early settlement of our obligations under those agreements by issuing investors, as early as December 31, 2007, with a three year loan note in the amount of $1,350,000 (plus accruing interest). The default condition of the loan notes has effectively prevented us, during the year, from raising adequate working capital to operate the business effectively and we have been dependent upon advances from Westek Ltd, a Company that is related to Mr. Graham Cooper, our Chief Executive Officer to maintain basic operations and compliance and avoid insolvency. We have described under ‘Recent Developments’ above certain current events which indicate that, because of the failure of the loan note holders to agree on a financing solution between themselves and with the Company, the Company is unlikely to raise further working capital under its current structure; and, as further described there, discussions are taking place between the loan note holders and with the Company and others to sell the Company’s operating subsidiaries and return the Company to a shell with a simplified and reduced debt structure to enable it to realistically plan future merger transactions. In the event that these current negotiations are unsuccessful, and in the absence of any alternative solutions, the Company and its subsidiaries would be likely to face insolvency. However, the directors believe that current negotiations will end in an agreement between the loan note holders, the investors in the royalty participation agreements and the Company which will lead to the survival of the Company, potentially as a shell, as described above; or, alternatively, that some other outcome will materialize which will result in the survival of the Group.

Off Balance Sheet Arrangements

We do not have any off balance sheet arrangements as of July 31, 2007 or as of the date of this report.

Recently Issued Accounting Pronouncements

Statement of Financial Accounting Standards No. 123 (revised 2004) Share-Based Payment (SFAS 123R) establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This Statement does not change the accounting guidance for share-based payment transactions with parties other than employees provided in Statement 123 as originally issued and EITF Issue No. 96-18, "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services." This Statement does not address the accounting for employee share ownership plans, which are subject to AICPA Statement of Position 93-6, Employers' Accounting for Employee Stock Ownership Plans. The Company is required to adopt SFAS 123R effective January 1, 2006. The standard provides for a prospective application. Under this method, the Company will begin recognizing compensation cost for equity based compensation for all new or modified grants after the date of adoption. In addition, the Company will recognize the unvested portion of the grant date fair value of awards issued prior to the adoption abased on the fair values previously calculated for disclosure purposes.

In May 2003, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard ("SFAS") No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument this is within its scope as a liability. Many of those instruments were previously classified as equity. SFAS No. 150 is effective for financial instruments entered into after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatory redeemable financial instruments of nonpublic entities. For nonpublic entities, mandatory financial instruments are subject to SFAS No. 150 for the first period beginning after December 15, 2003. Adoption of SFAS No. 150 will require us to report any cumulative redeemable preferred stock and any cumulative Class C redeemable preferred stock outstanding at the time of adoption as a liability.

On February 15, 2007, the FASB issued FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115. The fair value option established by Statement 159 permits all entities to choose to measure eligible items at fair value at specified election dates. A business entity will report unrealized gains and losses on items for which the fair value option has been elected in earnings (or another performance indicator if the business entity does not report earnings) at each subsequent reporting date. Statement 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007.  The Company does not expect that adoption of SFAS No. 159 will have a material effect on its financial position, results of operations, or liquidity and does not currently believe it will have a material impact on our financial statements.

On September 29, 2006, the FASB issued FASB Statement No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans — An Amendment of FASB Statements No. 87, 88, 106, and 132R. This new standard requires an employer to: (a) recognize in its statement of financial position an asset for a plan’s over funded status or a liability for a plan’s under funded status; (b) measure a plan’s assets and its obligations that determine its funded status as of the end of the employer’s fiscal year (with limited exceptions); and (c) recognize changes in the funded status of a defined benefit postretirement plan in the year in which the changes occur. The requirement to recognize the funded status of a benefit plan and the disclosure requirements are effective as of the end of the fiscal year ending after December 15, 2006, for entities with publicly traded equity securities, and at the end of the fiscal year ending after June 15, 2007, for all other entities. The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The Company does not expect that adoption of SFAS No. 158 will have a material effect on its financial position, results of operations, or liquidity and does not currently believe it will have a material impact on our financial statements.

In September 2006, the FASB issued Statement No. 157, Fair Value Measurements . This new standard provides guidance for using fair value to measure assets and liabilities. Statement 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. Under Statement 157, fair value refers to the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the market in which the reporting entity transacts. In this standard, the FASB clarifies the principle that fair value should be based on the assumptions market participants would use when pricing the asset or liability. The provisions of Statement 157 are effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company does not expect that adoption of SFAS No. 157 will have a material effect on its financial position, results of operations, or liquidity and does not currently believe it will have a material impact on our financial statements.

In March 2006, the FASB issued FASB Statement No. 156, Accounting for Servicing of Financial Assets - An Amendment of FASB Statement No. 140. This standard amends the guidance in FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. Among other requirements, Statement 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in various situations. Statement 156 is effective as of the beginning of an entity's first fiscal year that begins after September 15, 2006. The Company does not expect that adoption of SFAS No. 156 will have a material effect on its financial position, results of operations, or liquidity and does not currently believe it will have a material impact on our financial statements.

In February 2006, the FASB issued Statement No. 155, Accounting for Certain Hybrid Instruments. This standard amends the guidance in FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. Statement 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. Statement 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. The Company does not expect that adoption of SFAS No. 155 will have a material effect on its financial position, results of operations, or liquidity and does not currently believe it will have a material impact on our financial statements .

On July 13, 2006, FASB Interpretation (FIN) No. 48, Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No. 109, was issued. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 also prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The new FASB standard also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The Company has adopted the provisions of FIN 48 effective as of January 1, 2007. There is no financial statement impact from our adoption of FIN 48.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

Approval of the Stock Purchase Agreement pursuant to which the Company will sell its ownership interest in its wholly owned subsidiaries IVMD (UK) Limited and Jopejo Limited

Summary

We have entered into a Stock Purchase Agreement (“SPA”), a copy of which is attached hereto as Appendix A with Medical Diagnostic Innovations Ltd.  (“MDI”), a corporation organized under the laws of England and Wales providing for the sale of all of the issued and outstanding shares of our wholly owned subsidiary, IVMD (UK) Limited (“IVMD”) and Jopejo Limited (“Jopejo”).

We relied on an exemption from registration provided by Regulation S of the Securities Act of 1933, as amended as  MDI, the purchaser of the securities of Jopejo and IVMD is not a US person as such term is defined in Section 902 of Regulation S of the Securities Act of 1933, as amended.

Background of the Transaction

The Company is, and has been in default of several of its Loan Agreements to Montgomery Equity Partners Ltd., Longview Fund, L.P. and Whalehaven Capital Fund Limited for failure to make payments as they became due. We failed to make required payments under the applicable loan documents as we had no cash to make these payments. Following is a summary of the outstanding loans:

Pursuant to the terms of the Debentures issued to Longview LP pursuant to the Modification Agreement dated as of January 11, 2007, we agreed to make lump sum payments to Longview in an aggregate amount of $25,000, including a payment of $12,500 no later than February 28, 2007 and another $12,500 payment no later than March 30, 2007. In addition we are required to make monthly payments of $15,000 beginning on November 30, 2007. We have failed to make any of these required payments.
On October 19, 2006, we entered into a Termination, Settlement, and Forbearance Agreement effective as of October 16 (the "Settlement Agreement"), with Cornell Capital Partners LP ("Cornell") and Montgomery Equity Partners Ltd. ("Montgomery"), an affiliated fund of Cornell. The Settlement Agreement relates to a Standby Equity Distribution Agreement (the "Distribution Agreement") with Cornell and a Securities Purchase Agreement (the "Purchase Agreement") with Montgomery entered into on September 7, 2005.Pursuant to the terms of the Settlement Agreement, the Company agreed to pay to Montgomery an aggregate of $348,000 which represented all amounts owed by the Company  to Montgomery under the Debenture issued pursuant to the Purchase Agreement as of the date thereof including outstanding principal and interest. We agreed to make monthly payments of $29,000.00, with the first payment being due and payable on November 15, 2006 and each subsequent payment being due and payable on the first business day of each subsequent month. We failed to make any of the required payments.

On September 7, 2006, we issued a Secured Convertible Debenture to Whalehaven Capital Fund in the principal amount of $201,500, The Debenture provided for payment of principal in monthly installments of not less than $35,000, a redemption premium of 12% of such principal installment, plus accrued and unpaid interests commencing on March 7, 2007. Interest on the Debenture in the principal amount of 18%was due monthly commencing on October 7, 2006. We failed to make any of the required payments.

On November 29, 2006, we issued two secured subordinated convertible notes to Triumph Small Cap Fund Inc. in an aggregate principal amount of $500,000. The first note, in a principal amount of $335,000, was issued in consideration of prior cash advances made to us by Triumph. The second note, in a principal amount of $165,000, was issued in exchange for a secured convertible note previously issued to Triumph. On December 11, 2006, Triumph converted $50,000 of the principal amount outstanding under this note into 1,000,000 shares of the Company's common stock. The notes bear interest at the rate of 8% per annum and mature on April 30, 2008. The notes are convertible, at Triumph's option, into shares of the Company's common stock at a conversion price of $0.05 per share, subject to a 9.99% conversion restriction.

As set forth in more detail in the Company’s SEC Filings, the Company and its subsidiaries are engaged in development activity and currently have no revenue.  The viability of the Company is dependent on its ability to gain access to significant capital on an ongoing basis. In the absence of such new capital the Company and its subsidiaries would be forced to cease its activities and the development of its intellectual property, which could result in the lost of the investment by the Company’s shareholders.

Our only source of potential revenue was a development contract Inverness Medical Innovations Inc. (“IMI”).  Under our agreement with IMI, we assigned certain of our patents and grant certain licenses to IMI for the use of our technology to produce and market a prothrombin blood clotting measuring device for which we will receive a stream of future cash payments equal to 2% of all net sales of such device which we had anticipate would commence in 2008. However, there was no commitment to provide us such payments in 2008 and we now understand that further delays may arise. Further, we do not believe that the Company has any reasonable likelihood of receiving cash income from sales in the foreseeable future to enable it to be able to repay its debts.

During late 2006 and 2007, the Company’s operations were sustained by additional advances from Triumph Small Cap Fund LLP (“Triumph”) and Westek Limited (“Westek”) who between them provided additional short term finance to enable the Company and its subsidiaries to maintain basic operations and, in particular to hold the subsidiaries’ science team in place to protect our intellectual property assets and potential. Triumph provided short term advances through December 14, 2006 with Westek continuing to fund the Company’s basic operations and providing total short term advances amounting to $632,619 through December 18, 2007.

Throughout that period (late 2006 and 2007) the Company’s management worked extensively with certain of its note holders to seek sources of new funding to enable the Company to repay and/or consolidate and restructure its borrowings and to support its ongoing working capital requirements. Such negotiations and initiatives were exhaustive. The Company was however ultimately unable to reach an agreement with all of its note holders to restructure their loan agreements, which made it impossible for the Company to attract and consummate any new financing.

When, around October 2007, it became apparent to Westek that it was unlikely that the Company will be able to reach an agreement with all of its loan note holders, Westek indicated to the Company and its other loan note holders that it would be unable to continue to fund the working capital needs of the Company and its subsidiaries for much longer. At that time the discussions with the loan note holders developed into discussions regarding other means of avoiding the initiation of insolvency proceedings against the Company’s subsidiaries. The parties then agreed that a sale of the Company’s subsidiaries to MDI with the purchase price to be utilized to repay a portion of the Company’s outstanding notes was the only viable solution to the stalemate. In addition Triumph agreed to provide limited ongoing working capital to the Company during and after these transactions. In connection therewith, the Company issued a 8% Convertible Debenture to Triumph in pursuant to which Triumph agreed to advance up to $87,000 to the Company. The Note is a demand note and bears interest at the rate of 8% per annum.

Pursuant to the terms of a Purchase and Assignment Agreement dated December 18, 2007 (the “Assignment Agreement”), Triumph acquired the rights to certain 18% Secured Convertible Debentures (the “Convertible Debenture”) that were originally issued pursuant to the Purchase Agreement with Montgomery, as amended. Triumph acquired all of the rights of Montgomery to (a) the Investor Registration Rights Agreement, dated September 7, 2005, between the Issuer and Montgomery, (b) the Security Agreement, dated September 7, 2005, between the Issuer and Montgomery, and (c) the Pledge and Escrow Agreement dated September 7, 2005, by and among the Company, Montgomery and David Gonzalez (the “Escrow and Pledge Agreement”). Pursuant to the Pledge and Escrow Agreement, the Company pledged 25,685,000 shares of its common stock as security for full and prompt payment of the Company’s obligations under the Purchase Agreement.  In consideration for the assignment of its rights, pursuant to the Assignment Agreement Triumph (i) issued a promissory note in the amount of $150,052 to Montgomery, (ii) agreed to transfer to Montgomery 150,000 shares of its common stock of the Company (post a reverse stock split which the Company intends to implement), and (iii) issued a warrant to Montgomery to purchase 50,000 shares of its common stock at a price of $1.00 per share. Subsequently on December 18, 2007, Triumph issued a notice of default to the Company under the 18% Secured Convertible and received the right to vote 25,685,000 shares of common stock which were held in escrow to secure the Company’s obligations to repay the Convertible Debenture. The 25,685,000 shares were deposited in escrow pursuant to the Escrow Agreement among Montgomery, Triumph and Sichenzia Ross Friedman Ference LLP.  In addition, Triumph entered into Purchase and Assignment Agreements with each of Whalehaven and Longview, pursuant to which each of Whalehaven and Longview agreed to assign to Triumph all their rights under Debentures issued by the Company for a purchase price of $39,293 and $68,641 respectively.

Graham Cooper, the Company’s Chairman, President and Chief Executive Officer is the principal stockholder of Westek Limited. Westek provides book-keeping services to IVMD and Jopejo without charge.

Graham Cooper, the Company’s Chairman, President and Chief Executive Officer is a shareholder of MDI, Martin Thorp, the Company’s Chief Financial Officer, Professor Patricia Connelly, the Company’s Chief Science Officer and Mr. Nasser Djennati, the Company’s Head of Science team are also shareholders of MDI.

Because of the ultimate inability of the Company and its loan note holders to reach an agreement to further restructure or convert into equity the various loan notes, the Company became increasingly frustrated during 2007 in its ability  to reconstruct its balance sheet  and therefore to raise essential new capital to finance operations.

Although the underlying technology of the Company’s subsidiaries may still be capable of becoming commercially viable in due course, to unlock that future potential carries significant risk and uncertainty and requires considerable fresh risk capital investment, which had become impossible for the Company to access, given its current balance sheet and the failure of the loan note holders to agree to restructure or convert.

Management believes that by selling the subsidiaries to a new company that is free of debt encumbrances, MDI will be able to access private capital and operate the business successfully.

Management did not approach or sought out any indication of interest from third parties in connection with the sale of the subsidiaries for several reasons including:

•
Given the Company’s inability to continue to fund operations, management needed to take action quickly. MDI is a management buy-out and, as such, assures continuity and speed, without the need for detailed due diligence and assessment by others of complex and novel technology.

•
The proposed transaction with MDI has, as described more fully above, the support of (i) the majority of the Class A Preferred Shareholders, and (ii) all of our loan note holders and those entities who advanced funds under the Royalty Participation Agreements referred to above. The Company had been otherwise unable to secure the agreement of these parties to restructure their debt. Those various parties agreed to restructure, forgive (in part or full) or transfer obligations to MDI; and in the case of the Class A Preferred Shareholders, cancel their shares in exchange for new shares in MDI; all of which management believes will benefit In Veritas and significantly increases the value derived to In Veritas from the transaction and  simplify the balance sheet of In Veritas to enable it to contemplate new transactions. These various transactions are the result of extended negotiation and reflect the particular status of MDI as a management buy out which has the support of the Company’s loan note holders and Series A Preferred Shareholders, it is unlikely that a similarly favourable transaction would be arranged with a third party in the time frame available.

•
The proposed transaction with MDI is able to reflect better value because it is structured as a management buy-out which assures the continued involvement of essential key science team members, whose know-how is critical to the extraction of future value from development work-in-progress.

•
The proposed transaction with MDI is more certain to occur because of the matters described above, whereas introducing any third party buyer would, in management’s view, be highly risky due to the precarious financial position of the subsidiaries and the possibility that a third party commercial or financial buyer might prefer to negotiate the subsidiaries into insolvency to acquire them on a forced sale discount, which would be contrary to the best interest of  In Veritas and its shareholders.

•
MDI wishes to maintain operations and has the general support and goodwill of the subsidiaries major trade creditors, it is therefore well placed to present an offer to In Veritas for the subsidiaries valued on a going concern basis.

•
The subsidiaries technology is novel and speculative, there are few buyers who would appreciate and understand its possible future value and be prepared to risk substantial capital to acquire the subsidiaries, which heightens the risk of insolvency through protracted negotiation and uncertainty discussed above.

Terms of the Stock Purchase Agreement

Pursuant to the Stock Purchase Agreement, MDI will acquire 19,609 shares of stock of IVMD and 83,353 of Jopejo for a purchase price of $665,872 of which $26,500 was advanced to the Company by Westek on behalf of MDI on June 5, 2007to defray certain costs incurred in connection with the preparation and filing of the Form 10-QSB for the quarter ended April 30, 2007, in anticipation of the proposed sale of the subsidiaries to a third party, with the understanding that those funds will be repaid to Westek by MDI. The purchase price was determined through negotiations between MDI, the Company and the Company’s loan note holders and reflects the parties’ assessment and agreement of the value of the subsidiaries. The Company’s Board of Directors considered the following factors in agreeing to the purchase price and accepting the offer from MDI:

•
The offer  would result in the elimination of material debt and other obligations of the Company, which , based on amounts recorded in the Company’s consolidated financial statements at October 31, 2007, amounted in the aggregate to  $5,687,710;

•
The financial condition of the subsidiaries, which have been and continue to be loss making, have no revenue and, as at October 31, 2007 had net liabilities of approximately $6,193,903, led  the Board of Directors to believe that the subsidiaries would be unlikely to be unattractive to any third party buyer, outside of a distressed insolvency, which would be unlikely to attract material value;

•
The offer from MDI was structured as a management buy out, which, in the current circumstances, would be reasonably regarded as the most likely way to secure maximum value because of the criticality of the subsidiary science team to any possible buyer;

•
Management’s belief that the subsidiaries operations are in highly specialized areas and relate to the development of intellectual property in a novel area of technology, therefore independent expertise would be unlikely to be able to assess value with any degree of precision;

•
The precarious financial condition of the subsidiaries and the real possibility that the subsidiaries would be forced to declare bankruptcy by their creditors if a buyer was not located immediately or if we sought to approach any third party buyer which act would be  likely protract or frustrate any solution in all of the circumstances, other than through forced insolvency

•
The fact that the Company’s subsidiaries are loss making and have no prospect of earning material revenue for the foreseeable future. Although (i) IVMD (UK) is entitled to a royalty payment on the eventual sale of a certain prothrombin measurement device under the terms of a contract with Inverness Medical Innovations Inc., for which we had anticipate payments may commence in 2008, there can be no certainty about this timing and we now understand that further delays may arise. Further, we do not believe that the Company has any reasonable likelihood of receiving cash income from sales in the foreseeable future to enable it to be able to repay its debts;

•	The fact that the Company’s loan note holders were involved, as beneficiaries, in agreeing to the transaction on an arms length basis;
•
The fact that the Company and its subsidiaries had exhausted all available lines of working capital and that, after exhaustive efforts to raise new capital through discussions with its loan note holders, it had become clear that the size and nature of the Companies indebtedness to its loan note holders and their unwillingness to reach a viable compromise with the Company or with possible new financiers had become a fundamental impediment to the Company being able to raise new capital to fund its subsidiaries’ operations;

•
The fact that the Company would, after the consummation of the transaction and related transactions, have only one loan note holder (Triumph), which had agreed to provide short term funding to the Company to maintain its compliance providing a possible viable way forward for the Company.

Simultaneously with the entry into the SPA, the Company entered into agreements providing for the payment of partial amounts owed to each of Montgomery Partners, Longview Fund, L.P, Whalehaven, Triumph and Westek payable out of the cash receipts arising from the sale of the subsidiaries, as follows:

Creditor	Principal	Interest	Total	Amounts to be received	Balance remaining
				from the sale of the
				Subsidiaries
Longview	$309,300	$42,708	$352,008	$77,442	$274,566
Whalehaven	$201,500	$18,135	$219,635	$44,330	$157,170.
Montgomery	$319,260	$15,660	$334,920	$70,237	$249,023
Triumph	$450,000	$98,216	$548,216	$87,363	$362,637
Westek	$1,800,000	$180,000	$1,980,000	$360,000	$1,620,000
				$639,372

MDI is a private corporation incorporated under the laws of the United Kingdom on September 24, 2007. To date MDI has not conducted any business activity. Its incorporators hold the issued share capital of the Company in trust for its founding shareholders (“the Founders”) who include the employees, directors and certain key contractors of IVMD UK Limited and Jopejo Limited, including Graham Cooper, the President and Chief Executive Officer of the Company and Martin Thorp, the Chief Financial Officer and a Director of the Company. Upon the allotment of the shares in MDI to the Founders, and after its initial financing, Mr. Cooper and Mr. Thorp are expected to own 33% and 8% respectively of the then issued total share capital of MDI.

Pursuant to the terms of SPA, MDI has agreed to assume certain of the Company’s payment obligations to Triumph and Juma Technology (the assignee of the Rubin Family Irrevocable Stock Trust) (the “RPA Note Holders”) who previously advanced the aggregate amount of $450,000 to the Company pursuant to certain Royalty Participation Agreements (the “RPA Agreements”).  Simultaneously with the entry into the SPA, MDI entered into new RPA Agreements (the “New RPA Agreements”) with each of the RPA Note Holders which provides that upon closing of the SPA, MDI will assume some of the obligations of the Company to make payments to the RPA Note Holders. Such payment obligations are, in part, linked to future sales of medical device products that incorporate intellectual property developed by IVMD, including the obligation to make payments equal to 10% of all royalty receipts received in connection with the sale of certain prothrombin blood clotting measuring device, under the terms of a royalty agreement entered into between IVMD and Inverness Medical Innovations Inc. Under the terms of the New RPA Agreement IVMD (UK) is obligated, in certain circumstances, to make aggregate payments to the RPA Note Holders up to a maximum of $1,350,000. In connection with the Stock Purchase Agreement, the RPA Note Holders have agreed to waive and cancel all of the Company’s obligations under the RPA Agreements.

In addition, pursuant to the terms of the Stock Purchase Agreement, MDI, the Company, IVMD and Jopejo have each agreed to take all actions necessary to secure the cancellation of all or substantially all of the outstanding shares of our Series A Preferred Stock. MDI, the Company, IVMD and Jopejo, contemplate that in order to secure the agreement of the holders to the cancellation of the Series A Preferred Stock it will be necessary to offer them a total of 27% of the total shares in MDI, (such percentage being calculated after the allocation of shares to MDI’s founders (the management team and principal employees) and to MDI’s initial investors, who have indicated an intention to invest adequate capital to enable the purchase price to be funded).  The shares will be apportioned among the Series A Preferred stock holders on a pro rata basis of their existing holding against the total number of Series A Preferred stock. To date, we have received firm indications from holders of Series A Preferred stock holding in the aggregate 91% of the total number of the Series A Preferred Stock that they will accept this proposed offer of shares in MDI and cancel their Series A Preferred Stock in the Company and we expect that all or substantially all of the other Series A Preferred Shareholders will also accept the proposed offer. However, as yet there have been no binding agreements with the Series A Preferred Stock holders with respect to the cancellation of the preferred stock and the Company has not cancelled any of its Series A Preferred Stock.

 Further, pursuant to a Consent and Partial Satisfaction of Debt Agreement dated as of December 18, 2007, Westek has agreed to accept a partial repayment of $360,000 of its Loan Note (the “Westek Note”) in the amount of $1,800,000, effective upon the closing of the SPA. Westek also agreed to cancel the remaining obligations that the Company has to Westek under the Westek Note. The Westek Note was originally issued pursuant to the Loan Agreement dated as of June 30, 2004. On November 21, 2006, the Westek Note was amended to extend the maturity date to March 31, 2008. The Westek Note bears interest at the rate of 10% beginning October 2006. In addition, at the closing of the SPA all short term advances aggregating $632,619 made to the Company and its subsidiaries by Westek are to be assumed by IVMD (UK) and will therefore no longer be an obligation of In Veritas after the sale.

Pursuant to the terms of the Stock Purchase Agreement, the Company agreed to forgive all intra company indebtedness due to it from IVMD (UK) and Jopejo. This indebtedness arose throughout the entire period since the Company acquired the subsidiaries, on June 30, 2004 through the normal course of business as the Company raised capital and advanced such capital to its subsidiaries from time to time as needed to fund operations on intercompany current account. At October 31, 2007, the total amount of such intragroup indebtedness amounted to $3,625,488. Given the parlous financial status of the subsidiaries this intercompany indebtedness was fully reserved in the financial statements of the Company and eliminated on consolidation in accordance with Generally Accepted Accounting Principles, therefore no accounting loss arises as a result of the forgiveness.

Upon completion of the transaction contemplated by the Stock Purchase Agreement, we will have no operations and will be a shell company. We intend to locate a suitable acquisition or merger candidate with viable operations. The Company contemplates that any proposed transaction will be a stock transaction where the Company will issue shares of its common stock to a potential merger or acquisition candidate. The Company has entered into a non-binding Letter of Intent with Bluestone Solutions, Inc. (“Bluestone’) regarding a proposed transaction involving the acquisition of Bluestone either by way of a merger with and into a wholly owned subsidiary of the Company or the acquisition of all of the issued and outstanding shares of Bluestone. Bluestone Solutions is a full-service mortgage company providing a selection of competitively priced loan products to conforming and non-conforming borrowers. Its products and services are intended to meet the needs of mortgage customers who do not have access to fairly priced and professionally delivered home financing opportunities and those who have other mortgage options.    The consummation of the transaction is subject to among other things: (A) the parties’ negotiation and execution of Definitive Agreements; (B) the satisfactory completion of due diligence review and investigation of each party’s business; (C) the approval of the each party’s Board of Directors; (D) the delivery of audited financial statements by Bluestone for the prior three fiscal years.  There can be no assurance that we will be able to enter into definitive agreements with Bluestone upon terms and conditions that are acceptable to our Board of Directors.

In making its determination with respect to the sale of the Company’s subsidiaries, the Board of Directors considered several relevant factors which they considered to be material. This is not an exhaustive list of all the factors considered. Each member of the Board of Directors may have considered different factors or assigned different weights to different factors. The Board of Directors evaluated these factors as a whole and did not quantify or otherwise assign relative weights to the factors considered. Those factors were:

•
The viability of our existing business operations. We have sustained significant losses to date and faced insurmountable difficulties in obtaining new financing to fund our operations to develop and exploit our intellectual property.   .

•
The failure of protracted discussions with our loan note holders to agree to restructure their existing loan agreements that may have allowed us to raise additional funds to support our operations and expand our business and the consequent reluctance of Westek to continue to fund our operations which would result in our inability to pay our outstanding obligations which would have caused us and our subsidiaries to declare bankruptcy

•
 The completion of the transactions contemplated by the Stock Purchase Agreement will enable us: (a) to materially reduce our obligations under our loan notes and other advances, and to consolidate that reduced indebtedness with one loan note holder, Triumph, which agreed to providing us with short term funding of up to $87,000; (b) to eliminate subsidiary operations with material net deficits on their balance sheets; and to cancel all or substantially all of our preferred stock; all of which improve and simplify our balance sheet thus positioning us to identify and complete a merger or acquisition which the goal of  increasing  shareholder value.

The determination of the Board of Directors involved judgment with respect to, among other things, future economic, competitive and financial market conditions and future business decisions which may not be realized and are inherently subject to significant business, economic, competitive and other uncertainties, all of which are difficult to predict and many of which are beyond our control.

Risks

The sale of IVMD and Jopejo will essentially eliminate all of our business operations, at which time we will become a shell company.  We will have no sources of revenue and will be required to continue to incur expenses, particularly those expenses related to being a public company, including legal and accounting fees.

We did not seek or receive a valuation of IVMD and Jopejo or a fairness opinion with respect to the transaction.  Therefore there is no independent evidence of such value.

In the event the Company is unable to find a new business or raise capital to cover its expenses, it is likely that the Company will have to cease operations and your entire investment will be lost.

Interest of Related Parties in the Proposed Sale of IVMD UK and Jopejo

•	Mr. Graham Cooper, the Company’s President and Chief Executive Officer is a shareholder of MDI
•	Mr. Martin Thorp, the Company’s Chief Financial Officer, is a shareholder of MDI.
•
All of the holders of the Company’s Series A Preferred Stock will be offered an equity interest in MDI, IVMD UK or Jopejo in consideration of their agreement to cancel and return to the Company’s treasury the shares of Series A Preferred Stock which they own. As at December 18, 2007, approximately 91% of the Series A Preferred Stock has indicated that it intends to accept this offer and all or substantially all of the other Series A Preferred Stock holders are expected to do so.

•
Montgomery Partners, Longview Fund, L.P, Whalehaven, Triumph and Westek will receive partial payment of amounts due to them out of the cash receipts arising from the sale of the subsidiaries. See “Terms of the Stock Purchase Agreement”, page 18.

The founder shareholding of MDI, which also represents the entire issued share capital of MDI as of December 18, 2007, is shown in the table below and includes employees, management and key contractors of IVMD (UK) and Jopejo:

Name	Current Relationship to InVeritas	Number of shares held in MDI	Price paid for ownership interest in MDI	Percentage Ownership in MDI
Mr. Graham Cooper	President & Chief Executive Officer	27	£27	27%
Mr. Martin Thorp	Chief Financial Officer	27	£27	27%
Mr. Robert Galvin	Administration manager and financial controller	7	£7	7%
Mr. Nasser Djanatti	Head of Science team	22	£22	22%
Prof. Patricia Connelly	Chief Science Officer	17	£17	17%

Pro-forma Financial Data

Attached hereto as Appendix C is the Pro-forma Consolidated Balance Sheet as at period ended October 31, 2007 and the Pro-forma Consolidated Condensed Statement of Operations for the year ended July 31, 2007 and the interim period ended October 31, 2007 which illustrates the impact of the various transactions contemplated by the Share Purchase Agreement and consummated in connection therewith which gives effect to and shows the following material changes:

•
Obligations under Loan Notes and Royalty Participation advances, together with interest payable thereon (shown, in aggregate, as $5,444,463 in the Company’s 10-QSB for the period ended October 31, 2007) are reduced to $1,794,838.

•	Accounts payable and accrued expenses (shown as $2,303,679 in the Company’s 10-QSB for the period ended October 31, 2007) are reduced to $265,386.
•	Net current liabilities (shown as $7,014,236 in the Company’s 10-QSB for the year ended October 31, 2007) are reduced to $1,973,224.
•	Net liabilities and shareholder’s deficit (shown as $7,598,303 in the Company’s 10-QSB for the year ended October 31, 2007) are reduced to $1,973,224
•	Series A Preferred Stock is cancelled
•
25,685,000 shares of common stock, with a value at the issue date of $25,685 and which was previously held in escrow as security for certain loan advances, in default, has now been issued following a demand by the loan note holder and appropriately classified as issued common stock and additional paid in capital.

•	Under the terms of the proposed reverse share split of 250 to 1, the pro-forma loss per share is ($0.65) for the three month period ended October 31, 2007.

           Under generally accepted accounting principles, we will reflect the results of operations of IVMD and Jopejo as discontinued operations.  The expected gain or loss on the sale of IVMD and Jopejo, net of any applicable taxes, will be reflected in discontinued operations in the quarter during which the proposed sale closes.

Federal Income Tax Consequence

The proposed sale of IVMD and Jopejo has no material federal income tax consequences to the Company’s stockholders. The proposed sale of IVMD and Jopejo will be reported by the Company as a sale of assets for federal income tax purposes in the fiscal year ending July 31, 2008. The proposed sale of IVMD and Jopejo will be a taxable transaction for United States federal income tax purposes.

The Company has substantial net operating losses carry forward for tax purposes, estimated to be approximately $6.8m.  The Company further estimates that we will record a gain on the transaction for tax purposes which will be substantially less than the net operating losses carry forward and are confident that no tax liability will arise.

Regulatory Approvals

           No United States Federal or state regulatory requirements must be complied with or approvals obtained as a condition of the proposed sale of IVMD and Jopejo other than federal securities laws.

AMENDED AND RESTATED ARTICLES OF INCORPORATION

On December 18, 2007, the stockholders holding a majority of the capital stock of the Company approved the filing of amended and restated Articles of Incorporation. Our amended and restated articles of incorporation will effect a reverse stock split of the Company’s issued and outstanding common stock   pursuant to which each 250 currently outstanding shares of Common Stock (the "Old Shares") would be automatically converted into one share of Common Stock (the "New Shares"). The reason for the reverse stock split is to increase the per share stock price. The Company believes that if it is successful in maintaining a higher stock price, the stock will generate greater interest among professional investors and institutions. If the Company is successful in generating interest among such entities, it is anticipated that the shares of its Common Stock would have greater liquidity and a stronger investor base.

In determining the size of the reverse split ratio, the Company considered the current trading price of the Company’s common stock and determined that a price in the range of $.50 to $.75 will enable the Company to generate interest in the Company’s stock and make the Company an attractive acquisition or merger candidate.  The Company also anticipates the issuance of shares of its common stock in any acquisition or merger transaction and believes that it would be advantageous to have a large number of unissued shares available for issuance in such a transaction.

No assurance can be given, however, that the market price of the New Shares will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split. The New Shares issued pursuant to the Reverse Stock Split will be fully paid and non-assessable. All New Shares will have the same par value, voting rights and other rights as Old Shares. Stockholders of the Company do not have preemptive rights to acquire additional shares of Common Stock, which may be issued.

The reverse stock split is being effectuated by reducing the number of issued and outstanding shares of common stock at the ratio of 250 to 1. The principal effect of the reverse stock split will be that the number of shares of Common Stock issued and outstanding will be reduced from 86,048,474 to approximately 344,200. There will be no change in our authorized capital.  Accordingly, as a result of the reverse stock split, the Company will have approximately 499,655,800 authorized but unissued shares, of which 180,031 shares are reserved for issuance upon exercise and/or conversion of outstanding convertible securities such as warrants, options and convertible notes. Prior to the implementation of the reverse stock split, there were 413,951,526 authorized but unissued shares of which 45,007,863 shares are reserved for issuance upon exercise and/or conversion of outstanding convertible securities such as warrants, options and convertible notes. The resulting reduction in the number of issued and outstanding shares will provide the Company with additional authorized but unissued shares which could be utilized for future acquisitions, mergers, financings or otherwise carry out the Company’s business objectives. There can be no assurance that the Company will be successful in making any acquisitions or obtaining any financings. Further, although the increase in the number of authorized but unissued shares could, under certain circumstances have an anti-takeover effect (for example by permitting issuances which could dilute the stock ownership  of a person seeking to effect a change in the composition of the board or contemplating a tender offer or other transaction for the combination of the Company with another entity) the reverse split is not being effected in response to any effort of which the Company is aware to accumulate shares of common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors or shareholders.

In addition, the Reverse Stock Split has potentially dilutive effects on each of the shareholders. Each of the shareholders may be diluted to the extent that any of the authorized but unissued shares are subsequently issued.

The reverse stock split will not alter any shareholder's percentage interest in the Company's common stock, except to the extent that the reverse stock split results in any of the Company's shareholders owning a fractional share. In lieu of issuing fractional shares, the Company will issue to any shareholder who otherwise would have been entitled to receive a fractional share as a result of the Reverse Split an additional full share of its common stock.

In addition, commencing with the effective date of the reverse stock split, all outstanding options and warrants and other convertible or exercisable securities entitling the holders thereof to purchase shares of the Company's common stock will entitle such holders to receive, upon exercise of their options or warrants, 1/250 of the number of shares of the Company's common stock which such holders may purchase upon exercise of their options or warrants. In addition, holders of our Series A Preferred Stock will be entitled to receive 1/250 of the number of shares of the Company’s common stock which such holders are entitled to upon conversion of their Series A Preferred Stock.  In addition, commencing on the effective date of the reverse stock split, the exercise price of all outstanding options and warrants will be increased by a multiple of 250.

Certain Federal Income Tax Consequences

The following summary of material U.S. federal income tax consequences of the reverse stock split does not purport to be a complete discussion of all of the possible federal income tax consequences. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as stockholders subject to the alternative minimum tax, banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, certain U.S. expatriates, broker-dealers, tax-exempt entities, retirement plans, pass-through entities (including partnerships and entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of such pass-through entities.

The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively, as well as prospectively. This summary also assumes that the shares of common stock are held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a stockholder may vary depending on the facts and circumstances of such stockholder.

Each stockholder is urged to consult with such stockholder’s tax advisor with respect to the particular tax consequences of our reverse stock split.

No gain or loss will be recognized by a stockholder as a result of the reverse stock split. The aggregate tax basis of the shares received in the reverse stock split will be the same as the stockholder’s aggregate tax basis in the shares surrendered as a result of the reverse stock split. The stockholder’s holding period for the shares received in the reverse stock split will include the period during which the stockholder held the shares surrendered as a result of the reverse stock split.

We have not sought any ruling from the Internal Revenue Service or an opinion of counsel with respect to the statements made and the conclusions reached in this summary. Our views regarding the tax consequences of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending on the state in which such stockholder resides.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB with the Securities and Exchange Commission. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System. We will furnish any exhibit to our Annual Report on Form 10-KSB/A or Quarterly Report on Form 10-QSB/A, at no charge upon request by writing to Mr. Martin Thorp, Chief Financial Officer, In Veritas Medical Diagnostics, Inc., The Green House, Beechwood Business Park North, Inverness, Scotland IV2 3BL.

INFORMATION

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

By order of the Board of Directors
Inverness, Scotland
February *, 2008	By:	/s/ Graham Cooper
Chairman

APPENDICES

Appendix A - Stock Purchase Agreement dated December 18, 2007  by and among, In Veritas Medical Diagnostics, Inc., Medical Diagnostic Innovations Ltd., IVMD (UK) Limited, and Jopejo Limited.

Appendix B - Article 113 of the Colorado Business Corporations Act

Appendix C- ProForma Financial Information

Appendix D – Financial Statements

Appendix A

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) is made and entered into as of this 18th  day of December, 2007, by and among In Veritas Medical Diagnostic, Inc., a Colorado corporation having its principal offices at the Green House, Beechwood Business Park North, Inverness, Scotland 1V2 3BL (the “Seller”), Medical Diagnostic Innovations Ltd. a corporation organized under the laws of England and Wales having its principal office at 3rd Floor, 14 South Molton Street, London W1K 5QP, United Kingdom (the “Purchaser”), IVMD (UK) Limited, a corporation organized under the laws of England and Wales having its principal office at Unit 2, Taurus Business Park, Europa Boulevard, Westbrook, Warrington, WA5 5YT, United Kingdom (“IVMD UK”) and Jopejo Limited, a corporation organized under the laws of England and Wales having its principal office at Unit 2, Taurus Business Park, Europa Boulevard, Westbrook, Warrington, WA5 5YT, United Kingdom (“Jopejo” IVMD UK and Jopejo are sometimes collectively referred to hereinafter as the “Subsidiaries”).

W I T N E S S E T H:

WHEREAS, Seller owns 19,609 shares of common stock, par value £1.00  per share and 221,091 shares of cumulative redeemable preferred stock, par value £1.00 per share of IVMD UK (the “IVMD UK Shares”) and 83,353 shares of common stock, par value £0.05 per share of Jopejo (the “Jopejo Shares” and collectively with the IVMD UK Shares, the “Shares”), which Shares constitute 100% of the issued and outstanding shares of capital stock of each of the Subsidiaries; and

WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, the Shares for the purchase price and upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

ARTICLE I

SALE AND PURCHASE OF SHARES

1.1  Sale and Purchase of Shares.

Upon the terms and subject to the conditions contained herein, on the Closing Date the Seller shall sell, assign, transfer, convey and deliver to the Purchaser, and the Purchaser shall purchase from the Seller, all of the Shares.

ARTICLE II

PURCHASE PRICE AND PAYMENT

2.1  Amount of Purchase Price. The purchase price (the “Purchase Price”) to be paid by Purchaser for the Shares is Six Hundred and Sixty Five Thousand, Eight Hundred and Seventy Two Dollars ($665,872), of which Twenty Six Thousand, Five Hundred Dollars ($26,500) has been previously advanced by, or on behalf of the Purchaser to defray certain costs incurred by the Seller in connection with the preparation and filing of the Form 10-QSB for the quarter ended April 30, 2007

2.2  Payment of Purchase Price.

On the Closing Date, the Purchaser shall pay balance of the Purchase Price to the Seller, which shall be paid by the delivery to Seller of a certified or bank cashier's check, payable to the order of the Seller or, at the Seller’s option, by wire transfer of immediately available funds into accounts designated by the Seller.

ARTICLE III

CLOSING AND TERMINATION

3.1  Closing Date.

                      Subject to the satisfaction of the conditions set forth in Sections 7.1 and 7.2 hereof (or the waiver thereof by the party entitled to waive that condition), the closing of the sale and purchase of the Shares provided for in Section 1.1 hereof (the "Closing") shall take place at the offices of Sichenzia Ross Friedman Ference LLP located at 61 Broadway, 32nd Floor, New York, New York 10006 (or at such other place as the parties may designate in writing) on such date as the Seller and the Purchaser may designate.  The date on which the Closing shall be held is referred to in this Agreement as the "Closing Date".

3.2  Termination of Agreement.

This Agreement may be terminated prior to the Closing as follows:

(a)  At the election of the Seller or the Purchaser after March 15, 2007, if the Closing shall not have occurred by the close of business on such date, provided that the terminating party is not in default of any of its obligations hereunder;

(b)  by mutual written consent of the Seller and the Purchaser; or

(c)  by the Seller or the Purchaser if there shall be in effect a final nonappealable order of a governmental body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby; it being agreed that the parties hereto shall promptly appeal any adverse determination which is not nonappealable (and pursue such appeal with reasonable diligence).

3.3  Procedure Upon Termination.

In the event of termination and abandonment by the Purchaser or the Seller, or both, pursuant to Section 3.2 hereof, written notice thereof shall forthwith be given to the other party or parties, and this Agreement shall terminate, and the purchase of the Shares hereunder shall be abandoned, without further action by the Purchaser or the Seller.

3.4  Effect of Termination.

In the event that this Agreement is validly terminated as provided herein, then each of the parties shall be relieved of their duties and obligations arising under this Agreement after the date of such termination and such termination shall be without liability to the Purchaser, the Seller or each of the Subsidiaries; provided, however, that the obligations of the parties set forth in Section 10.4 hereof shall survive any such termination and shall be enforceable hereunder; provided, further, however, that nothing in this Section 3.4 shall relieve the Purchaser or the Seller of any liability for a breach of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE SUBSIDIARIES

The Seller and the Subsidiaries hereby jointly and severally represent and warrant to the Purchaser that:

4.1.           Organization and Good Standing. The Seller and each of the Subsidiaries, are corporations duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation.  The Seller and each of the Subsidiaries, are not required to be qualified to transact business in any other jurisdiction where the failure to do so would reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Seller and each of the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Seller’s and each of the Subsidiaries, ability to perform in any material respect on a timely basis their obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”).

4.2.           Authority.

(a)           The Seller and each of the Subsidiaries, have full power and authority (corporate and otherwise) to carry on their business and have all permits and licenses that are necessary to the conduct of their business or to the ownership, lease or operation of their properties and assets.

(b)           The execution of this Agreement and the delivery hereof to the Purchaser and the sale contemplated herein have been, or will be prior to Closing, duly authorized by the Board of Directors of the Seller and each of the Subsidiaries, having full power and authority to authorize such actions.

(c)           Subject to any consents required under Section 4.5 below, the Seller and each of the Subsidiaries have the full legal right, power and authority to execute, deliver and carry out the terms and provisions of this Agreement; and this Agreement has been duly and validly executed and delivered on behalf of the Seller and each of the Subsidiaries and constitute a valid and binding obligation of the Seller and each of the Subsidiaries, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and subject to general principles of equity that restrict the availability of equitable remedies.

(d)           Neither the execution and delivery of this Agreement, the consummation of the transactions herein contemplated, nor compliance with the terms of this Agreement will violate, conflict with, result in a breach of, or constitute a default under any statute, regulation, indenture, mortgage, loan agreement, or other agreement or instrument to which the Seller and each of the Subsidiaries are  parties or by which each or any of them is bound, any charter, regulation, or bylaw provision of the Seller and each of the Subsidiaries or any decree, order, or rule of any court or governmental authority or arbitrator that is binding on the Seller or each of the Subsidiaries, in any way.

4.3.           Shares.

(a)           The authorized capital stock of the Seller consists of 500,000,000 shares of common stock, par value $0.001 per share and 50,000, 000 shares of preferred stock of which 86,048,474 shares of common stock and 34,343,662 shares of designated as Series A Preferred stock are issued and outstanding. Other than set forth in the SEC Reports, there are no authorized or outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever under which the Seller  is or may become obligated to issue, assign or transfer any shares of capital stock of the Seller.

(b)           The authorized capital stock of IVMD UK consists of 19,609 shares of common stock, par value £1.00  per share, of which 19,609 shares are outstanding. The shares of IVMD UK are duly authorized, validly issued, fully paid and non-assessable

(c)           The authorized capital stock of Jopejo Limited consists of 2,000,020 shares of common stock, par value £0.05 per share, of which 83,353 shares are outstanding. The shares of Jopejo are duly authorized, validly issued, fully paid and non-assessable

(d)           Upon the delivery to Purchaser on the Closing Date of the certificates representing the Shares, Purchaser will have good, legal, valid, marketable and indefeasible title to the then issued and outstanding shares of capital stock of each of the Subsidiaries, free and clear of any liens, pledges, encumbrances, charges, agreements, options, claims or other arrangements or restrictions of any kind.

4.4.           Consents. Except for the approval of the shareholders of the Seller, no consents or approvals of any public body or authority and no consents or waivers from other parties to leases, licenses, franchises, permits, indentures, agreements or other instruments are (i) required for the lawful consummation of the transactions contemplated hereby, or (ii) necessary in order that the Business can be conducted by the Purchaser in the same manner after the Closing as heretofore conducted by the Seller or each of the Subsidiaries nor will the consummation of the transactions contemplated hereby result in creating, accelerating or increasing any liability of the Seller or each of the Subsidiaries.

4.5.           SEC Reports; Financial Statements.  The Seller has filed all reports, schedules, forms, statements and other documents required to be filed by the Seller under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Seller was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Such financial statements comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Seller and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

4.6.           Books and Records.  The books and records of the Seller and each of the Subsidiaries are complete and correct in all material respects and have been maintained in accordance with sound business practices, including the maintenance of an adequate system of internal controls.  True and complete copies of all available minute books and all stock record books of each of the Subsidiaries will be delivered to Purchaser at Closing.

4.7.           Absence of Undisclosed Liabilities.  Except as and to the extent reflected or reserved against the financial statements included in the most recent SEC Report, there are no liabilities or obligations of the Seller and each of the Subsidiaries of any kind whatsoever, whether accrued, fixed, absolute, contingent, determined or determinable, and including without limitation (i) liabilities to former, retired or active employees of the Seller or each of the Subsidiaries under any pension, health and welfare benefit plan, vacation plan or other plan of the Seller or each of the Subsidiaries, (ii) tax liabilities incurred in respect of or measured by income for any period prior to the close of business on the, or arising out of transactions entered into, or any state of facts existing, on or prior to said date, and (iii) contingent liabilities in the nature of an endorsement, guarantee, indemnity or warranty, and there is no condition, situation or circumstance existing or which has existed that would reasonably be expected to result in any material liability of the Seller or each of the Subsidiaries, other than liabilities and contingent liabilities incurred in the ordinary course of business since the most recent SEC Report consistent with the Seller’s recent customary business practice, none of which would reasonably be expected to have a Material Adverse Effect.

4.8           Taxes.  The Seller and each of the Subsidiaries have timely filed all federal, state, local and foreign returns, estimates, information statements and reports (“Returns”) relating to Taxes required to be filed by the Seller and each of the Subsidiaries with any Tax authority.  All such Returns are true, correct and complete in all material respects.  The Seller and each of the Subsidiaries have paid all Taxes shown to be due on such Returns.  The Seller and each of the Subsidiaries are currently not the beneficiary of any extensions of time within which to file any Returns. No claim has ever been made by an authority in a jurisdiction where the Seller and each of the Subsidiaries do not file tax returns that the Seller or each of the Subsidiaries is or may be subject to taxation by that jurisdiction.  There are no claims or encumbrances on any of the Seller’s or the Subsidiaries assets that arose in connection with any failure (or alleged failure) to pay any tax.

4.9           Contracts.  Except as would not have a material adverse effect on the Subsidiaries or their obligations, (i) all contracts, agreements and commitments of the Subsidiaries are valid, binding and in full force and effect, and (ii) neither of the Subsidiaries nor, to the Seller’s knowledge, any other party to any such contract, agreement, or commitment has materially breached any provision thereof or is in default thereunder.  The sale of the Shares by the Seller in accordance with this Agreement will not result in the termination of any contract, agreement or commitment of the Subsidiaries, and immediately after the Closing, each such contract, agreement or commitment will continue in full force and effect without the imposition or acceleration of any burdensome condition or other obligation on the Subsidiaries resulting from the sale of the Shares by the Seller.  True and complete copies of all contracts of the Subsidiaries will be delivered to Purchaser at Closing.

4.12.                      Compliance With the Law.  The Seller and each of the Subsidiaries is not in material violation of any applicable federal, state, local or foreign law, regulation or order or any other, decree or requirement of any governmental, regulatory or administrative agency or authority or court or other tribunal (including, but not limited to, any law, regulation order or requirement relating to securities, properties, business, products, manufacturing processes, advertising, sales or employment practices, terms and conditions of employment, occupational safety, health and welfare, conditions of occupied premises, product safety and liability, civil rights, or environmental protection, including, but not limited to, those related to waste management, air pollution control, waste water treatment or noise abatement).  The Subsidiaries have not been and are not now charged with, or to the knowledge of the Seller or the Subsidiaries under investigation with respect to, any violation of any applicable law, regulation, order or requirement relating to any of the foregoing, nor, to the knowledge of Seller or the Subsidiaries, are there any circumstances that would reasonably be expected to give rise to any such violation.  The Subsidiaries have filed all reports required to be filed with any governmental, regulatory or administrative agency or authority.

4.13.                      Litigation; Pending Labor Disputes.  Except as would not have a material adverse effect on the Seller, there are no legal, administrative, arbitration or other proceedings or governmental investigations pending or, to the knowledge of Seller or the Subsidiaries, threatened, against the Seller or the Subsidiaries, relating to the business of the Subsidiaries or their properties (including leased property), or the transactions contemplated by this Agreement, nor is there any basis known to the Seller or the Subsidiaries for any such action.  There are no judgments, decrees or orders of any court, or any governmental department, commission, board, agency or instrumentality binding upon Seller or the Subsidiaries relating to the business of each of the Subsidiaries the effect of which is to prohibit any business practice or the acquisition of any property or the conduct of any business by the Subsidiaries or which limit or control or otherwise adversely affect its method or manner of doing business.

4.14           Broker.  Neither the Seller nor the Subsidiaries have retained any broker in connection with any transaction contemplated by this Agreement.  Purchaser and the Seller shall not be obligated to pay any fee or commission associated with the retention or engagement by the Seller of any broker in connection with any transaction contemplated by this Agreement.

4.15.                      Disclosure.  All statements contained in any contract, schedule, closing certificate, opinion, or other closing document delivered by or on behalf of the Seller or each of the Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall be deemed representations and warranties by the Seller and the Seller herein.  No statement, representation or warranty by the Seller or each of the Subsidiaries in this Agreement or in any contract, schedule, closing certificate, opinion, or other closing document furnished or to be furnished to the Purchaser pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or necessary in order to provide a prospective purchaser of the business the Subsidiaries with full and fair disclosure concerning the Seller, and the Subsidiaries’ affairs.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PURCHASER

5.1  Organization and Good Standing.

The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

5.2  Authority.

(a)           The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been, or will prior to Closing be, duly and validly approved and acknowledged by all necessary corporate action on the part of the Purchaser.

(b)           The execution of this Agreement and the delivery hereof to the Seller and the purchase contemplated herein have been, or will be prior to Closing, duly authorized by the Purchaser’s Board of Directors having full power and authority to authorize such actions.

5.3  Conflicts; Consents of Third Parties.

(a)  The execution and delivery of this Agreement and the consummation of the transactions herein contemplated, and the compliance with the provisions and terms of this Agreement, are not prohibited by the Articles of Incorporation or Bylaws of the Purchaser and will not violate, conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any court order, indenture, mortgage, loan agreement, or other agreement or instrument to which the Purchaser is a party or by which it is bound.

(b)  No consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any person or governmental body is required on the part of the Purchaser in connection with the execution and delivery of this Agreement or the Purchaser Documents or the compliance by Purchaser with any of the provisions hereof or thereof.

5.4  Litigation.

There are no Legal Proceedings pending or, to the best knowledge of the Purchaser, threatened that are reasonably likely to prohibit or restrain the ability of the Purchaser to enter into this Agreement or consummate the transactions contemplated hereby.

5.5  Broker.

The Purchaser has not retained any broker in connection with any transaction contemplated by this Agreement.  Seller shall not be obligated to pay any fee or commission associated with the retention or engagement by the Purchaser of any broker in connection with any transaction contemplated by this Agreement.

ARTICLE VI

COVENANTS

6.1  Access to Information.

The Seller and the Subsidiaries agree that, prior to the Closing Date, the Purchaser shall be entitled, through its officers, employees and representatives (including, without limitation, its legal advisors and accountants), to make such investigation of the properties, businesses and operations of the Seller and the Subsidiaries and such examination of the books, records and financial condition of the Seller and the Subsidiaries as it reasonably requests and to make extracts and copies of such books and records.  Any such investigation and examination shall be conducted during regular business hours and under reasonable circumstances, and the Seller shall cooperate, and shall cause the Seller and the Subsidiaries to cooperate, fully therein.  No investigation by the Purchaser prior to or after the date of this Agreement shall diminish or obviate any of the representations, warranties, covenants or agreements of the Seller contained in this Agreement or the Seller Documents.  In order that the Purchaser may have full opportunity to make such physical, business, accounting and legal review, examination or investigation as it may reasonably request of the affairs of the Seller and the Subsidiaries, the Seller shall cause the officers, employees, consultants, agents, accountants, attorneys and other representatives of the Seller and the Subsidiaries to cooperate fully with such representatives in connection with such review and examination.

6.2  Consents.

The Seller and the each of the Subsidiaries shall use their best efforts, and the Purchaser shall cooperate with the Seller and the Subsidiaries to obtain at the earliest practicable date all consents and approvals required to consummate the transactions contemplated by this Agreement, including, without limitation, the consents and approvals referred to in Section 4.4 hereof.

6.3  Preferred Stock

Each of the Seller, Purchaser and Subsidiaries shall take all action necessary to secure the cancellation of all or substantially all of the outstanding shares of Series A Preferred Stock of Seller at the Closing.

6.4  Royalty Participation Agreements

(a) Upon the Closing, IVMD (UK) shall assume the obligation to pay an aggregate of ten (10%) percent of the royalty payments received from the sale of the prothrombin blood clotting measuring device (the “PT Device”) on a pro rata basis to the PT Note Holders set forth on Schedule 6.4(b) pursuant to certain Royalty Participation Agreements (the “Royalty Agreements”) entered into among the Seller and the PT Note Holders, up to a maximum of an aggregate of One Million Three Hundred and Fifty Thousand ($1,350,000) Dollars (the “Maximum Payment”).

(b) The parties agree that in the event that IVMD (UK) sells or otherwise disposes of its rights to receive royalty payments in respect of sales of the PT Device, the PT Note Holders shall receive an aggregate of  ten (10%) percent, on a pro rata basis, of any cash consideration received by IVMD (UK) in connection with any such sale or disposition, less any royalty payments paid by IVMD (UK)  to the PT Note Holders pursuant to Section 6.4(a) above but in no event shall any payment pursuant to this Section 6.4(b) exceed the Maximum Payment.

(c) If a majority interest in either Purchaser or IVMD UK is sold within three (3) years of the date of this Agreement for a purchase price as set forth below before the obligations to make payments to the PT Note Holders pursuant to Sections 6.4(a) and 6.4(b) above are fully satisfied, then in such event all outstanding amounts owed to the PT Note Holders shall be payable as set forth below, on a pro rata basis, reduced by payments previously made to the PT Note Holders pursuant to this Section 6.4 of the Agreement:

Purchase price of Purchaser of IVMD UK or MDI	Payment to PT Note Holders
Less than $2,000,000	Nil
$2,000,000 - $3,000,000	$200,000
$3,000,000 - $4,000,000	$300,000
$4,000,000 - $5,000,000	$450,000
$5,000,000 -$8,000,000	$600,000
$8,000,000 -$10,000,000	$800,000
$10,000,000 - $13,000,000	$900,000
In excess of $13,000,000	$1,350,000

(d) The parties hereby agree that IVMD (UK) hereby assumes the obligation to make the payments set forth in this Section 6.4 of this Agreement and shall not undertake or assume any other obligation of Seller to the PT Note Holders pursuant to the Royalty Agreements.

6.5  Security Interest

The Seller shall take all actions necessary to have any mortgages, liens and security interests of in any and all of the property of the Subsidiaries irrevocably released and terminated, and agrees to promptly obtain any and all mortgage releases in respect of any mortgages or deeds of trust encumbering any real property of each of the Subsidiaries and to obtain the consent of any such parties to the filing of Uniform Commercial Code ("UCC") termination statements with respect to any UCC financing statements filed against the Subsidiaries.

6.6  Other Actions.

(a)           Each of the Seller, the Subsidiaries and the Purchaser shall use its best efforts to (i) take all actions necessary or appropriate to consummate the transactions contemplated by this Agreement and (ii) cause the fulfillment at the earliest practicable date of all of the conditions to their respective obligations to consummate the transactions contemplated by this Agreement.

(b)           The Seller shall write off or otherwise agree to forego all amounts due to it from each of the Subsidiaries on intercompany accounts or otherwise, in recognition of the fact that (i) the Purchaser is buying the Subsidiaries which have material third party net liabilities; and (ii) that the amounts shown as receivable on intercompany accounts are reasonably regarded as irrecoverable and have therefore been fully provided against in the books of the Seller.

6.7  Publicity.

None of the Seller, the Subsidiaries nor the Purchaser shall issue any press release or public announcement concerning this Agreement or the transactions contemplated hereby without obtaining the prior written approval of the other party hereto, which approval will not be unreasonably withheld or delayed, unless, in the sole judgment of the Purchaser or the Seller, disclosure is otherwise required by applicable Law or by the applicable rules of any stock exchange on which the Seller lists securities, provided that, to the extent required by applicable law, the party intending to make such release shall use its best efforts consistent with such applicable law to consult with the other party with respect to the text thereof.

ARTICLE VII

CONDITIONS TO CLOSING

7.1  Conditions Precedent to Obligations of Purchaser.

The obligation of the Purchaser to consummate the transactions contemplated by this Agreement is subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived by the Purchaser in whole or in part to the extent permitted by applicable law):

(a)  all representations and warranties of the Seller and the Subsidiaries contained herein shall be true and correct as of the date hereof;

(b)  all representations and warranties of the Seller and the Subsidiaries contained herein qualified as to materiality shall be true and correct, and the representations and warranties of the Seller and the Subsidiaries contained herein not qualified as to materiality shall be true and correct in all material respects, at and as of the Closing Date with the same effect as though those representations and warranties had been made again at and as of that time;

(c)  the Seller and the Subsidiaries shall have performed and complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by  them on or prior to the Closing Date;

(d)  the Purchaser shall have been furnished with certificates (dated the Closing Date and in form and substance reasonably satisfactory to the Purchaser) executed by the Seller and the Subsidiaries certifying as to the fulfillment of the conditions specified in Sections 7.1(a), 7.1(b) and 7.1(c) hereof;

(e)  Certificates representing 100% of the Shares shall have been, or shall at the Closing be, validly delivered and transferred to the Purchaser, free and clear of any and all Liens;

(f)  The RPA Note Holders shall have each entered into a Cancellation of Royalty Participation Agreement and a Royalty Participation Agreement in compliance with Section 6.4 of this Agreement in the forms attached hereto as Exhibits A and B, respectively.

(g)  there shall not have been or occurred any Material Adverse Change;

(h)  the Seller and the Subsidiaries shall have obtained all consents and waivers referred to in Section 4.4 hereof, in a form reasonably satisfactory to the Purchaser, with respect to the transactions contemplated by this Agreement and the Seller Documents; and

(i)  no Legal Proceedings shall have been instituted or threatened or claim or demand made against the Seller and the Subsidiaries, or the Purchaser seeking to restrain or prohibit or to obtain substantial damages with respect to the consummation of the transactions contemplated hereby, and there shall not be in effect any order by a governmental body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby.

7.2  Conditions Precedent to Obligations of the Seller and the Subsidiaries.

The obligations of the Seller and the Subsidiaries to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions (any or all of which may be waived by the Seller and the Seller in whole or in part to the extent permitted by applicable law):

(a)  all representations and warranties of the Purchaser contained herein shall be true and correct as of the date hereof;

(b)  all representations and warranties of the Purchaser contained herein qualified as to materiality shall be true and correct, and all representations and warranties of the Purchaser contained herein not qualified as to materiality shall be true and correct in all material respects, at and as of the Closing Date with the same effect as though those representations and warranties had been made again at and as of that date;

(c)  the Purchaser shall have performed and complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Purchaser on or prior to the Closing Date;

(d)  the Seller shall have been furnished with certificates (dated the Closing Date and in form and substance reasonably satisfactory to the Seller) executed by the Chief Executive Officer of the Purchaser certifying as to the fulfillment of the conditions specified in Sections 7.2(a), 7.2(b) and 7.2(c); and

(e)  The RPA Note Holders shall have each entered into a Cancellation of Royalty Participation Agreement and a Royalty Participation Agreement in compliance with Section 6.4 of this Agreement in the forms attached hereto as Exhibits A and B, respectively.

(f)  no Legal Proceedings shall have been instituted or threatened or claim or demand made against the Seller, the Subsidiaries, or the Purchaser seeking to restrain or prohibit or to obtain substantial damages with respect to the consummation of the transactions contemplated hereby, and there shall not be in effect any Order by a Governmental Body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby.

ARTICLE VIII

DOCUMENTS TO BE DELIVERED

8.1  Documents to be Delivered by the Seller.

At the Closing, the Seller shall deliver, or cause to be delivered, to the Purchaser the following:

(a)  stock certificates representing the Shares, duly endorsed in blank or accompanied by stock transfer powers and with all requisite stock transfer tax stamps attached;

(b)  copies of all consents and waivers referred to in Section 7.1(g) hereof;

(c)  all financial records of the Subsidiaries including the books and records of original entry for accounting;

(d)  the entirety of the book containing all of the minutes of the Board of Directors and Shareholders for the life of the Subsidiaries but not less than the previous two years;

(e)  copies of all regulatory filings which were required to be filed in the United Kingdom for the establishment and maintenance of a corporation in that state for at least the last two years;

(f)  any and all information about the business of the Subsidiaries including but not limited to copies of the original tax returns filed that substantiate the amount of previous losses;

(g)  fully executed signature cards placing the new officers on all of the Subsidiaries bank accounts and brokerage accounts and removing the current signers, and

(h)  Delivery of all corporate checking, savings and other account information including checks, debit cards (if any), check books, deposit slips, bank and brokerage account statements and agreements, and

(i)  All passwords necessary to access any and all Subsidiaries accounts, including but not limited, to Business Wire, corporate websites, online banking and brokerage accounts, company software and hardware, where applicable, and

(j)  such other documents as the Purchaser shall reasonably request.

8.2  Documents to be Delivered by the Purchaser.

At the Closing, the Purchaser shall deliver to the Seller the following:

(a)  the Purchase Price;

(b)  the certificates referred to in Section 7.2(d) hereof;

(c)  such other documents as the Seller shall reasonably request.

ARTICLE IX
INDEMNIFICATION

9.1  Indemnification.

(a)  Subject to Section 9.2 hereof, the Seller hereby agrees to indemnify and hold the Purchaser, the Subsidiaries, and their respective directors, officers, employees, Affiliates, agents, successors and assigns (collectively, the "Purchaser Indemnified Parties") harmless from and against:

(i)  any an all liabilities of the Subsidiaries of every kind, nature, and description, absolute or contingent, existing as against the Subsidiaries prior to and including the Closing Date or thereafter coming into being or arising by reason of any state of facts existing, or any transaction entered into, on or prior to the Closing Date;

(ii)  subject to Section 10.3, any and all losses, liabilities, obligations, damages, costs and expenses based upon, attributable to or resulting from the failure of any representation or warranty of the Seller set forth in Section 4 hereof, or any representation or warranty contained in any certificate delivered by or on behalf of the Seller pursuant to this Agreement, to be true and correct in all respects as of the date made;

(iii)  any and all losses, liabilities, obligations, damages, costs and expenses based upon, attributable to or resulting from the breach of any covenant or other agreement on the part of the Seller under this Agreement;

(iv)  any and all notices, actions, suits, proceedings, claims, demands, assessments, judgments, costs, penalties and expenses, including attorneys' and other professionals' fees and disbursements (collectively, "Expenses") incident to any and all losses, liabilities, obligations, damages, costs and expenses with respect to which indemnification is provided hereunder (collectively, "Losses").

(b)  Subject to Section 9.2, Purchaser hereby agrees to indemnify and hold the Seller, its affiliates, agents, successors and assigns (collectively, the "Seller Indemnified Parties") harmless from and against:

(i)  any and all Losses based upon, attributable to or resulting from the failure of any representation or warranty of the Purchaser set forth in Section 5 hereof, or any representation or warranty contained in any certificate delivered by or on behalf of the Purchaser pursuant to this Agreement, to be true and correct as of the date made;

(ii)  any and all Losses based upon, attributable to or resulting from the breach of any covenant or other agreement on the part of the Purchaser under this Agreement or arising from the ownership or operation of the Subsidiaries from and after the Closing Date; and

(iii)  any and all Expenses incident to the foregoing.

9.2  Limitations on Indemnification for Breaches of Representations and Warranties.

(a)  An indemnifying party shall not have any liability under Section 9.1(a)(i), Section 9.1(a)(ii) or Section 9.1(b)(i) hereof unless the aggregate amount of Losses and Expenses to the indemnified parties finally determined to arise thereunder based upon, attributable to or resulting from the failure of any representation or warranty to be true and correct, other than the representations and warranties set forth in Sections 4.3 and 4.11 hereof, exceeds $10,000 (the “Basket”) and, in such event, the indemnifying party shall be required to pay the entire amount of such Losses and Expenses in excess of $10,000 (the “Deductible”).

9.3  Indemnification Procedures.

(a)  In the event that any Legal Proceedings shall be instituted or that any claim or demand ("Claim") shall be asserted by any Person in respect of which payment may be sought under Section 9.1 hereof (regardless of the Basket or the Deductible referred to above), the indemnified party shall reasonably and promptly cause written notice of the assertion of any Claim of which it has knowledge which is covered by this indemnity to be forwarded to the indemnifying party.  The indemnifying party shall have the right, at its sole option and expense, to be represented by counsel of its choice, which must be reasonably satisfactory to the indemnified party, and to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Losses indemnified against hereunder.  If the indemnifying party elects to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Losses indemnified against hereunder, it shall within five (5) days (or sooner, if the nature of the Claim so requires) notify the indemnified party of its intent to do so.  If the indemnifying party elects not to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Losses indemnified against hereunder, fails to notify the indemnified party of its election as herein provided or contests its obligation to indemnify the indemnified party for such Losses under this Agreement, the indemnified party may defend against, negotiate, settle or otherwise deal with such Claim.  If the indemnified party defends any Claim, then the indemnifying party shall reimburse the indemnified party for the Expenses of defending such Claim upon submission of periodic bills.  If the indemnifying party shall assume the defense of any Claim, the indemnified party may participate, at his or its own expense, in the defense of such Claim; provided, however, that such indemnified party shall be entitled to participate in any such defense with separate counsel at the expense of the indemnifying party if (i) so requested by the indemnifying party to participate or (ii) in the reasonable opinion of counsel to the indemnified party, a conflict or potential conflict exists between the indemnified party and the indemnifying party that would make such separate representation advisable; and provided, further, that the indemnifying party shall not be required to pay for more than one such counsel for all indemnified parties in connection with any Claim.  The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such Claim.

(b)  After any final judgment or award shall have been rendered by a court, arbitration board or administrative agency of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or the indemnified party and the indemnifying party shall have arrived at a mutually binding agreement with respect to a Claim hereunder, the indemnified party shall forward to the indemnifying party notice of any sums due and owing by the indemnifying party pursuant to this Agreement with respect to such matter and the indemnifying party shall be required to pay all of the sums so due and owing to the indemnified party by wire transfer of immediately available funds within 10 business days after the date of such notice.

(c)  The failure of the indemnified party to give reasonably prompt notice of any Claim shall not release, waive or otherwise affect the indemnifying party's obligations with respect thereto except to the extent that the indemnifying party can demonstrate actual loss and prejudice as a result of such failure.

ARTICLE X
MISCELLANEOUS

10.1  Payment of Sales, Use or Similar Taxes.

All sales, use, transfer, intangible, recordation, documentary stamp or similar Taxes or charges, of any nature whatsoever, applicable to, or resulting from, the transactions contemplated by this Agreement shall be borne by the Seller.

10.2  Survival of Representations and Warranties.

The parties hereto hereby agree that the representations and warranties contained in this Agreement or in any certificate, document or instrument delivered in connection herewith, shall survive the execution and delivery of this Agreement, and the Closing hereunder, regardless of any investigation made by the parties hereto; provided, however, that any claims or actions with respect thereto (other than claims for indemnifications with respect to the representation and warranties contained in Sections 4.3 and 4.11, which shall survive for periods coterminous with any applicable statutes of limitation) shall terminate unless within twelve (12) months after the Closing Date written notice of such claims is given to the Sellers or such actions are commenced.

10.3  Expenses.

Except as otherwise provided in this Agreement, the Seller, Subsidiaries and the Purchaser shall each bear its own expenses incurred in connection with the negotiation and execution of this Agreement and each other agreement, document and instrument contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby.

10.4  Specific Performance.

The Seller and the Subsidiaries acknowledge and agree that the breach of this Agreement would cause irreparable damage to the Purchaser and that the Purchaser will not have an adequate remedy at law.  Therefore, the obligations of the Seller and the Subsidiaries under this Agreement, including, without limitation, the Seller’s obligation to sell the Shares to the Purchaser, shall be enforceable by a decree of specific performance issued by any court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith.  Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

10.5  Further Assurances.

The Seller and the Purchaser each agrees to execute and deliver such other documents or agreements and to take such other action as may be reasonably necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

10.6  Submission to Jurisdiction; Consent to Service of Process.

(a)  The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the state of Colorado over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action proceeding related thereto may be heard and determined in such courts.  The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.  Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)  Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding by the mailing of a copy thereof in accordance with the provisions of Section 10.10.

10.7  Entire Agreement; Amendments and Waivers.

This Agreement (including the schedules and exhibits hereto) represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought.  No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein.  The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach.  No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

10.8  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the state of Colorado.

10.9  Headings.

The section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

10.10  Notices.

All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or mailed by certified mail, return receipt requested, to the parties (and shall also be transmitted by facsimile to the Persons receiving copies thereof) at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

(a)	Purchaser:
Medical Diagnostics Innovations, Inc.
3rd Floor, 14 South Molton Street
London W1K 5QP
United Kingdom

Copy to:

(b)	IVMD (UK)
Unit 2, Taurus Business Park
Europa Boulevard
Westbrook, Warrington
WA5 5YT, United Kingdom

Copy to:

(c)	Jopejo Limited
Unit 2, Taurus Business Park
Europa Boulevard
Westbrook, Warrington
WA5 5YT, United Kingdom

Copy to:

(d)	Seller:

In Veritas Medical Diagnostics, Inc.
The Green House
Beechwood Business Park North
Inverness, Scotland IV1 3BL

Copy to:

Richard Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone:  (212) 930-9700
Facsimile: (212) 930-9725

10.11  Severability.

If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement shall remain in effect.

10.12  Binding Effect; Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.  Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement except as provided below.  No assignment of this Agreement or of any rights or obligations hereunder may be made by either the Seller or the Purchaser (by operation of law or otherwise) without the prior written consent of the other parties hereto and any attempted assignment without the required consents shall be void; provided, however, that the Purchaser may assign this Agreement and any or all rights or obligations hereunder (including, without limitation, the Purchaser's rights to purchase the Shares and the Purchaser's rights to seek indemnification hereunder) to any Affiliate of the Purchaser; provided, further, that notwithstanding any such assignment or delegation, the Purchaser shall continue to be bound by all the terms of this Agreement.  Upon any such permitted assignment, the references in this Agreement to the Purchaser shall also apply to any such assignee unless the context otherwise requires.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

In Veritas Medical Diagnostics, Inc.

By:     /s/ Martin Thorp_______________
Name: Martin Thorp
Title: Chief Financial Officer

IVMD (UK) Limited

By:   /s/ Martin Thorp_______________
     Name: Martin Thorp
     Title: Director

Jopejo Limited

By:   /s/ Martin Thorp________________
     Name: Martin Thorp
     Title: Director

Medical Diagnostic Innovations Ltd.

By:   /s/ Robert Galvin_________________
     Name: Robert Galvin
     Title: Director

Appendix B

7-113-201. Notice of dissenters' rights.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. Notice of intent to demand payment.

 (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. Dissenters' notice.

 (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

7-113-204. Procedure to demand payment.

 (1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. Uncertificated shares.

 (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. Payment.

 (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's right to demand payment under section 7-113-209; and

(e) A copy of this article.

7-113-207. Failure to take action.

 (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action.

 (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. Procedure if dissenter is dissatisfied with payment or offer.

 (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

7-113-301. Court action.

 (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. Court costs and counsel fees.

 (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

Appendix C

PRO FORMA FINANCIAL DATA

Disposition of Substantially all Operations

The Company is in default on several of its loan agreements to Montgomery Equity Partners Ltd., Longview Fund, L.P. and Whalehaven Capital Fund Limited. The Company’s management worked extensively with its note holders to seek possible sources of additional funding to enable the Company to repay and/or consolidate and restructure its borrowings to support the ongoing working capital requirements of the Company and its subsidiaries. The Company was however, unable to reach an agreement with its note holders to restructure their loan agreements, which made it very difficult for the Company to attract and consummate any new financing.

As set forth in more detail in the Company’s SEC Filings, the Company and its subsidiaries are engaged in development activity and currently have no revenue.  The viability of the Company is dependent on its ability to gain access to significant capital on an ongoing basis. In the absence of such new capital the Company and its subsidiaries would be forced to cease its activities and the development of its intellectual property, which could result in the loss of the investment by the Company’s shareholders.

During late calendar 2006 and 2007 , the Company’s development stage operations were sustained by advances from Triumph Small Cap Fund LLP (“Triumph”) and Westek Limited (“Westek”) which enabled the Company to maintain basic operations and in particular to hold the science team in place to protect the Company’s intellectual property assets and potential. Triumph and Westek provided short term advances through December 14, 2006 and to date, respectively. Thereafter, Westek advised the Company of its reluctance to continue to provide advances to the Company because of the Company’s inability to renegotiate the terms of the loan notes in default. After negotiations which spanned some four months , in December 2007  the Company and each of the loan note holders agreed in principal to the terms of the sale of the Company’s subsidiaries to Medical Diagnostic Innovations (“MDI”) under the terms of a Stock Purchase Agreement, with the purchase price to be utilized to repay a portion of the Company’s outstanding notes. In addition Triumph agreed with the holders of the loan notes in default to purchase their notes and agreed with the Company to provide limited ongoing working capital during and after these transactions.

The Stock Purchase Agreement

Pursuant to the Stock Purchase Agreement, MDI will acquire 19,609 shares of stock of IVMD UK and 83,353 of Jopejo representing 100% of the shares of stock in each entity for a purchase price of $665,872 of which $26,500 was advanced to the Company by Westek on behalf of MDI on June 5, 2007 to defray certain costs incurred in connection with the preparation and filing of the Form 10-QSB for the quarter ended April 30, 2007. MDI is a private corporation incorporated under the laws of the United Kingdom on September 24, 2007. To date MDI has not conducted any business activity. Its incorporators hold the issued share capital of MDI in trust for its founding shareholders (“the Founders”) who include the employees, directors and certain key contractors of IVMD UK and Jopejo, including Graham Cooper, the President and Chief Executive Officer of the Company and Martin Thorp, the Chief Financial Officer and a Director of the Company. Upon the allotment of the shares in MDI to the Founders, Mr. Cooper and Mr. Thorp are expected to own 27% and 27% respectively of the then issued total share capital of MDI.  MDI has agreed to assume certain of the Company’s payment obligations to Triumph and Juma Technology (the assignee of the Rubin Family Irrevocable Stock Trust) (the “RPA Note Holders”) who previously advanced the aggregate amount of $450,000 to the Company pursuant to certain Royalty Participation Agreements (the “RPA Agreements”).  Such payment obligations are, in part, linked to the future sales of medical device products that incorporate intellectual property developed by IVMD UK, including the obligation to make payments equal to 10% of all royalty receipts received in connection with the sale of certain prothrombin blood clotting measuring devices, under the terms of a royalty agreement entered into between IVMD UK and Inverness Medical Innovations Inc.

PRO FORMA FINANCIAL DATA, CONTINUED

The Stock Purchase Agreement (Continued)

Under the terms of the RPA Agreements the Company is obligated, in certain circumstances, to make aggregate payments to the RPA Agreements note holders of $1,350,000 plus interest. In connection with the Stock Purchase Agreement, the RPA Note Holders have agreed to waive and cancel the Company’s obligations under the RPA Agreements.

In addition, pursuant to the terms of the Stock Purchase Agreement, MDI, the Company, IVMD UK and Jopejo have each agreed to take all actions necessary to secure the cancellation of all or substantially all of the outstanding shares of our Series A Preferred Stock.

Further, in consideration for the partial repayment of its Loan Note, Westek has agreed to cancel the remaining obligations that the Company has to Westek under that Loan Note.  All short term advances made to the Company by Westek are to be assumed by IVMD UK and will therefore no longer be an obligation of the In Veritas Group after the sale of the subsidiaries to MDI.

Pursuant to the terms of the Stock Purchase Agreement, the Company agreed to forgive all inter company indebtedness due to it from IVMD UK and Jopejo.

Upon completion of the transaction contemplated by the Stock Purchase Agreement, the Company will have no operations and will be a shell company. The Company intends to locate a suitable acquisition candidate with viable operations.

Accounting Treatment

Under accounting principles generally accepted in the United States of America, we will reflect the results of operations of IVMD UK and Jopejo as discontinued operations.  The expected gain or loss on the sale of IVMD UK and Jopejo, net of any applicable taxes, will be reflected in discontinued operations in the quarter during which the proposed sale closes as contributed capital.

IN VERITAS MEDICAL DIAGNOSTICS, INC.
PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
OCTOBER 31, 2007

The unaudited Pro Forma Consolidated Condensed Balance Sheets as of October 31, 2007 gives effect to the disposition of substantially all of In Veritas Medical Diagnostics, Inc.'s (the "Company" or the "Registrant") development stage activities through the sale of it's operating subsidiaries, IVMD UK Limited ("IVMD UK") and Jopejo Limited ("Jopejo"), to a recently formed United Kingdom affiliate.

The unaudited Pro Forma Consolidated Condensed Balance Sheet as of October 31, 2007 was presented as if the disposition occurred at the beginning of the period presented.

The unaudited Pro Foma Consolidated Condensed Balance Sheets as of October 31, 2007 was taken from the unaudited financial statements of the Registrant in its Quarterly Report on Form 10-QSB for the quarter ended October 31, 2007.

The notes to the unaudited Pro Forma Consolidated Condensed Balance Sheets as of October 31, 2007 and the resulting adjusted unaudited Pro Forma Consolidated Condensed Balance Sheet as of October 31, 2007 have been prepared based upon available information and includes assumptions and estimates deemed appropriate by management of the Registrant.

The unaudited Pro Forma Consolidated Condensed Balance Sheet as of October 31, 2007 is not necessarily indicative of the state of affairs that actually would have existed had the disposition been consummated as of the dates indicated.  Furthermore, the unaudited Pro Forma Consolidated Condensed Balance Sheet as of October 31, 2007does not reflect changes that may occur as the result of post-disposition activities and other matters.

The unaudited Pro Forma Consolidated Condensed Balance Sheet as of October 31, 2007 and notes thereto should be read in conjunction with the unaudited financial statements of the Registrant in its Quarterly Report on Form 10-QSB for the quarter ended October 31, 2007.

Pro Forma Consolidated Condensed Balance Sheet
October 31, 2007

						Escrow
				Cancellation		Shares
		Sale of	Cancellation	of Preferred	Retire	Securities
		Subsidiaries	of Liabilities	Stock	Obligations	Called	Adjusted
	Historical	(1)	(2)	(3)	(4)	(5)	Pro Forma
Assets
Current assets:
Cash	$—	$639,372	$—	$—	(552,372)	$—	$87,000
Accounts receivable	—	—	—	—	—	—	—
Prepaid expenses and other	16,937	(16,937)	—	—	—	—	—
Total current assets	16,937	622,435	—	—	(552,372)	—	87,000

Property and equipment, net	4,644	(4,644)	—	—	—	—	—

Patent costs, net	129,491	(129,491)	—	—	—	—	—

	$151,072	$488,300	$—	$—	$(552,372)	$—	$87,000

Liabilities and Shareholders’ Deficit

Current liabilities:
Accounts payable	$1,307,433	$(1,228,047)	$—	$—	$—	$—	$79,386
Overdraft	1,233	(1,233)	—	—	—	—	—
Accrued interest payable	838,474	—	(195,000)	—	—	—	643,474
Accrued liabilities	996,246	(810,246)	—	—	—	—	186,000
Indebtedness to related parties	215,163	(215,163)	—	—	—	—	—
Current portion of Long Term Notes Payable	1,263,736	—		—	(279,372)	—	984,364
Notes payable, related party (net of discount)	1,800,000	—	(1,440,000)	—	(360,000)	—	—
Short term advance from Related Party	608,888	(528,888)	—	—	87,000	—	167,000
Total current liabilities	7,031,173	(2,783,577)	(1,635,000)	—	(552,372)	—	2,060,224

Long-term debt:
Royalty Participation Agreement advances	718,202	—	(718,202)	—	—	—	—
Total liabilities	7,749,375	(2,783,577)	(2,353,202)	—	(552,372)	—	2,060,224

Shareholders’ deficit:
Series A Preferred stock	34,344	—	—	(34,344)	—	—	—
Common stock	86,103	—	—	—	—	(25,685)	60,418
Stock issued as security for convertible debentures	(3,339,050)	—	—	—	—	3,339,050	—
Additional paid-in capital	9,255,183	—	—	34,344	—	(3,313,365)	5,976,162
Accumulated other comprehensive loss- foreign currency adjustment	(552,725)	—	—	—	—	—	(552,725)
Deficit accumulated during the development stage	(13,082,158)	3,271,877	2,353,202	—	—	—	(7,457,079)

Total shareholders' deficit	(7,598,303)	3,271,877	2,353,202	—	—	—	(1,973,224)

	$151,072	$488,300	$—	$—	$(552,372)	$—	$87,000

See Notes to Consolidated Condensed Balance Sheet.

IN VERITAS MEDICAL DIAGNOSTICS, INC.
NOTES TO CONSOLIDATED CONDENSED PRO FORMA BALANCE SHEET
OCTOBER 31, 2007

(1)
Adjustment to (a) eliminate the assets, liabilities and retained loss of the subsidiaries being sold pursuant to the Stock Purchase Agreement included in the actual consolidated financial position as of October 31, 2007 presented and (b) show the cash proceeds of that sale (in aggregate $665,872) which is accounted for in two parts: (i) $639,372 receivable in cash and (ii) $26,500 which was advanced as a prepayment of the total consideration by Westek on behalf of MDI which liability will be taken over by MDI on completion.  All of the accounts of IVMD UK and Jopejo will be transferred to MDI as of the closing date of the transaction.  As a result, the Company will become a public shell company once the stock purchase is completed.

(2)
Adjustment to recognize (a) the forgiveness by Westek of our $1,440,000 note payable plus accrued interest of $195,000, (b) cancellation by the RPA note holders of the $718,202 balance in royalty participation agreement liabilities that we carry on our balance sheet.

(3)	Reflects adjustment to cancel the preferred stock under the Stock Purchase Agreement.

(4)
Assumes that (a) the estimated proceeds to the Company of  $665,872 (less amounts previously advanced of $26,500) from the sales of the subsidiaries are used to retire (b) loan notes payable  ($279,372) and (c) the remainder of Westek’s note payable  ($360,000).  The introduction of new working capital from Triumph will be effected by (d) the Company issuing an on demand convertible debenture in the sum of $87,000 to Triumph.  The debenture will bear interest of 8% per annum and will have a conversion price of $0.05 per share

(5)	Assumes that the Company’s common shares held in escrow as security for certain convertible debentures is called and cancelled and returned to Treasury.

IN VERITAS MEDICAL DIAGNOSTICS, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2007

The unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended July 31, 2007 gives effect to the disposition of substantially all of In Veritas Medical Diagnostics, Inc.’s (the “Company” or the “Registrant”) development stage activities through the sale of it’s operating subsidiaries, IVMD UK Limited (“IVMD UK”) and Jopejo Limited (“Jopejo”), to MDI, a recently formed United Kingdom affiliate.

The unaudited Pro Forma Condensed Consolidated Statement of Operations was presented as if the disposition occurred at the beginning of the period presented.

The unaudited Pro Forma Condensed Consolidated Statement of Operations was taken from the audited financial statements of the Registrant in its Annual Report on Form 10-KSB for the year ended July 31, 2007.

The notes to Pro Forma Condensed Consolidated Statement of Operations and the resulting adjusted unaudited Pro Forma Condensed Consolidated Statement of Operations have been prepared based upon available information and includes assumptions and estimates deemed appropriate by management of the Registrant.

The unaudited Pro Forma Condensed Consolidated Statement of Operations are not necessarily indicative of the results of operations that actually would have been achieved had the disposition been consummated as of the dates indicated, or that may be achieved in the future. Furthermore, the unaudited Pro Forma Statement of Operations does not reflect changes that may occur as the result of post-disposition activities and other matters.

The unaudited Pro Forma Condensed Consolidated Statement of Operations and notes thereto should be read in conjunction with the audited financial statements of the Registrant in its Annual Report on Form 10-KSB for the year ended July 31, 2007.

Pro Forma Consolidated Condensed Statement of Operations
Fiscal Year Ended July 31, 2007

		Eliminate			Reflect
		Subsidiary	Eliminate	Eliminate	Reverse
		Operating	Interest	Stock-based	Stock
	Historical	Expenses	Expense	Compensation	Split	Adjusted
		(6)	(7)	(8)	(9)	Pro Forma
Revenues	$-	$-	$-	$-	$-	$-
Cost of revenues	-	-	-	-	-	-
Gross profit	-	-	-	-	-	-

Costs and expenses:
Research and development	711,327	(711,327)	-	-	-	-
Legal and professional	409,583	(90,745)	-	-	-	318,838
Selling and marketing	280,196	(42,880)	-	-	-	237,316
General and administrative	1,316,552	(611,456)	-	(690,467)	-	14,629
Total operating expenses	2,717,658	(1,456,408)	-	(690,467)	-	570,783

Other income (expense)

Interest expense	953,106		(120,000)	-	-	509,587
			(178,630)
			(144,889)
Loss before income taxes
Provision for income taxes (benefit)	-	-				-
Net loss	$(3,670,764)	$-	$(443,519)	$-	$-	$(1,080,370)

Net loss per share:
Basic	$(0.06)	$-	$-	$-	$(4.51)	$(4.57)
Shares used for computing net loss per share	59,146,019	-	-	-	(58,909,435)	236,584

See Notes to Pro forma Consolidated Condensed Statement of Operations

IN VERITAS MEDICAL DIAGNOSTICS, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2007

(6)
Adjustment to eliminate the operating expenses included in the actual consolidated results of operations for the year ended July 31, 2007 presented related to the Stock Purchase Agreement.  All of the accounts of IVMD UK and Jopejo will be transferred to MDI as of the closing date of the transaction.  As a result, the Company will become a public shell company once the stock purchase is completed.

(7)
Adjustments to eliminate the interest expense associated with (a) the portion of our obligation under a note payable forgiven by Westek ($120,000), (b) the obligations to the RPA holders (Triumph and Juma Technology) under the Royalty Participation Agreements ($178,630) assumed by MDI pursuant to the terms of the Stock Purchase Agreement and (c) the interest expense on the amount of the loans repaid out of the proceeds of the sale to MDI ($144,889).

(8)
To adjust stock-based compensation ($690,467) for the forfeiture of stock options vesting during the year which were granted to employees who will be terminated as a result of the Stock Purchase Agreement.  All options granted to employees and directors will be cancelled as a result of the proposed share sale transaction since all employees are employed by the subsidiaries being sold or are directors of the Company who expect to resign on the consummation of the MDI sale, or shortly afterwards once alternative new directors are identified. The Company’s stock option plan rules result in the cancellation of all options that had not vested at the date of termination and of those that have vested but are not exercised shortly after termination, since the exercise price of all vested options is substantially higher than the current quoted market price of the Company’s shares there is no realistic prospect of any stock options being exercised on termination.

(9)	Assumes that the reverse stock split (1 for 250) occurred at the beginning of the period presented.

IN VERITAS MEDICAL DIAGNOSTICS, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTH PERIOD ENDED OCTOBER 31, 2007

The unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended October 31, 2007 gives effect to the disposition of substantially all of In Veritas Medical Diagnostics, Inc.’s (the “Company” or the “Registrant”) development stage activities through the sale of it’s operating subsidiaries, IVMD UK Limited (“IVMD UK”) and Jopejo Limited (“Jopejo”), to a recently formed United Kingdom affiliate.

The unaudited Pro Forma Condensed Consolidated Statement of Operations were presented as if the disposition occurred at the beginning of the period presented.

The unaudited Pro Forma Condensed Consolidated Statement of Operations was taken from the unaudited financial statements of the Company in its Quarterly Report on Form 10-QSB for the quarter ended October 31, 2007.

The pro forma notes and the resulting adjusted unaudited Pro Forma Condensed Consolidated Statement of Operations have been prepared based upon available information and includes assumptions and estimates deemed appropriate by management of the Registrant.

The Pro Forma Condensed Consolidated Statement of Operations are not necessarily indicative of the results of operations that actually would have been achieved had the disposition been consummated as of the dates indicated, or that may be achieved in the future. Furthermore, the unaudited Pro Forma Statement of Operations does not reflect changes that may occur as the result of post-disposition activities and other matters.

The unaudited Pro Forma Statement of Operations and notes thereto should be read in conjunction with the unaudited financial statements of the Registrant in its Quarterly Report on Form 10-QSB for the quarter ended October 31, 2007.

Pro Forma Consolidated Condensed Statement of Operations
Three Months Ended October 31, 2007

		Eliminate			Reflect
		Subsidiary	Eliminate	Eliminate	Reverse
		Operating	Interest	Stock-based	Stock
	Historical	Expenses	Expense	Compensation	Split	Adjusted
		(10)	(11)	(14)	(13)	Pro Forma
Revenues	$-	$-	$-	$-	$-	$-
Cost of revenues	-	-	-	-	-	-
Gross profit	-	-	-	-	-	-

Costs and expenses:
Research and development	203,426	(203,426)	-	-	-	-
Legal and professional	3,962	(2,764)	-	-	-	1,198
Selling and marketing	-	-	-	-	-	-
General and administrative	160,223	(24,908)	-	(135,315)	-	-
Total operating expenses	367,611	(231,098)	-	(135,315)	-	1,198

Loss before income taxes	-	-	-	-	-	-

Interest expense	288,414	-	(36,000)	-	-	154,961
			(60,571)
			(36,882)

Provision for income taxes (benefit)	-	-		-		-
Net loss	$(656,025)	$-	$(133,453)	$-	$-	$(156,159)

Net loss per share:
Basic	$(0.01)	$-	$-	$-	$(0.64)	$(0.65)
Shares used for computing net loss per share	60,266,402	-	-	-	(60,025,336)	241,066

See Notes to Pro forma Consolidated Condensed Statement of Operations

IN VERITAS MEDICAL DIAGNOSTICS, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTH PERIOD ENDED OCTOBER 31, 2007

(10)
Adjustment to eliminate the operating expenses included in the actual consolidated results of operations for the year ended October 31, 2007 presented related to the Stock Purchase Agreement.  All of the accounts of IVMD UK and Jopejo will be transferred to MDI as of the closing date of the transaction.  As a result, the Company will become a public shell company once the stock purchase is completed.

(11)
Adjustments to eliminate the interest expense associated with (a) the portion of our obligation under a note payable forgiven by Westek ($36,000), (b) the obligations to the RPA holders (Triumph and Juma Technology) under the Royalty Participation Agreements ($60,571) assumed by MDI pursuant to the terms of the Stock Purchase Agreement and (c) the interest expense on the amount of the loans repaid out of the proceeds of the sale to MDI ($36,882).

(12)
To adjust stock-based compensation ($135,315) for the forfeiture of stock options vesting during the year which were granted to employees who will be terminated as a result of the Stock Purchase Agreement.  All options granted to employees and directors will be cancelled as a result of the proposed share sale transaction since all employees are employed by the subsidiaries being sold or are directors of the Company who expect to resign on the consummation of the MDI sale, or shortly afterwards once alternative new directors are identified. The Company’s stock option plan rules result in the cancellation of all options that had not vested at the date of termination and of those that have vested but are not exercised shortly after termination, since the exercise price of all vested options is substantially higher than the current quoted market price of the Company’s shares there is no realistic prospect of any stock options being exercised on termination.

(13)	Assumes that the reverse stock split (1 for 250) occurred at the beginning of the period.

Appendix D

FINANCIAL STATEMENTS

Unaudited Consolidated Balance Sheet at October 31, 2007	D-2

Unaudited Consolidated Statements of Operations for the three months ended
October 31, 2007 and 2006 and for the period from March 26, 1997 (Inception)
through October 31, 2007	D-2

Unaudited Consolidated Statements of Accumulated Other Comprehensive Loss
for the three months ended October 31, 2007 and 2006 and for the period
from March 26, 1997 (Inception) through July 31, 2007	D-4

Unaudited Consolidated Statement of Changes in Shareholders' Deficit for the period from
March 26, 1997 (Inception) through October 31, 2007	D-5

Unaudited Consolidated Statements of Cash Flows for the three months ended
October 31, 2007 and 2006 and for the period from March 26, 1997 (inception)
through October 31, 2007	D-6

Notes to the Consolidated Financial Statements	D-7

Report of Independent Registered Public Accounting Firm.	D-19

Consolidated Balance Sheet at July 31, 2007.	D-20

Consolidated Statements of Operations for the years	D-21
ended July 31, 2007 and 2006 and for the period
from March 26, 1997 (Inception) through July 31, 2007

Consolidated Statements of Accumulated Other Comprehensive Loss for the years	D-22
ended July 31, 2007 and 2006 and for the period
from March 26, 1997 (Inception) through July 31, 2007....

Statement of Changes in Shareholders' Deficit for the period from	D-23
March 26, 1997 (Inception) through July 31, 2007

Consolidated Statements of Cash Flows for the years	D-25
ended July 31, 2007 and 2006 and for the period
from March 26, 1997 (Inception) through July 31, 2007

Notes to Consolidated Financial Statements	D-26

In Veritas Medical Diagnostics, Inc.
(A Development Stage Company)
Consolidated Balance Sheet
October  31, 2007
(unaudited )

October 31,
2007
Assets
Current assets:
Prepaid expenses and other	$16,937
Total current assets	16,937
Property and equipment, net (note 3)	4,645
Intangible assets:
Patent costs (note 4)	129,491

$151,073

Liabilities and Shareholders’ Deficit

Current liabilities:
Accounts payable	$1,307,434
Overdraft	1,233
Accrued interest payable	838,474
Accrued liabilities	996,246
Indebtedness to related parties (note 2)	215,163
Current portion of Long Term Notes Payable
(net of unamortized discount of $60,064) (note 9)	1,263,736
Notes payable, related party (net of discount) (note 9)	1,800,000
Short term advance from Related Party (note 9)	528,888
Short term advance	80,000
Total current liabilities	7,031,174

Long-term debt:
Royalty Participation Agreement advances (note 9)	718,202
Total liabilities	7,749,376

Shareholders’ deficit:
Preferred stock, $.001 par value, 50,000,000 shares authorized (aggregate liquidation preference of $8 million)
Series A Preferred stock, 34,343,662 shares issued and outstanding (note 5)	34,344
Common stock, $.001 par value, 500,000,000 shares authorized,
86,103,457 shares issued, 25,685,000 held in escrow, and
60,418,457 shares outstanding	86,103
Stock issued as security for convertible debentues (note 9)	(3,339,050)
Additional paid-in capital	9,255,183
Accumulated other comprehensive loss- foreign currency adjustment	(552,725)
Deficit accumulated during the development stage	(13,082,158)

Total shareholders' deficit	(7,598,303)

$151,073

 See accompanying notes to condensed consolidated financial statements.

In Veritas Medical Diagnostics, Inc.
(A Development Stage Company)
Consolidated Statements of Operation
(unaudited )

			March 26, 1997
			(Inception)
	Three months ended		Through
	October 31,		October 31,
	2007	2006	2007

Net sales and gross revenues:
Net sales	$—	$—	$3,571,807
Cost of sales	—	—	242,097

Gross profit	—	—	3,329,710

Operating expenses:
Research and development	203,426	183,258	5,904,474
Legal & Professional	3,962	27,179	1,398,605
Selling and marketing	—	61,653	622,750
General and administrative	160,223	392,734	5,645,171

Total operating expenses	367,611	664,824	14,376,544

Loss from operations	(367,611)	(664,824)	(11,046,834)

Nonoperating income (expense):
UK government grant (Note 1)	—	—	291,400
Interest expense	(288,414)	(201,572)	(1,900,277)
Loan Finance issue costs	—	—	(708,279)
Costs of aborted financing	—	—	(113,400)
Compensation payment to former director	—	—	(135,000)
Gain (loss) on foreign exchange	—	—	(132,378)
Gain (loss) from extinguishments of debt	—	—	662,610

Loss before income taxes	(656,025)	(866,396)	(13,082,158)

Income tax provision	—	—	—

Net loss	$(656,025)	$(866,396)	$(13,082,158)

Loss applicable to common stock	$(656,025)	$(866,396)

Basic and diluted loss per share	$(0.011)	$(0.02)

Weighted average number of common shares
outstanding	60,266,402	57,053,457

See accompanying notes to condensed consolidated financial statements.

In Veritas Medical Diagnostics, Inc.
(A Development Stage Company)
Consolidated Statements of Accumulated Other Comprehensive Loss
(unaudited)

			March 26, 1997
			(Inception)
	Three month period ended		Through
	October 31,		October 31,
	2007	2006	2007

Net loss	$(656,025)	$(866,396)	$(13,082,158)

Other comprehensive loss, net of tax:
Cumulative translation adjustment	(69,613)	39,911	(552,725)

Comprehensive loss	$(725,638)	$(826,485)	$(13,634,883)

See accompanying notes to condensed consolidated financial statements.

In Veritas Medical Diagnostics, Inc.
(A Development Stage Company)
Consolidated Statements of Changes in Shareholders' Deficit
(unaudited)

	Preferred Stock Outstanding									Accumulated	Accumulated
	Series A		Series B		Common Stock			Additional	Stock issued	Deficit During	Other
		Par		Par	Shares		Par	paid-in		Development	Comprehensive
	Shares	Value	Shares	Value	Issued	Outstanding	Value	capital	as security	Stage	Loss	Total

Balance, March 26, 1997	—	$—	—	$—	—	—	$—	$—	$—	$—	$—	$-
October 2000, sale of stock, ($0.0035/share)	4,366,377	4,366	—	—	—	—	—	10,874	—	—	—	15,240
December 2001, sale of stock, ($0.0035/share)	6,545,703	6,546	—	—	—	—	—	16,301	—	—	—	22,847
October 2001, sale of stock, ($0.0202/share)	23,431,582	23,432	—	—	—	—	—	448,906	—	—	—	472,338
					—
Foreign currency
translation adjustment	—	—	—	—	—	—	—	—	—	—	21,203	21,203
Net loss	—	—	—	—	—	—	—	—	—	(1,350,829)	—	(1,350,829)
Balance, July 31, 2001	34,343,662	34,344	—	—	—	—	—	476,081	—	(1,350,829)	21,203	(819,201)

Foreign currency
translation adjustment	—	—	—	—	—	—	—	—	—	—	(140,377)	(140,377)
Net loss	—	—	—	—	—	—	—	—	—	(1,007,362)	—	(1,007,362)
Balance, July 31, 2002	34,343,662	34,344	—	—	—	—	—	476,081	—	(2,358,191)	(119,174)	(1,966,940)
					—
Foreign currency					—
translation adjustment	—	—	—	—	—	—	—	—	—	—	(185,391)	(185,391)
Net loss	—	—	—	—	—	—	—	—	—	(1,080,619)	—	(1,080,619)
Balance, July 31, 2003	34,343,662	34,344	—	—	—	—	—	476,081	—	(3,438,810)	(304,565)	(3,232,950)
					—
Merger with HEMP (Note 8)	—	—	—	—	38,397,164	38,397,164	38,397	(29,397)	—	—	—	9,000
July 2004, merger with SIPC	—	—	—	—	10,550,000	10,550,000	10,550	(10,688)	—	—	—	(138)
July 2004, issuance of common
stock for bridge loans, ($0.2750/share)	—	—	—	—	1,636,233	1,636,233	1,636	448,364	—	—	—	450,000
July 2004, issuance of common
stock for services, ($0.4093/share)	—	—	—	—	239,289	239,289	239	97,702	—	—	—	97,941
Foreign currency
translation adjustment	—	—	—	—	—	—	—	—	—	—	(339,570)	(339,570)
Reclassification of debt forgiveness
by Westek (Notes 2 and 9)	—	—	—	—	—	—	—	2,030,298	—	—	—	2,030,298
Net loss	—	—	—	—	—	—	—	—	—	(1,016,972)	—	(1,016,972)
Balance, July 31, 2004	34,343,662	34,344	—	—	50,822,686	50,822,686	50,822	3,012,360	—	(4,455,782)	(644,135)	(2,002,391)

August 2004, additional paid in capital from bridge
loans exchanged for shares	—	—	—	—	—	—	—	17,495	—	—	—	17,495
					—	—	—	(6,000)	—	—	—	(6,000)
Conversion of Preferred Stock into Debenture	—	—	—	—	694,550	694,550	695	427,695	—	—	—	428,390
December 2004, issuance of stock for interest on	—	—	—	—	60,096	60,096	60	76,100	—	—	—	76,160
bridge loan
March 2005, issuance of stock for services	—	—	—	—	100,000	100,000	100	62,880	—	—	—	62,980
April 2005, issuance of stock warrants for
services	—	—	—	—	—	—	—	17,295	—	—	—	17,295
April 2005, sale of preferred Series B stock
net of $97,995 offering costs ($.001 par),	—	—	—	—	—	—	—	—	—	—	—	-
($0.65/share)	—	—	617,692	618	—	—	—	302,887	—	—	—	303,505
April 2005, issuance of stock for
debt forgiveness	—	—	246,152	246	—	—	—	159,754	—	—	—	160,000
June 2005, issuance of stock options for
services	—	—	—	—	—	—	—	35,403	—	—	—	35,403
Reversal of conversion of					—
convertible preferred shares	(1,301,178)	(1,301)	—	—	1,301,178	1,301,178	1,301	—	—	—	—	-
July 2005, issuance of stock for services	—	—	—	—	120,000	120,000	120	35,288	—	—	—	35,408
July 2005, issuance of stock for conversion
of debt	—	—	—	—	1,162,791	1,162,791	1,163	278,047	—	—	—	279,210
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	274,643	274,643
Net loss	—	—	—	—	—	—	—	—	—	(2,450,792)	—	(2,450,792)
Balance July 31, 2005	33,042,484	33,043	863,844	864	54,261,301	54,261,301	54,261	4,419,204	—	(6,906,574)	(369,492)	(2,768,694)

Conversion of common stock into debentures	—	—	(863,844)	(864)	—	—	—	(555,636)	—	—	—	(556,500)
(Note 10)
Conversion of preferred stock into common stock	1,301,178	1,301	—	—	(1,301,178)	(1,301,178)	(1,301)	—	—	—	—	-
Shares issued as security for convertible debtures	—	—	—	—	25,685,000	—	25,685	3,313,365	(3,339,050)	—	—	-
(Notes 5 and 10)
Stock Issued for services (August 2005)	—	—	—	—	28,000	28,000	28	3,612	—	—	—	3,640
Stock Issued for services (August 2005)	—	—	—	—	472,000	472,000	472	60,888	—	—	—	61,360
Stock Issued for services (September 2005)	—	—	—	—	805,000	805,000	805	132,020	—	—	—	132,825
Stock Issued for services (September, 2005)	—	—	—	—	750,000	750,000	750	254,250	—	—	—	255,000
Stock Issued for services (May 2006)	—	—	—	—	875,000	875,000	875	86,625	—	—	—	87,500
Stock Issued for services (June 2006)	—	—	—	—	83,334	83,334	83	8,251	—	—	—	8,334
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	(79,486)	(79,486)
January, 2006, Issuance of stock options for
services	—	—	—	—	—	—	—	62,379	—	—	—	62,379
September 2006 issuance of stock warrants
in connection with financing	—	—	—	—	—	—	—	45,164	—	—	—	45,164
Net loss	—	—	—	—	—	—	—	—	—	(1,848,797)	—	(1,848,797)
Balance July 31, 2006	34,343,662	34,344	—	—	81,658,457	55,973,457	81,658	7,830,122	(3,339,050)	(8,755,370)	(448,977)	(4,597,275)

Discount on issue of loan note (Note 10)	—	—	—	—	—	—	—	62,640	—	—	—	62,640
Issuance of stock for services (October, 2006)	—	—	—	—	1,000,000	1,000,000	1,000	67,000	—	—	—	68,000
Issuance of stock for services (October, 2006)	—	—	—	—	1,250,000	1,250,000	1,250	148,749	—	—	—	149,999
October, 2006 issuance of stock options for services	—	—	—	—	—	—	—	223,844	—	—	—	223,844
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	(34,135)	(34,135)
Net Loss	—	—	—	—	—	—	—	—	—	(3,670,764)	—	(3,670,764)
Partial conversion of Convertible Loan Note into Common Stock (Dec. 2006) (Note 6)	—	—	—	—	1,000,000	1,000,000	1,000	49,000	—	—	—	50,000
Stock Option Expense	—	—	—	—	—	—	—	466,624	—	—	—	466,624
Beneficial conversion discount underlying Convertible Loan Notes (Notes 2 & 9)	—	—	—	—	—	—	—	283,874	—	—	—	283,874
Stock issued for services (December 2006)	—	—	—	—	850,000	850,000	850	51,000	—	—	—	51,850
Cashless conversion - Montgomery	—	—	—	—	345,000	345,000	345	(345)	—	—	—	-
Imputed discount cancelled due to loan default	—	—	—	—	—	—	—	(62,640)	—	—	—	(62,640)
Balance July 31, 2007	34,343,662	34,344	—	—	86,103,457	60,418,457	86,103	9,119,868	(3,339,050)	(12,426,134)	(483,112)	(7,007,981)

Net Loss for the period	—	—	—	—	—	—	—	—	—	(656,025)	—	(656,025)
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	(69,613)	(69,613)
Stock Option Expense	—	—	—	—	—	—	—	135,315	—	—	—	135,315
Balance October 31, 2007 (unaudited)	34,343,662	$34,344	—	$—	86,103,457	60,418,457	$86,103	$9,255,183	$(3,339,050)	$(13,082,158)	$(552,725)	$(7,598,303)

See accompanying notes to condensed consolidated financial statements.

In Veritas Medical Diagnostics, Inc.
(A Development Stage Company)
Consolidated Statements of Cash Flows
Three month period ended October 31, 2007 and 2006
(unaudited)

			March 26, 1997
			(Inception)
	Three month period ended		Through
	October 31,		October 31,
	2007	2006	2007

Cash flows from operating activities:
Net loss	$(656,025)	$(866,396)	$(13,082,158)
Adjustments to reconcile net loss to net cash
used by operating activities:
Depreciation and amortization	607	3,700	163,992
Retirement of patents (written off)	—	—	—
Intercompany interest income	—	—	242,382
Interest imputed (non cash)	115,351	63,470	339,541
Prepaid element of expenses and beneficial
discounts on loan note conversions	—		169,031
Stock issued for compensation and services
and stock option expense	135,315	441,842	2,331,310
Stock issued for interest	—	—	86,160
Gain (loss) on debt forgiveness	—	—	(662,610)
Changes in operating assets and liabilities:
Receivables	—	182,771	(21,927)
Prepaid expenses and other current assets	(5,785)	(150,864)	5,314
Deferred debt issue costs	—	—	—
Accounts payable	98,271	(208,158)	1,267,794
Accrued expenses	67,288	(6,751)	1,845,334
Accrued interest payable	173,063	53,682	173,063
Accounts payable (related party)	—	-5194	138,697
Other	—	36,637	45,304
Net cash used in
operating activities	(71,915)	(455,261)	(6,958,775)

Cash flows from investing activities:
Acquisition of patents	(33,946)	(34,587)	(133,024)
Acquisition of equipment	—	—	(151,209)
Net cash used in
investing activities	(33,946)	(34,587)	(284,233)

Cash flows from financing activities:
Advances from affiliates	—	—	4,378,963
Proceeds from debenture issue	—	—	335,000
Repayment of advances from affiliates	—	—	(728,426)
Advances from related parties	175,428	50,000	611,938
Proceeds from issuance of preferred stock	—	—	813,930
Discount on notes payable	—	—	144,382
Proceeds from Royalty Participation Agreement	—	—	450,000
Proceeds from issue of Loan Notes	—	335,000	1,262,495
Repayment of notes payable	—	—	(10,000)
Interest payable reclassified as Loan Notes	—	83,000	—
Short term advances	—		80,000
Net cash provided by
financing activities	175,428	468,000	7,338,282

Effect on cash from foreign currency translation	(69,613)	710	(96,507)

Net change in cash and
cash equivalents	(46)	(21,138)	(1,233)

Cash and cash equivalents:
Beginning of period	(1,187)	61,240	—

End of period	$(1,233)	$40,102	$(1,233)

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Income taxes	$—	$—	$—
Interest	$—	$—	$—

Non-cash financing activities:
Conversion of note payable to common stock	$—	$—	$700,000
Conversion of interest to common stock	—	—	—
Conversion of preferred stock into debentures	—	—	86,160
Stock-based compensation	135,315	441,842	1,837,617
	$135,315	$441,842	$2,623,777

See accompanying notes to condensed consolidated financial statements.

In Veritas Medical Diagnostics, Inc.
(Formerly In Vivo Medical Diagnostics, Inc.)
(A Development Stage Company)
Notes to Consolidated Financial Statements

Note 1: ORGANIZATION, BASIS OF PRESENTATION AND GOING CONCERN

Attention is drawn to the detailed disclosures in this Note and elsewhere in these Financial Statements which creates substantial doubt concerning the Company’s ability to continue to finance and maintain its current operations.

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10-QSB and Regulation S-B.  Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of the Company, the accompanying unaudited condensed financial statements contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position as of October 31, 2007, the results of operations for the three months ended October 31, 2007 and 2006 and the period from March 26, 1997 (inception) through October 31, 2007, and cash flows for the three months ended October 31, 2007 and 2006 and the period from March 26, 1997 (inception) through October 31, 2007. These financial statements should be read in conjunction with the audited financial statements and notes thereto contained in the Company's annual report on Form 10-KSB for the year ended July 31, 2007.  There have been no updates or changes to our audited financial statements for the year ended July 31, 2007.

There is no provision for dividends for the quarter to which this quarterly report relates.

The results of operations for the three month period ended October 31, 2007 is not necessarily indicative of the results to be expected for the full year.

We are a development stage company as defined in Statement of Financial Accounting Standards No. 7. We are devoting substantially all of our present efforts to developing new products. Our planned principal operations have not commenced and, accordingly, no significant revenue has been derived therefrom.

We have reported net losses of $3,670,764, $1,848,797 and $12,426,134 for the fiscal years ended July 31, 2007, 2006 and for the period from the date of inception, March 26, 1997 to July 31, 2007, respectively. The loss from date of inception, March 26, 1997 to October 31, 2007 amounts to $13,082,158. We have a net capital deficit at October 31, 2007 ($7,598,303) and had substantial net current liabilities of $7,031,174 and cash balances of $nil at October 31, 2007. In addition, as explained in Note 10 we are in default under the terms of Loan Notes with total amounts outstanding at October 31, 2007 of $873,800.  These factors, among others, raise substantial doubt about our ability to continue as a going concern.

We require ongoing capital to continue our development activities but have been unable to raise adequate new capital to support operational needs and are currently dependent upon minimal advances being made by Westek as described in Note 9, which simply maintain very basic operations and compliance. As described in Note 11 Westek has put us and our other loan note holders on notice of its inability to continue to provide such finance on an ongoing basis unless our other loan note holders agree to join in the provision of working capital finance or to restructure or convert their loans to allow us to negotiate with other financiers to provide fresh capital from a clean balance sheet. The other Loan Note Holders have declined to do this and the Company and its Loan Note Holders are in the advanced stages of negotiating a transaction, which is described in outline on Note 11, that would return the Company to a shell, with reduced and simplified debt and other obligations, as an alternative to imminent insolvency by threatened loan note foreclosure.

There can be no assurance that this proposed transaction will take place and it remains possible that terms of the proposed transaction may change or that it will not take place at all. In the event that the proposed transaction does occur the Company’s financial statements would change materially, as outlined in Note 11. In the event that the proposed transaction does not occur, then, in the absence of any further initiatives taken by the loan note holders, it seems likely that the Company and its subsidiaries will become insolvent and certain adjustments would need to be made to the carrying value of the assets included in the consolidated balance sheet in such an event.

As explained in Note 10 we are in default on several of our Loan Notes at July 31, 2007. Our major creditors and Loan Note holders have continued to work with us during the three month period ended October 31, 2007 to restructure our obligations to enable us to match future payments with our future working capital plans and several Loan Note holders formally restructured their advances to us in the period ended October 31, 2007. In addition the directors, management team and key contractors have deferred payment of compensation due to them since October 2006 (and in certain cases previously) and many key suppliers are providing us with valued and ongoing support and forbearance with respect to our payment obligations.

Prior to July 31, 2006 we recorded revenues from billings made under a Research and Development Contract with Inverness Medical Innovations (IMI), dated November 2002. Under the terms of this contract (and a related Patent License Agreement, both subsequently amended throughout the contract field work) we jointly developed, with IMI, the technology underlying a new product (a prothrombin measurement device which is used for the measurement of coagulation of blood in patients at risk of heart disease and stroke) ("The PT Product"). In July 31, 2006 our involvement in the development of this product ended and we anticipate that the product will be launched into the global markets in 2007/2008. The product is to be sold by IMI and we have no influence over the marketing and sales process. Under the terms of our agreements with IMI we are entitled to participate in the following revenue streams: (a) billings to IMI for our development work during the product development phase ("Development Revenues") and (b) the receipt of 2% of all future net sales proceeds arising from the sale of The PT Product ("Royalty Income"). Development Revenues ceased with the completion of the development of the PT Product in July, 2006. We will begin to earn Royalty Income simultaneously with the commencement of sales of the PT Product. The commencement of the sale of this product will result in a change of our status from a "Development-stage Enterprise". We are currently developing other hand held and portable products which are focused on (a) the measurement and detection of pregnancy and labor and (b) the detection of diseases and medical conditions using magnetic detection techniques applied to tissue and blood. We intend to engage in discussions with several parties which management believes may result in commercial, revenue earning contracts.

Note 2: Related Party Transactions

As of October 31, 2007, $215,163 was due to related parties and we purchased services from related parties during the three month period ended October 31, 2007 amounting to $nil.  During the three month period ended October 31, 2006 we purchased services amounting to $112,999.

In July 2004, Westek, a related party, agreed to release us from $2,030,298 of previously accumulated advances in exchange for a non interest-bearing promissory note totaling $1,800,000. We reflected a capital contribution totaling $2,030,298 in our financial statements at that time. The promissory note was payable in full by September 30, 2006.

On November 13, 2006 we reached and agreement with Westek to amend the terms of the Promissory Note to extend the maturity date until March 31, 2008. The amended Promissory note carries interest at a rate of 10% per annum from October 1, 2006 which is payable quarterly in arrears. Unpaid interest may, at the option of Westek, be converted into shares of the Company’s common Stock at a price of $ 0.05 per share.   The market value of the common stock at the date of the amendment was $0.072 and therefore there is a beneficial discount underlying the conversion option. We have valued that discount at $113,400, (using the Black Scholes method). The inherent discount has been charged to Additional Paid in Capital within shareholders funds in the balance sheet and is being charged in the profit and loss account as interest expense on a straight line basis across the life of the amended Promissory Note.

During the three month period ended October 31, 2007 Westek advanced $149,776 to the Company. These advances are interest free and are payable on demand. The advances are intended to enable the Company to maintain a basic level of operation ahead of securing new commercial contracts. These short term advances are described more fully in Note 9.

Note 3: Property and Equipment

Major classes of property and equipment as of October 31, 2007 are listed below:

Furniture and Fixtures	$16,523
Office Equipment	89,814
Plant and Equipment	20,939
127,276
Less: accumulated depreciation	122,631
$4,645

Depreciation expense was $607 and $3,700 for the three month periods ended October 31, 2007 and 2006.

Note 4: Intangible Assets - Patent Costs

Changes in Intangible assets - Patent Costs for the three month period ended October 31, 2007 were as follows:

Cost - start of year	$95,545

Costs incurred during the period	33,946
Amortization	-
Retirements	-
Cost - end of period	$129,491

No amortization is recorded because the economic life of the underlying patents is expected to be less than their legal life and the company has yet to derive revenue from the commercial applications of the underlying patents. At such time as we begin earning revenues, the cost of the underlying patents will be amortized over their estimated economic life.

Note 5: Preferred Stock

We are authorized to issue 50,000,000 shares of preferred stock.

4% Convertible Preferred Stock

As of October 31, 2007, the Company had 34,343,662 shares of Series A 4% voting redeemable convertible preferred stock outstanding. Such shares pay an annual dividend of 4% and are convertible at any time at the option of the holder into Common Stock at the rate of one share Common Stock for each outstanding share of Series A Preferred Stock. Holders of Series A Preferred Stock have priority over all of the shares of the Company on liquidation or sale at the rate of $0.233 per share. Holders of Series A Preferred Stock are entitled to vote on all matters as to which Common Stock shareholders are entitled to vote.

The aggregate of arrearages in cumulative preferred dividends on the Series A Preferred Shares through October 31, 2007, are $22,413.

Note 6: Common Stock

We are authorized to issue 500,000,000 shares of common stock.

We issued the following shares of common stock for services during the three month periods ended October 31, 2007 and 2006, respectively:

	October 31, 2007		October 31, 2006
	Number	Fair Value	Number	Fair Value
	of Shares	of Shares	of Shares	of Shares
Shareholder	Issued	Issued	Issued	Issued
Crown Capital Group Ltd			1,000,000	68,000
UTEK Corporation			1,250,000	150,000
	0	$0	2,250,000	$218,000

We value the shares of common stock issued for services at the quoted market price of the stock at the issue date or at the contracted value of the services where this is clearly defined in the underlying contract.

No other shares of common stock, other than those described above, were issued during the three month periods ended October 31, 2007 and 2006.

Note 7: Stock Options and Warrants

Stock Options - Employees and contractors (“Staff”)

Since inception, stock options have been granted to staff members under the Company's 2005 Stock Incentive Plan as follows:

•
During May 2004, the Company granted 9,659,000 common stock options to two officers with an exercise price of $1.00 per share. The Company's common stock had no traded market value on the date of grant. The market value of the stock was determined to be $1.00 per share based on estimates made by the directors at that time. In March 2006 one of the officers resigned and the 4,829,500 options granted to him lapsed. Under the terms of the option award the remaining 4,829,500 options vest in three equal installments of 1,609,834 each in May 2006, 2007 and 2008, subject to certain operating performance criteria having been met. The performance criteria were not met by the first vesting date and therefore 1,609,834 of these options have lapsed. Management is of the view that the performance criteria are unlikely to be met by each of the future vesting periods.

The Company adopted and reserved 21,434,788 shares of Common Stock for issuance under its 2005 Stock Incentive Plan. Under the plan, options may be granted which are intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986 or options which are not intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986.

The 2005 Stock Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The 2005 Stock Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

•	On June 1, 2005, the Company issued 650,000 options to its staff under the plan, with an exercise price of $0.55 per share. The market price on June 1, 2005 was also $0.55 per share.

•	On January 3, 2006, the Company issued 725,000 options to its staff under the plan, with an exercise price of $0.10 per share. The market price on January 3, 2006 was also $0.10 per share.

•
On October 10, 2006, the Company issued 16,015,000 options to its staff under the plan, with an exercise price of $0.065 per share. The market price on October 10, 2006 was also $0.065 per share. The vesting date of these options varies as set out in the table below:

Vesting Date	No of options
October 10, 2006	2,500,000
November 30, 2006	500,000
December 31, 2006	150,000
September 30, 2007	5,515,000
September 30, 2008	3,750,000
September 30, 2009	3,600,000
Total	16,015,000

Options that vested on the day of grant were granted primarily (2,000,000 of the total options which vest on the grant date of October 10, 2006) to Martin Thorp, the Company’s CFO, to provide Mr. Thorp with a significant equity interest in the Company in line with the other members of the Company’s Board of Directors, in order to provide mutuality of interest going forward and to reward him for past performance.

The fair value for the options granted is estimated at the date of grant using the Black-Scholes option-pricing model with the assumptions set out in the table below.

	Grant Date
	May, 2004	June, 2005	January, 2006	October, 2006
Risk Free Interest Rate	2.3%	4.4%	4.4%	4.7%
Dividend Yield	0%	0%	0%	0%
Volatility Factor	0%	55%	88%	314%
Weighted Average Expected Life (yrs)	5	5	5	5
No of options expected to vest on vesting date	0	650,000	725,000	16,015,000
Value of one option (Black Scholes)	$0.000	$0.289	$0.070	$0.065
Value of option grant (aggregate)	$0	$187,850	$50,750	$1,040,975

From August 1, 2006 we were required to adopt SFAS No. 123(R) whereby we account for stock option expense for employees and contractors by charging the fair value of options granted and expected to vest equally over the vesting period. In the case of options that vest on grant the fair value of the option is expensed immediately. The expense is shown as stock option expense in the consolidated statement of operations with the credit posted to Additional Paid In Capital. Prior to August 1, 2006 we were not required to treat employee stock options in accordance with SFAS No. 123 (R) , and we disclosed the impact on pre-tax results had we valued employee stock options on a proforma basis in the footnotes to our Annual Financial Statements. In the three month period and nine month period ended October 31, 2006 the stock option charge would have increased by approximately $37,500 and $112,500, respectively, had we adopted SFAS No. 123(R) in that period.

In determining which options are expected to vest we have taken account of the fact that options have only been granted to relatively few key members of staff and in the opinion of management all of those people are likely to stay with the Company through the vesting period of their options and beyond. Therefore, it is assumed that all options granted are likely to vest, except those that are not expected to vest by virtue of underlying performance conditions (described above).

The Black-Scholes options valuation model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its stock options.

No options have yet been exercised by any employees.

Warrants

On April 11, 2005, the Company granted to its former financial representative, Westor Capital Group, Inc. warrants to purchase 61,769 shares of the Company’s common stock. The warrants carry an exercise price of $1.50 per share, vest on the date of grant and expire on April 15, 2008. No warrants have yet been exercised.

The Company’s common stock’s traded market value on the date of grant was $1.01. The weighted average exercise price and weighted average fair value of these warrants as of April 11, 2005 were $1.50 and $0.29, respectively.

The fair value for these warrants was estimated at the date of grant using the Black-Scholes option-pricing model with the following assumptions:

Risk-free interest rate	4.35%
Dividend yield	0.00%
Volatility factor	55.10%
Weighted average expected life	5 years

On September 9, 2005, as part of the consideration for arranging a financing for the Company, we issued to Montgomery Equity Partners Ltd (“Montgomery”), three-year warrants to purchase 350,000 shares of Common Stock at an exercise price of $0.001 per share. The market value of the Company's common stock on the date of the negotiation of this transaction was $0.13. The weighted average exercise price and fair value of the warrants at the date of their grant were $0.001 and $0.076, respectively. On October 27, 2006 Montgomery exercised these warrants by way of cashless conversion into 345,000 shares of Common stock.

The fair value for these warrants was estimated at the date of grant using the Black-Scholes option-pricing model with the following assumptions:

Risk-free interest rate	4.18%
Dividend yield	0.00%
Volatility factor	88.40%
Weighted average expected life	3 years

Summary of options and warrants outstanding

The following schedule summarizes the changes in the Company's outstanding stock awards since July 31, 2007.

				Weighted	Weighted
	Options Outstanding			Average	Average	Aggregate
	Number of	Exercise Price		Exercise Price	Remaining	Intrinsic
	Shares	Per Share		Per Share	Contractual Life	Value
Balance at July 31, 2007	19,401,603	$	$0.055-1.50	$0.1636	8.06 years	1,296,238

Awards Granted to Staff	0		$0	$0
Awards cancelled/expired	0		$0	$0
Warrants exercised	0		$0	$0

Balance at October 31, 2007	19,401,603	$	$0.055-1.50	$0.1636	8.06 years	$1,296,238

Awards exercisable at
October 31, 2007	4,586,769		$0.550-1.50	$0.1586	6.66 years	$460,949

Note 8: Income Taxes

We record our income taxes in accordance with Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes". We had tax losses available to carry forward in our UK operating subsidiaries at July 31, 2007 and we continued to incur tax losses in the three month period ended October 31, 2007. We have therefore not recorded any tax charge of liability in the three month period ended October 31, 2007.

Note 9: Financings

The Company has substantial obligations under various financial instruments arising from the following financing agreements:

A. April 2005, Financing

On April 15, 2005, we completed the sale of 863,845 units (the “Units”), each Unit consisting of one share of Series B 5% Convertible Preferred Stock, one warrant to purchase one share of the Company’s common stock (“Stock Warrants”), and one warrant to purchase an additional unit (“Unit Warrants”). Such shares paid an annual dividend of 5% and were convertible at any time at the option of the holder into Common Stock at the rate of one share Common Stock for each outstanding share of Series B Preferred Stock commencing April 15, 2005. The Stock Warrants were exercisable from April 15, 2005 until April 15, 2008 at an exercise price of $1.50 per share, subject to adjustment. The Unit Warrants were exercisable for a period of 180 days from the effective date of the registration statement at an exercise price of $0.65 per unit, subject to adjustment. All preferential amounts to be paid to the holders of Series B Preferred Stock were to have been be paid on a pari-passu basis with any preferential amounts to be paid to the holders of our Series A Preferred Stock, and prior to the common stock. As explained below the Units were subsequently exchanged for Notes issued under the September, 2005 Financing.

B. September 2005 Financing and subsequent restructurings

In a linked series of transactions dated September 7, 2005, the Company entered into:

1. A Standby Equity Distribution Agreement (the "Distribution Agreement") with Cornell Capital Partners LP ("Cornell")providing for the sale and issuance to Cornell of up to $10,000,000 of Common Stock over a period of up to 24 months.

2. A Securities Purchase Agreement (the "Purchase Agreement") with Montgomery Equity Partners Ltd. ("Montgomery"), an affiliated fund of Cornell, providing for the sale by the Company to Montgomery of its 18% secured convertible debentures in the aggregate principal amount of $750,000 (the "Debentures") of which $300,000 was funded on September 7, 2005; $200,000was to have been funded two business days prior to the Company's completion of its audited financial statements for the fiscal year ended July 31, 2005, and; $250,000 was to have been funded within five business days of the date the Registration Statement is declared effective by the SEC. Under the Purchase Agreement, the Company also issued to Montgomery three-year warrants (the "Warrants") to purchase 350,000 shares of Common Stock at $0.001 per share, which have subsequently been exercised. The Debentures matured on September 7, 2006 and bear interest at the annual rate of 18%. Holders have the right to convert, at any time, the principal amount outstanding under the Debentures into shares of Common Stock, at a conversion price per share equal to $0.144, subject to adjustment. Upon three-business day advance written notice, the Company may redeem the Debentures, in whole or in part. In the event that the closing bid price of the Common Stock on the date that the Company provides advance written notice of redemption or on the date redemption is made exceeds the conversion price then in effect. Redemption of Debentures is to be calculated at 112% of the Debentures' face value.

3. A Securities Purchase Agreement (the "Accredited Investor Purchase Agreement") with the investors in a April 2005, Financing, pursuant to which these investors agreed to exchange the securities that they purchased in the earlier financing for an aggregate of $556,500 principal amount of Debentures.

As further security for its obligations under the above mentioned facilities, the Company has deposited into escrow 25,685,000 shares of common stock, these shares are deemed issued but not outstanding.

Pursuant to these agreements, the Company filed a registration statement on Form SB-2 with the Securities and Exchange Commission for the purpose of registering the securities underlying the transactions. In connection therewith, the Company has received comments from the Commission indicating that, in the Commission's view, based upon the structure of the transactions, the Company may not register the securities sold in the financing transactions. On March 6, 2006, we withdrew the registration statement on Form SB-2 (File No. 333-128321) by filing a Form R-W with the Commission. As a result, the Company has not been able to draw down any further amounts under the Debenture (other than the initial $300,000) or the related Distribution Agreement and was unable to pay interest and principal payments on the debentures drawn down under this financing, as consequence it became in default under the terms of the Debentures.

We have held discussions with several of the Debenture Holders to restructure our obligations to rectify the defaults and the following agreements have been entered into:

1. On October 19, 2006, the Company entered into a Termination, Settlement, and Forbearance Agreement effective as of October 16 (the "Settlement Agreement"), with Cornell and Montgomery. The Settlement Agreement relates to the Distribution Agreement and the Purchase Agreement and included the following principal terms:

•
The Company shall pay Montgomery an aggregate of $348,000 (the "Funds") which represents the agreed amounts owed by the Company to Montgomery under the Debenture as of October 19, 2006 including outstanding principal and interest. The Company shall pay the Funds to Montgomery monthly at the rate of $29,000 ("Monthly Payment") per calendar month, with the first payment being due and payable on November 15, 2006 and each subsequent payment being due and payable on the first business day of each subsequent month until the Funds are repaid in full.

•
Montgomery shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Pledged Property and the Pledged Shares (each as defined in the Purchase Agreement transaction documents).

•
The Company and Montgomery agree that during the term of the Settlement Agreement, the Debenture shall not bear any interest and no liquidated damages shall accrue under any of the financing documents.

•
The Conversion Price (as set forth in the Debenture) in effect on any Conversion Date (as set forth in the Debenture) from and after the date hereof shall be adjusted to equal $0.05, which may be subsequently adjusted pursuant to the other terms of the Debenture.

•	Montgomery shall retain the Warrants issued in accordance with the Securities Purchase Agreement.

•	The Company and Cornell agree to terminate the Distribution Agreement and related transaction documents.

•	In the event that the Company defaults under the terms of this agreement penalties and redemption premiums payable under the original agreement shall be reinstated.

2. On November 29, 2006, the Company issued a secured subordinated convertible note to Triumph Small Cap Fund Inc. ("Triumph"), (one of the investors in the Accredited Investor Purchase Agreement referred to above) in the principal amount of$165,000 in exchange for the interest and principal outstanding under the Debenture previously issued to Triumph under the terms of the Accredited Investor Purchase Agreement. The note (a) matures on October 31, 2008; (b) bears interest at the rate of8% per annum, which is payable on maturity of the note and (c) is convertible, at Triumph's option, into shares of the Company’s common stock at a conversion price of $0.05 per share, subject to a 9.99% conversion restriction.. On December 11, 2006Triumph converted $50,000 of the principal amount outstanding under their note into 1,000,000 shares of the Company's common stock in accordance with these conversion rights.

3. On January 9, 2007, the Company issued two secured convertible notes to Longview Fund L.P. (“Longview”)(one of the investors in the Accredited Investor Purchase Agreement referred to above) in the aggregate principal amount of$309,300 as follows:.

•
Secured convertible note in the principal amount of $261,300 issued in exchange for the interest and principal outstanding under the Debenture previously issued to Longview under the terms of the Accredited Investor Purchase Agreement. The note (a) matures on October 31, 2008; (b) bears interest at the rate of 18% per annum, which is payable in accordance with the repayment provisions described in the Note and (c) is convertible at Longview's option, into shares of the Company’s common stock at a conversion price of $0.05 per share. Minimum repayments are due under the note as follows: (i) two installments of $12,500 each were due to be paid on or before February 28, 2007 and March 30, 2007; (ii) monthly installments of $15,000 commencing on November 30, 2007; and (iii) the remaining principal balance plus unpaid interest on the maturity date.

•
Secured convertible note in the principal amount of $48,000 was issued in exchange for liquidated damages payable as result of the default on the Debenture previously issued to Longview under the terms of the Accredited Investor Purchase Agreement. This note has the same interest and conversion terms as described above, but is repayable on maturity (principal and interest).

Subsequent to the restructuring of the Loan Notes with Longview and Cornell / Montgomery, both described above, the Company has been unable to comply with the payment installments due under the terms of the restructured loan notes and is therefore in default under these new Loan Notes.

The conversion terms of the restructured loan notes from Longview and Cornell / Montgomery enable the Loan Note holder to convert the amount outstanding under the Notes into shares in the Company's common stock at a price of $0.05 cents per share. The market price of the common stock at the dates that the restructured loan notes were issued was, in the case of Cornell /Montgomery, $0.072 and in the case of Longview $0.055 and therefore there is a beneficial discount underlying these conversion options. We have valued that discount at $170,474, using the Black Scholes method. The inherent discount has been charged to Additional Paid in Capital within shareholders funds in the balance sheet and is being charged in the profit and loss account as interest expense on a straight line basis across the life of the amended Loan Note.

The table below details the unamortized discount figure shown in the balance sheet:

	Beneficial		Unamortized
	Discount	Charge	Amount
Westek	$113,400	$75,600	$37,800
Triumph	$0	$0	$0
Cornell	$146,160	$124,200	$21,960
Longview	$24,314	$24,011	$304
	$283,874	$223,811	$60,064

C. Royalty Participation Agreement (May to November, 2006)

On May 5, 2006 , we completed the sale of a percentage of future royalties pursuant to a Royalty Participation Agreement (the” Agreement") with The Rubin Family Irrevocable Stock Trust The royalties to be paid pursuant to the Agreement are derived from the Patent License Agreement with Inverness Medical Innovations, Inc. (the "IMI Agreement") pursuant to which the Company’s subsidiary, IVMD (UK) Limited, will receive royalties from the sale of a Prothrombin blood clotting measuring device (the "IMI Royalties). The IMI Agreement is further described in the "Organization and Basis of Presentation" section of these financial statements. Subsequently, in November 2006, the Company entered into a similar agreement with Triumph in respect of further advances made to us during June and October 2006.

Pursuant to these royalty participation agreements, the Company received the aggregate sum of $450,000 in exchange for 10% of the future IMI Royalties received by the Company, subject to the terms and conditions set forth in the Agreement (the "Royalty Payments"). The Royalty Payments shall be paid to The Rubin Family Irrevocable Stock Trust and Triumph Research Partners LLP ("The Investors") within 15 days of the end of the month in which the Company receives future IMI Royalties. The Company has the option to terminate the Agreement at any time, without penalty, by making a lump sum payment to the Investors equal to 300% of the funds received from the Investors pursuant to the Agreement, being $1,350,000. If no Royalty payments are made to the Investors by December 31, 2007, or if $450,000 of Royalty payments are not made by December 31, 2008, the Investors shall have the right to convert the advances made into a three year note with a face value of $1,350,000 accruing interest at 4% above prime and repayable in one lump sum at the end of the term. In addition, if the aggregate payments made to the Investors under Agreements prior to December 31, 2007 are less than $450,000 and provided that the Company has raised at least $3,000,000 in the form of new equity finance, we are obliged to make an advance payment to the Investors (on account of future amounts payable to them) equal to the difference between $450,000 and the aggregate payments made prior to December 31, 2007(capped at the amount by which the equity funding exceeds $3,000,000).

On November 8, 2006 The Rubin Family Irrevocable Stock Trust assigned its rights under the Agreement to Harbor View Fund Inc, an entity which is unrelated to the Company.

D. Secured Subordinated Convertible Loan Notes (November 2006)

On November 29, 2006, the Company issued a secured subordinated convertible note to Triumph, in the principal amount of$335,000 in consideration of new cash advances made to the Company by Triumph subsequent to July 31, 2006. This note (a) matures on October 31, 2008; (b) bears interest at the rate of 8% per annum which is payable on maturity of the notes; and (c) is convertible, at Triumph's option, into shares of the Company's common stock at a conversion price of $0.05 per share (approximately the share price on the date of issue), subject to a 9.99% conversion restriction.

E. Related Party Loans - Westek Limited

As more fully discussed in Note 2, on November 14, 2006 the terms of our $1,800,000 Promissory Note with Westek Ltd were amended to address default conditions that had arisen. Under the amended terms the Loan Note maturity has been extended until March 31, 2008 (from September 30, 2006) and interest will now be charged at 10% per annum from October 1, 2006 which is payable quarterly in arrears. Unpaid interest may, at the option of Westek, be converted into shares of the Companies common Stock at a price of $ 0.05 per share.

During the three month period ended October 31, 2007 Westek advanced $149,776 to the Company and its subsidiaries, giving a total short term indebtedness to Westek of $528,888 at October 31, 2007. The intention of Westek in making such advances was to maintain a basic level of operations in our main trading subsidiary (IVMD UK Ltd) and to maintain compliance at IVMD Inc. Westek has continued to make limited funding available to the Group subsequent to July 31, 2007 ..  These advances are interest free and are payable on demand.

F. Short Term Advance from Loan Note Holder

During the year ended July 31, 2007, Triumph advanced a sum of $80,000 to the Company. Triumph has subsequently indicated that it will not demand repayment of this loan, but no formal arrangements have been entered into. Therefore, this loan is treated as repayable on demand. The note does not bear interest and is not convertible.

Presentation of Financings in the Financial Statements

Accounting for the Royalty Participation Agreement (May - July, 2006 Financings)

We have accounted for these transactions in accordance with EITF 1988 Issue 88-18 as debt and have classified them as Long Term Debt on the balance sheet. We have calculated the maximum effective rate of interest underlying the Agreement at 37%per annum by taking what we consider to be the most prudent view of the possible cash payments required to relinquish our obligations under the Agreement (and therefore effectively repay the advances) and computing the inherent interest rate within that future cash payment stream. Interest on the amount advanced is included in interest expense and added to the amount of the debt shown in the balance sheet. As payments are made to the Investors the debt will be reduced accordingly and the estimated underlying interest rate may in the future be amended.

The following table shows the treatment of the Royalty Participation Agreement Advances in the Financial Statements at October 31, 2007.

Total Amount Advanced	$450,000
Interest Imputed from inception until October 31, 2007	$268,202
Included in Long Term Debt at October 31, 2007	$718,202

Accounting for September, 2005 Financing and subsequent restructurings

The Principal amount of unpaid Loan Notes at July 31, 2007 is shown separately on the balance sheet as Notes Payable. The total is classified within Current Liabilities as “Current Portion of Notes Payable”, since all amounts are repayable before October 31, 2008.

The following table shows the composition and classification of the Principal amounts of Notes Payable in the balance sheet at July 31, 2007:

Total Principal
Outstanding

Montgomery Capital Partners	348,000
Triumph Small Cap Fund	450,000
Longview	309,300
Other Accredited Investors*	216,500
Total Notes payable
(before beneficial conversion discount**)	1,323,800

*Described in A above
** see “Beneficial Conversion Rights” below

All accrued interest and potential penalties payable under these Notes Payable is included in Current Liabilities under Accrued Interest Payable

Beneficial Conversion Rights

As explained above and in Note 2 the conversion rights in certain of the Loan Notes described above have been granted at a discount from the market price of the shares of the Company's common stock at the date that the loan notes were issued. Such beneficial discounts are recognized when the loan note is issued. The value of the discount is estimated using the Black Scholes method and is credited to Additional Paid in Capital on the balance sheet. The cost of the discount is expensed (as interest expense) over the life of the loan note. The unamortized portion of the value of the discount ($60,064) is show as a deduction from the total principal value of the loan notes outstanding on the balance sheet, resulting in a net balance of $1,263,736.

Note 10: Defaults upon Senior Securities

As explained in Note 9, the Company has been unable to pay interest and principal repayments when due under the terms of its September, 2005 financing and certain of the subsequent restructurings of the loans made under the September 2005 financing. As of July 31, 2007, the arrears of due but unpaid interest and penalties on Debentures and Loan Notes that were in default was $663,141 and the arrears of unpaid but due principal on Debentures in default amounted to $873,800.

Note 11: Recent Developments

In common with most Development-stage entities we have incurred losses since inception. At October 31, 2007 we had a net capital deficit of $7,598,303 and net current liabilities of $7,031,174. We are in default under the terms of certain convertible loan notes under which we owed $1,536,941 (including interest and penalties) at October 31, 2007. These circumstances have effectively prevented us, during the year, from raising adequate working capital to operate the business effectively and we have been dependent upon advances from Westek Ltd, a Company that is related to Mr. Graham Cooper, our Chief Executive Officer to maintain basic operations and compliance and avoid insolvency. Westek provided this support whilst the Company and its loan note holders sought to reach agreement to restructure the Company’s borrowings to enable it to raise adequate new capital. Such negotiations occurred throughout the year and subsequently, and were exhaustive.  However, they failed to produce a satisfactory solution and, as a result, Westek has recently indicated to the Company and the other loan note holders that it can not continue to advance funds. It proposed that the loan note holders work together and with the Company and others to find an alternative solution to avoid insolvency. Negotiations are now at an advanced stage between all of the loan note holders, the Company and a new company, Medical Diagnostic Innovations Limited (“MDI”) (a company incorporated under the laws of England and Wales, which has been formed by the management and employees of the subsidiaries, including Mr. Graham Cooper and Mr. Martin Thorp) to work together with the objective of entering into a transaction which, if consummated, would involve the sale of the share capital of the subsidiaries to MDI and the simplification and reduction of the indebtedness of the Company so as to enable the Company to return to a “shell” and pursue future merger transactions. There can be no certainty that this potential a transaction will take place, or what the precise terms will be, and, in the event that these or similar negotiations fail, the Company and its subsidiaries face the prospect of insolvency and complete loss of shareholder value.

Report of Independent Registered Public Accounting Firm

The Board of Directors
In Veritas Medical Diagnostics, Inc.:

We have audited the accompanying consolidated balance sheet of In Veritas Medical Diagnostics, Inc. (a Colorado corporation) as of July 31, 2007, and the related consolidated statements of operations, shareholders’ deficit, and cash flows for each of the years in the two-year period ended July 31, 2007, and for the period from March 26, 1997 (inception) through July 31, 2007.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of In Veritas Medical Diagnostics, Inc. as of July 31, 2007, and the results of their operations and their cash flows for each of the years in the two-year period ended July 31, 2007 and for the period from March 27, 1997 (inception) through July 31, 2007, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Notes 1 and 11 to the financial statements, the Company has incurred losses since inception and has deficits in both working capital and net capital at July 31, 2007.  The Company is operating at the forbearance of its creditors.  While management has worked out repayment plans with certain creditors who have threatening collection activities, the funding necessary to fulfill these obligations has not been obtained.  The Company is in default under the terms of its debt obligations at July 31, 2007.  While management is attempting to restructure these debt obligations, there can be no assurance that all debt obligations will be restructured.    In addition, the Company has pre-sold certain royalty rights under royalty participation agreements.  These agreements call for the Company to pay to investors up to a maximum of approximately $1.7 million, over five years, in respect of cash advances totaling $450,000.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans regarding those matters are also described in Notes 1 and 11.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Cordovano and Honeck LLP

Englewood, Colorado
November 12, 2007

IN VERITAS MEDICAL DIAGNOSTICS, INC.
(A Development Stage Company)
Consolidated  Balance Sheet
July 31, 2007

July 31,
2007
Assets
Current assets:
Prepaid expenses and other	$11,151
Total current assets	11,151
Property and equipment, net	5,251
Intangible assets:
Patent costs (note 3)	95,545

$111,947

Liabilities and Shareholders’ Deficit

Current liabilities:
Accounts payable	$1,209,162
Overdraft	1,187
Accrued interest payable	665,411
Accrued liabilities	928,958
Indebtedness to related parties (note 2)	215,163
Current portion of Long Term Notes Payable
(net of unamortized discount of $114,843) (note 9)	1,208,957
Notes payable, related party (note 9)	1,800,000
Short term advance from Related Party (note 9)	353,460
Short term advance	80,000
Total current liabilities	6,462,298

Long-term debt:
Royalty Participation Agreement advances (note 9)	657,630
Total liabilities	7,119,928

Shareholders’ deficit:
Preferred stock, $.001 par value, 50,000,000 shares authorized (aggregate liquidation preference of $8 million)
Series A Preferred stock, 34,343,662 shares issued and outstanding (note 8)	34,344
Common stock, $.001 par value, 500,000,000 shares authorized,
86,103,457 shares issued, 25,685,000 held in escrow, and
60,418,457 shares outstanding	86,103
Stock issued as security for convertible debentues (note 8)	(3,339,050)
Additional paid-in capital	9,119,868
Accumulated other comprehensive loss- foreign currency adjustment	(483,112)
Deficit accumulated during the development stage	(12,426,134)

Total shareholders' deficit	(7,007,981)
$111,947

See accompanying notes to consolidated financial statements.

IN VERITAS MEDICAL DIAGNOSTICS, INC.
(A Development Stage Company)
Consolidated  Statements of Operations

			March 26, 1997
			(Inception)
	Years ended		Through
	July 31,		July 31,
	2007	2006	2007

Net sales and gross revenues:
Net sales	$—	$1,271,130	$3,571,807
Cost of sales	—	—	242,097

Gross profit	—	1,271,130	3,329,710

Operating expenses:
Research and development	711,327	1,306,542	5,701,048
Legal & Professional	409,583	160,567	1,394,643
Selling and marketing	280,196	286,097	622,750
General and administrative	1,316,552	476,984	6,290,492

Total operating expenses	2,717,658	2,230,190	14,008,933

Loss before other income	(2,717,658)	(959,060)	(10,679,223)

Nonoperating income (expense):
UK government grant (Note 1)	—	96,502	291,398
Interest expense	(953,106)	(428,215)	(1,611,863)
Loan Finance issue costs	—	(307,360)	(708,279)
Costs of aborted financing	—	(113,400)	(113,400)
Compensation payment to former director	—	(135,000)	(135,000)
Gain (loss) on foreign exchange	—	2,264	(132,378)
Gain (loss) from extinguishments of debt	—	—	662,611

Loss before income taxes	(3,670,764)	(1,848,797)	(12,426,134)

Income tax provision	—	—	—

Net loss	$(3,670,764)	$(1,848,797)	$(12,426,134)

Loss applicable to common stock	$(3,670,764)	$(1,848,797)

Basic and diluted loss per share	$(0.06)	$(0.03)

Weighted average number of common shares
outstanding	59,146,019	55,094,879

See accompanying notes to consolidated financial statements.

IN VERITAS MEDICAL DIAGNOSTICS, INC.
(A Development Stage Company)
Consolidated  Statements of Accumulated  Other Comprehensive Loss

			March 26, 1997
			(Inception)
			Through
	Period ended July 31,		July 31,
	2007	2006	2007

Net loss	$(3,670,764)	$(1,848,797)	$(12,426,134)

Other comprehensive loss, net of tax:
Cumulative translation adjustment	(34,135)	(79,486)	(483,112)

Comprehensive loss	$(3,704,899)	$(1,928,283)	$(12,909,246)

See accompanying notes to consolidated financial statements.

IN VERITAS MEDICAL DIAGNOSTICS, INC.
(A Development Stage Company)
Consolidated  Statements of Changes in Shareholders' Deficit

	Preferred Stock Outstanding									Accumulated
	Series A		Series B			Common				Deficit	Accumulated
				Par		Stock Shares		Additional paid-in	Stock issued	During Development	Other Comprehensive
	Shares	Par Value	Shares	Value	Issued	Outstanding	Par Value	capital	as security	Stage	Loss	Total

Balance, March 26, 1997	—	$—	—	$—	—	—	$—	$—	$—	$—	$—	$-
October 2000, sale of stock, ($0.0035/share)	4,366,377	4,366	—	—	—	—	—	10,874	—	—	—	15,240
December 2001, sale of stock, ($0.0035/share)	6,545,703	6,546	—	—	—	—	—	16,301	—	—	—	22,847
October 2001, sale of stock, ($0.0202/share)	23,431,582	23,432	—	—	—	—	—	448,906	—	—	—	472,338
					—
Foreign currency
translation adjustment	—	—	—	—	—	—	—	—	—	—	21,203	21,203
Net loss	—	—	—	—	—	—	—	—	—	(1,350,829)	—	(1,350,829)
Balance, July 31, 2001	34,343,662	34,344	—	—	—	—	—	476,081	—	(1,350,829)	21,203	(819,201)

Foreign currency
translation adjustment	—	—	—	—	—	—	—	—	—	—	(140,377)	(140,377)
Net loss	—	—	—	—	—	—	—	—	—	(1,007,362)	—	(1,007,362)
Balance, July 31, 2002	34,343,662	34,344	—	—	—	—	—	476,081	—	(2,358,191)	(119,174)	(1,966,940)
					—
Foreign currency					—
translation adjustment	—	—	—	—	—	—	—	—	—	—	(185,391)	(185,391)
Net loss	—	—	—	—	—	—	—	—	—	(1,080,619)	—	(1,080,619)
Balance, July 31, 2003	34,343,662	34,344	—	—	—	—	—	476,081	—	(3,438,810)	(304,565)	(3,232,950)
					—
Merger with HEMP (Note 8)	—	—	—	—	38,397,164	38,397,164	38,397	(29,397)	—	—	—	9,000
July 2004, merger with SIPC	—	—	—	—	10,550,000	10,550,000	10,550	(10,688)	—	—	—	(138)
July 2004, issuance of common
stock for bridge loans, ($0.2750/share)	—	—	—	—	1,636,233	1,636,233	1,636	448,364	—	—	—	450,000
July 2004, issuance of common
stock for services, ($0.4093/share)	—	—	—	—	239,289	239,289	239	97,702	—	—	—	97,941
Foreign currency
translation adjustment	—	—	—	—	—	—	—	—	—	—	(339,570)	(339,570)
Reclassification of debt forgiveness
by Westek (Notes 2 and 9)	—	—	—	—	—	—	—	2,030,298	—	—	—	2,030,298
Net loss	—	—	—	—	—	—	—	—	—	(1,016,972)	—	(1,016,972)
Balance, July 31, 2004	34,343,662	34,344	—	—	50,822,686	50,822,686	$50,822	$3,012,360	$—	(4,455,782)	$(644,135)	$(2,002,391)

August 2004, additional paid in capital from bridge
loans exchanged for shares	—	—	—	—	—	—	—	17,495	—	—	—	17,495
					—	—	—	(6,000)	—	—	—	(6,000)
Conversion of Preferred Stock into Debenture	—	—	—	—	694,550	694,550	695	427,695	—	—	—	428,390
December 2004, issuance of stock for interest on	—	—	—	—	60,096	60,096	60	76,100	—	—	—	76,160
bridge loan
March 2005, issuance of stock for services	—	—	—	—	100,000	100,000	100	62,880	—	—	—	62,980
April 2005, issuance of stock warrants for
services	—	—	—	—	—	—	—	17,295	—	—	—	17,295

April 2005, sale of preferred Series B stock
net of $97,995 offering costs ($.001 par),	—	—	—	—	—	—	—	—	—	—	—	-
($0.65/share)	—	—	617,692	618	—	—	—	302,887	—	—	—	303,505
April 2005, issuance of stock for
debt forgiveness	—	—	246,152	246	—	—	—	159,754	—	—	—	160,000
June 2005, issuance of stock options for
services	—	—	—	—	—	—	—	35,403	—	—	—	35,403
Reversal of conversion of					—
convertible preferred shares	(1,301,178)	(1,301)	—	—	1,301,178	1,301,178	1,301	—	—	—	—	-
July 2005, issuance of stock for services	—	—	—	—	120,000	120,000	120	35,288	—	—	—	35,408
July 2005, issuance of stock for conversion
of debt	—	—	—	—	1,162,791	1,162,791	1,163	278,047	—	—	—	279,210
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	274,643	274,643
Net loss	—	—	—	—	—	—	—	—	—	(2,450,792)	—	(2,450,792)
Balance July 31, 2005	33,042,484	33,043	863,844	864	54,261,301	54,261,301	54,261	4,419,204	—	(6,906,574)	(369,492)	(2,768,694)

Conversion of common stock into debentures	—	—	(863,844)	(864)	—	—	—	(555,636)	—	—	—	(556,500)
(Note 10)
Conversion of preferred stock into common stock	1,301,178	1,301	—	—	(1,301,178)	(1,301,178)	(1,301)	—	—	—	—	-
Shares issued as security for convertible debtures	—	—	—	—	25,685,000	—	25,685	3,313,365	(3,339,050)	—	—	-
(Notes 5 and 10)
Stock Issued for services (August 2005)	—	—	—	—	28,000	28,000	28	3,612	—	—	—	3,640
Stock Issued for services (August 2005)	—	—	—	—	472,000	472,000	472	60,888	—	—	—	61,360
Stock Issued for services (September 2005)	—	—	—	—	805,000	805,000	805	132,020	—	—	—	132,825
Stock Issued for services (September, 2005)	—	—	—	—	750,000	750,000	750	254,250	—	—	—	255,000
Stock Issued for services (May 2006)	—	—	—	—	875,000	875,000	875	86,625	—	—	—	87,500
Stock Issued for services (June 2006)	—	—	—	—	83,334	83,334	83	8,251	—	—	—	8,334
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	(79,486)	(79,486)
January, 2006, Issuance of stock options for
services	—	—	—	—	—	—	—	62,379	—	—	—	62,379
September 2006 issuance of stock warrants
in connection with financing	—	—	—	—	—	—	—	45,164	—	—	—	45,164
Net loss	—	—	—	—	—	—	—	—	—	(1,848,797)	—	(1,848,797)
Balance July 31, 2006	34,343,662	34,344	—	—	81,658,457	55,973,457	81,658	7,830,122	(3,339,050)	(8,755,370)	(448,977)	(4,597,275)

Discount on issue of loan note (Note 9)	—	—	—	—	—	—	—	62,640	—	—	—	62,640
Issuance of stock for services (October, 2006)	—	—	—	—	1,000,000	1,000,000	1,000	67,000	—	—	—	68,000
Issuance of stock for services (October, 2006)	—	—	—	—	1,250,000	1,250,000	1,250	148,749	—	—	—	149,999
October, 2006 issuance of stock options for services	—	—	—	—	—	—	—	223,844	—	—	—	223,844
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	(34,135)	(34,135)
Net Loss	—	—	—	—	—	—	—	—	—	(3,670,764)	—	(3,670,764)
Partial conversion of Convertible Loan Note into Common Stock (Dec. 2006) (Note 5)	—	—	—	—	1,000,000	1,000,000	1,000	49,000	—	—	—	50,000
Stock Option Expense	—	—	—	—	—	—	—	466,624	—	—	—	466,624
Beneficial conversion discount underlying Convertible Loan Notes (Notes 2 & 9)	—	—	—	—	—	—	—	283,874	—	—	—	283,874
Stock issued for services (December 2006)	—	—	—	—	850,000	850,000	850	51,000	—	—	—	51,850
Cashless conversion - Montgomery	—	—	—	—	345,000	345,000	345	(345)	—	—	—	-
Imputed discount cancelled due to loan default	—	—	—	—	—	—	—	(62,640)	—	—	—	(62,640)
Balance July 31, 2007	34,343,662	$34,344	—	$—	86,103,457	60,418,457	$86,103	$9,119,868	$(3,339,050)	$(12,426,134)	$(483,112)	$(7,007,981)

See accompanying notes to consolidated financial statements.

IN VERITAS MEDICAL DIAGNOSTICS, INC.
(A Development Stage Company)
Consolidated  Statements of Cash Flows
Years ended July 31, 2007 and 2006

			March 26, 1997
			(Inception)
	Years ended		Through
	July 31,		July 31,
	2007	2006	2007

Cash flows from operating activities:
Net loss	$(3,670,764)	$(1,848,797)	$(12,426,135)
Adjustments to reconcile net loss to net cash
used by operating activities:
Depreciation and amortization	8,319	16,436	159,853
Retirement of patents (written off)	72,571	—	—
Intercompany interest income	—	98,000	242,382
Interest imputed (non cash)	195,190	29,000	224,190
Prepaid element of expenses and beneficial	—	—	—
discounts on loan note conversions	169,031	—	169,031
Stock issued for compensation and services	960,317	656,202	2,195,995
Stock issued for interest	—	—	86,160
Gain (loss) on debt forgiveness	—	—	(662,610)
Changes in operating assets and liabilities:
Receivables	198,511	(166,999)	(21,927)
Prepaid expenses and other current assets	28,567	29,275	11,099
Deferred debt issue costs	—	—	—
Accounts payable	206,730	250,137	1,169,523
Accrued expenses	1,086,850	140,514	1,778,046
Accounts payable (related party)	16,963	178,192	138,697
Other	—	(24,516)	45,304
Net cash used in
operating activities	(727,715)	(642,556)	(6,890,392)

Cash flows from investing activities:
Acquisition of patents	(69,039)	(38,339)	(168,117)
Acquisition of equipment	—	—	(151,209)
Net cash used in			—
investing activities	(69,039)	(38,339)	(319,326)
			—
Cash flows from financing activities:			—
Advances from affiliates	—	—	4,378,963
Proceeds from debenture issue	335,000	—	335,000
Repayment of advances from affiliates	—	—	(728,426)
Advances from related parties	353,460	—	436,510
Proceeds from issuance of preferred stock	—	—	813,930
Discount on notes payable	—	—	144,382
Proceeds from Royalty Participation Agreement	—	450,000	450,000
Proceeds from issue of Loan Notes	—	300,000	1,262,495
Repayment of notes payable	—	(10,000)	(10,000)
Short term advances	80,000	—	80,000
Net cash provided by
financing activities	768,460	740,000	7,162,854
			—
Effect on cash from foreign currency translation	(34,135)	121	(26,894)
			—
Net change in cash and			—
cash equivalents	(62,428)	59,226	(73,758)

Cash and cash equivalents:
Beginning of period	61,241	2,015	—
			—
End of period	$(1,187)	$61,241	$(73,758)

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Income taxes	$—	$—	$—
Interest	$—	$—	$—

Non-cash financing activities:
Conversion of note payable to common stock	$50,000	$250,000	$700,000
Conversion of interest to common stock	—	86,160
Conversion of preferred stock into debentures	—	—	86,160
	$50,000	$336,160	$786,160

See accompanying notes to consolidated financial statements.

Note 1:                      Summary of Significant Accounting Policies

Organization and Basis of Presentation

Background

Effective July 31, 2004, Hall Effect Medical Products, Inc. ("HEMP"), a Delaware corporation, merged with Sports Information Publishing Corp. (“SIPC”), which was incorporated under the laws of Colorado on November 7, 2003.  Subsequent to the merger SIPC changed its name to In Vivo Medical Diagnostics, Inc. and later In Veritas Medical Diagnostics, Inc. (“IVMD” “we” “us” or “our”)

SIPC was originally incorporated for the purpose of engaging in the sports industry.  In 2002, SIPC filed a Form SB-2 registration statement with the Securities and Exchange Commission relating to the registration of up to 1,000,000 previously issued shares of common stock at a price of $0.15 per share.  The SEC declared the offering effective in August 2003.

We are a development stage company as defined in Statement of Financial Accounting Standards No. 7 located in Inverness, Scotland. We are devoting substantially all of our present efforts to developing new products. Our planned principal operations have not commenced and, accordingly, no significant revenue has been derived therefrom.

We are developing medical diagnostic products for personal and professional use. Certain of our products under development are based on technology that utilizes the Hall Effect, discovered more than a hundred years ago, for which we are developing practical applications. Prior to the merger, we were funded by a private UK company, Westek Limited, and Abacus Trust Company Limited was our majority shareholder.
Shares of our common stock trade in the Over the Counter (“OTCBB”) market.  Because of the nature of the OTCBB market there was only a limited trading market for our stock during the periods presented. For similar reasons the quoted price of our stock was inevitably subject to considerable short term volatility.

Principles of consolidation

Our consolidated financial statements include our accounts and the accounts of our two wholly owned foreign subsidiaries; IVMD UK Limited (“IVMD”) and Jopejo Limited (“Jopejo”), both UK companies.  The assets and liabilities of our foreign subsidiaries have been translated at the exchange rate in effect at July 31, 2007 (as appropriate) with the related translation adjustments reported as a separate component of shareholders’ deficit.  Operating statement accounts have been translated at the average exchange rate in effect during the period presented.  All significant intercompany transactions have been eliminated.

Basis of presentation

Our research and development is conducted in Inverness, Scotland through our subsidiaries: IVMD UK Limited and Jopejo Limited.  Development-stage activities consist of raising capital, obtaining financing, medical products research and development and administrative matters.

In common with most Development-stage entities we have incurred losses (largely represented by research and development expenditures and supporting general and administrative costs) since inception and we have a net capital deficit at July 31, 2007 ($7,007,981). We also had substantial net current liabilities at July 31, 2007 ($4,662,298 ). In addition , as explained in Note 11 we are in default under the terms of Loan Notes with total amounts outstanding at July 31, 2007 of $858,800.  These factors, among others, raise substantial doubt about our ability to continue as a going concern.

We require ongoing capital to continue our development activities but have been unable to raise adequate new capital to support operational needs and are currently dependent upon minimal advances being made by Westek as described in Note 10, which simply maintain very basic operations and compliance. As described in Note 11 Westek has put us and our other loan note holders on notice of its inability to continue to provide such finance on an ongoing basis unless our other loan note holders agree to join in the provision of working capital finance or to restructure or convert their loans to allow us to negotiate with other financiers to provide fresh capital from a clean balance sheet. The other Loan Note Holders have declined to do this and the Company and its Loan Note Holders are in the advanced stages of negotiating a transaction, which is described in Note 12, that would return the Company to a shell, with reduced and simplified debt and other obligations, as an alternative to imminent insolvency by threatened loan note foreclosure.

There can be no assurance that this proposed transaction will take place and it remains possible that terms of the proposed transaction may change or that it will not take place at all. In the event that the proposed transaction does occur the Company’s financial statements would change materially, as outlined in Note 12. In the event that the proposed transaction does not occur, then, in the absence of any further initiatives taken by the loan note holders, it seems likely that the Company and its subsidiaries will become insolvent and certain adjustments would need to be made to the carrying value of the assets included in the consolidated balance sheet in such an event.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

We consider all highly liquid securities with original maturities of three months or less when acquired to be cash equivalents.  There were no cash equivalents at July 31, 2007.

Property and Equipment

Property and equipment are stated at cost.  Depreciation is calculated using the straight-line method over the estimated useful lives of the related assets, generally ranging from three to five years.  Property and equipment under capital leases are stated at the present value of minimum lease payments and are amortized using the straight-line method over the shorter of the lease term or the estimated useful lives of the assets.  Leasehold improvements are amortized using the straight-line method over the estimated useful lives of the assets or the term of the lease, whichever is shorter.

Patent Costs

The legal, professional and registration costs involved in registering patents which are important to our product development program are capitalized and written off on a straight line basis over the lesser of the estimated commercial life or legal life of the underlying patents, on a patent by patent basis. We adopted this accounting policy for the first time in the balance sheet at July 31, 2005 since we previously judged that the costs were immaterial.  Prior to July 31, 2005, we expensed patent costs as incurred.

Capitalized costs are expensed if patents are not granted and they are written off if and when a patent becomes of no commercial value due to technology advancement or for commercial reasons.

Impairment of Long-Lived Assets

In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, we evaluate our long-lived assets, including related intangibles, of identifiable business activities for impairment when events or changes in circumstances indicate, in management's judgment, that the carrying value of such assets may not be recoverable. The determination of whether impairment has occurred is based on management's estimate of undiscounted future cash flows attributable to the assets as compared to the carrying value of the assets. If impairment has occurred, estimating the fair value for the assets and recording a provision for loss if the carrying value is greater than fair value determine the amount of the impairment recognized. For assets identified to be disposed of in the future, the carrying value of these assets is compared to the estimated fair value less the cost to sell to determine if impairment is required. Until the assets are disposed of, an estimate of the fair value is re-determined when related events or circumstances change.

When determining whether impairment of one of our long-lived assets has occurred, we must estimate the undiscounted cash flows attributable to the asset or asset group. Our estimate of cash flows is based on a commercial evaluation of the likely cash flows based on market research and our in-house projections, any significant variance in any of the above assumptions or factors could materially affect our cash flows, which could require us to record an impairment of an asset.

No impairment charges were recognized during the years ended July 31, 2007 and 2006.

Deferred Offering Costs

Costs incurred in connection with proposed common stock offerings that straddle the year end are deferred in the accompanying financial statements and are offset against the proceeds from the offering or written off against earnings, if the offering is unsuccessful, as appropriate, in future periods.

Income Taxes

We account for income taxes under the provisions of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes (SFAS 109).  SFAS 109 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns.  Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

Revenue Recognition

Our revenue has been generated through billings made under development projects with commercial partners further described in “Basis of Preparation” above. We recognize such revenue based on the terms of the underlying agreement. We also receive grants from UK government for job creation and economic development. These are credited to “non operating income” when received.

Financial Instruments and Concentration of Credit Risk

At July 31, 2007 the fair value of our financial instruments approximate their carrying value based on their terms and interest rates.  We had no revenues in the year ended July 31, 2007.

Stock based Compensation

From August 1, 2006 we were required to adopt SFAS No. 123(R) whereby we account for stock option expense for employees and contractors by charging the fair value of options granted and expected to vest equally over the vesting period. In the case of options that vest on grant the fair value of the option is expensed immediately. The expense is shown as stock option expense in the consolidated statement of operations with the credit posted to Additional Paid In Capital. Prior to August 1, 2006 we were not required to treat employee stock options in accordance with SFAS No. 123 (R) , and we disclosed the impact on pre-tax results had we valued employee stock options on a proforma basis in the footnotes to our Annual Financial Statements.

Foreign Currency Translation

Our assets and liabilities, which have the British Pound as its functional currency, are translated into United States Dollars at the foreign currency exchange rate in effect at the applicable reporting date, and the statements of operations are translated at the average rates in effect during the applicable period. The resulting cumulative translation adjustment is recorded as a separate component of Other Comprehensive Income.

Research and Development Costs

Research and development costs are expensed as incurred.

Earnings (Loss) per Share

Basic net income or loss per share is computed by dividing the net income or loss available to common shareholders (the numerator) for the period by the weighted average number of common shares outstanding (the denominator) during the period.  The computation of diluted earnings is similar to basic earnings per share, except that the denominator is increased to include the number of additional common shares that would have been outstanding if potentially dilutive common shares had been issued.

At July 31, 2007, there was no variance between basic and diluted loss per share as the securities in our capital structure are antidilutive.

Note 2:  Related Party Transactions

We recorded the purchase of services from related parties in the normal course of business and on an arm’s length basis totaling $296,520 and $305,788 during the year ended July 31, 2007 and 2006, respectively.  As of July 31, 2007, $215,163 was due to related parties.  However, both ARM and AWY Ltd have agreed to defer or forego, in part or in full, these amounts pending the ability of the Company or its subsidiaries to make such payments.

Related Parties from whom we purchased services during the year ended July 31, 2007 were as follows:

Related Party	Purchases year ended July 31, 2007	Purchases year ended July 31, 2006
Westek Ltd	$-0-	$23,301
The ARM Partnership	$180,049	$175,042
Sound Alert Technology Ltd	$-0-	$119,352
AWY Ltd	$116,471	$25,801
	$296,520	$305,788

Westek Ltd., AWY Ltd. and Sound Alert Technology Ltd. are Companies Incorporated in England and Wales in which Graham Cooper, our President and Chief Executive Officer is a material shareholder. The ARM Partnership is a partnership established under the laws of England and Wales of which Martin Thorp, our Chief Financial Officer, is the Managing Partner.

Westek Ltd provides book-keeping services to the UK subsidiaries of IVMD Inc.; Sound Alert Technology Ltd. provides outsourced technology consulting services to Jopejo Ltd.; AWY Ltd is Graham Cooper’s service Company through which he provides his executive services to the Group; and The ARM Partnership provides CFO, Corporate Financial Advisory and Project, Financial Controller and various administrative services on an outsourced basis to the Group.

The Officers of the Company received compensation for their services as follows:

Officers name	Title	Compensation Year ended July 31, 2007	Compensation Year ended July 31, 2006
Graham Cooper	President and Chief Executive Officer from June, 2006 and Chairman	$116,471	$27,000

Martin Thorp	Chief Financial Officer	$180,049	$175,042

In July 2004, Westek agreed to release us from $2,030,298 of accumulated advances in exchange for a non interest-bearing promissory note totaling $1,800,000 (The “Promissory Note”).  We reflected a capital contribution totaling $2,030,298 in the accompanying financial statements.  The promissory note was payable in full by September 30, 2006. On November 13, 2006 we reached agreement with Westek to amend the terms of the Promissory Note such that its maturity date is extended until March 31, 2008 and it carries interest at 10% p.a. which is payable quarterly in arrears. Unpaid interest may, at the option of Westek, be converted into shares of the Companies common Stock at a price of $0.05 per share. The market value of the common stock at the date of the amendment was $0.072 and therefore there is a beneficial discount underlying the conversion option. We have valued that discount at $113,400. The inherent discount has been charged to Additional Paid in Capital within shareholders funds in the balance sheet and is being charged in the profit and loss account as interest expense on a straight line basis across the life of the amended Promissory Note. The fair value for the discount is estimated at the date of grant using the Black-Scholes option-pricing model with the assumptions set out in the table below.

Risk Free Interest Rate	4.7%
Dividend Yield	0%
Volatility Factor	314%

During the year ended July 31, 2007 Westek advanced $370,853 to the Company and its subsidiaries.  These advances are interest free and are payable on demand. The advances are intended to enable the Company to maintain a basic level of operation ahead of securing new commercial contracts. These short term advances are described more fully in Note 9.

Note 3: Intangible Assets – Patent Costs

Changes in Intangible assets - Patent Costs for the years ended July 31, 2007 and 2006 respectively were as follows:

July 31, 2007
Cost - start of year	$99,077
Costs incurred during the year	69,039
Amortization	0
Retirements	(72,571)
Cost - end of year	$95,545

During fiscal year end July 31, 2007, the Company retired all costs related to a patent that expired in the period, totaling $72,571.  No amortization was ever recorded as the patent was never placed into service.
No amortization is recorded because the economic life of the underlying patents is expected to be less than their legal life and the company has yet to derive revenue from the commercial applications of the underlying patents. At such time as we begin earning revenues, the cost of the underlying patents will be amortized over their estimated economic life.

Note 4:  Preferred Stock

We are authorized to issue 50,000,000 shares of preferred stock.

4% Convertible Preferred Stock

As of April 30, 2007, the Company had 34,343,662 shares of Series A 4% voting callable convertible preferred stock outstanding. Such shares pay an annual dividend of 4% and are convertible at any time at the option of the holder into Common Stock at the rate of one share Common Stock for each outstanding share of Series A Preferred Stock. Holders of Series A Preferred Stock have priority over all of the shares of the Company on liquidation or sale at the rate of $0.233 per share. Holders of Series A Preferred Stock are entitled to vote on all matters as to which Common Stock shareholders are entitled to vote.  The preferred stock is redeemable at the option of the Company.  There is no mandatory redemption feature.  The dividends are cumulative.

The aggregate and per-share amounts of arrearages in cumulative preferred dividends on the Series A Preferred Shares through July 31, 2007, are $22,070 and $0.001, respectively.

Note 5:  Common Stock

We are authorized to issue 500,000,000 shares of common stock.  At July 31, 2007 we had 60,418,457 shares of common stock which were issued and outstanding. We had a further 25,685,000 shares which were issued but treated as not outstanding since they are held in escrow as security against our indebtedness under our September 2005 financing (see Note 10) and will be released from escrow and cancelled upon the repayment of the debenture.

	July 31, 2007		July 31, 2006
	Number	Fair Value	Number	Fair Value
	of Shares	of Shares	of Shares	of Shares
Shareholder	Issued	Issued	Issued	Issued
CLX & Associates Inc			$750,000	$255,000
Sichenzia Ross Friedman Ference LLP			1,680,000	220,325
Cornell Capital Partners LP			472,000	61,360
Monitor Capital Inc			28,000	3,640
Crown Capital Group Ltd	1,000,000	68,000
UTEK Corporation	1,250,000	150,000	83,334	8,334
Sichenzia Ross Friedman Ference LLP	850,000	51,850
	3,100,000	$269,850	3,013,334	$548,659

We value the shares of common stock issued for services at the quoted market price of the stock at the issue date or at the contracted value of the services where this is clearly defined in the underlying contract. During the year ended July 31, 2007 we issued:

(a) 1,000,000 shares to Crown Capital Group Ltd as consideration for market information and promotional services to be provided over a twelve month period. The shares were valued at the mid-market quoted share price on the day of issue; and

(b) 1,250,000 shares to UTEK Corporation for technology search services as consideration under the terms of a contract entered into in May 2006 and covering services to be provided over 15 months. This consideration was valued at the contract price, which was approximately equal to the market price of the companies stock in May, 2006 and, at the Companies option could have been settled in cash rather than stock.

(c) 850,000 shares to Sichenzia Ross Friedman Ference LLP as consideration for the provision of legal services.

The cost of the stock issues described in (a) and (b) above is spread over the periods over which the service is to be provided and a prepayment established accordingly. This prepayment is shown as a deduction in shareholders funds on the face of the balance sheet on the line “Prepaid element of expenses settled in stock”.  This balance is now zero in the balance sheet.

On December 11, 2006 one of our Loan Note holders, Triumph Small Cap Fund Inc converted $50,000 of the principal value of their Loan Note into 1,000,0000 shares of Common Stock in accordance with their conversion rights (see Note 9).

On October 27, 2006 we issued to Montgomery Equity Partners Ltd 345,000 shares of common stock upon its exercise of warrants which were issued to Montgomery Equity Partners as part of a prior financing, as more fully described in Note 7.

Note 6:  Stock Options

Stock Options - Employees and contractors (“Staff”)

Since inception, stock options have been granted to staff members under the Company's 2005 Stock Incentive Plan as follows:

•
During May 2004, the Company granted 9,659,000 common stock options to two officers with an exercise price of $1.00per share. The Company's common stock had no traded market value on the date of grant. The market value of the stock was determined to be $1.00 per share based on estimates made by the directors at that time. In March 2006 one of the officers resigned and the 4,829,500 options granted to him lapsed. Under the terms of the option award the remaining 4, 829,500 options vest in three equal installments of 1,609,834 each in May 2006, 2007 and 2008, subject to certain operating performance criteria having been met. The performance criteria have not been met and therefore the options which were due to vest in 2006 and 2007 have lapsed. Management is of the view that the performance criteria are unlikely to be met by each of the future vesting periods.

The Company adopted and reserved 21,434,788 shares of Common Stock for issuance under its 2005 Stock Incentive Plan. Under the plan, options may be granted which are intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986 or options which are not intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986.

The 2005 Stock Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The 2005 Stock Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

•	On June 1, 2005, the Company issued 650,000 options to its staff under the plan, with an exercise price of $0.55 per share. The market price on June 1, 2005 was also $0.55 per share.

•	On January 3, 2006, the Company issued 725,000 options to its staff under the plan, with an exercise price of $0.10 per share. The market price on January 3, 2006 was also $0.10 per share.

•
On October 10, 2006, the Company issued 16,015,000 options to its staff under the plan, with an exercise price of $0.065per share. The market price on October 10, 2006 was also $0.065 per share. The vesting date of these options varies as set out in the table below:

Vesting Date	No of options
October 10, 2006	2,500,000
November 30, 2006	500,000
December 31, 2006	150,000
September 30, 2007	5,515,000
September 30, 2008	3,750,000
September 30, 2009	3,600,000
Total	16,015,000

 Options that vested on the day of grant were granted primarily (2,000,000 of the total options which vest on the grant date of October 10, 2006) to Martin Thorp, the Company's CFO, to provide Mr. Thorp with a significant equity interest in the Company in line with the other members of the Company's Board of Directors, in order to provide mutuality of interest going forward and to reward him for past performance.

The fair value for the options granted is estimated at the date of grant using the Black-Scholes option-pricing model with the assumptions set out in the table below.

	Grant Date
	May, 2004	June, 2005	January, 2006	October, 2006
Risk Free Interest Rate	2.3%	4.4%	4.4%	4.7%
Dividend Yield	0%	0%	0%	0%
Volatility Factor	0%	55%	88%	314%
Weighted Average Expected Life (yrs)	5	5	5	5
No of options expected to vest on vesting date	0	650,000	725,000	16,015,000
Value of one option (Black Scholes)	$0.000	$0.289	$0.070	$0.065
Value of option grant (aggregate)	$0	$187,850	$50,750	$1,040,975

From August 1, 2006 we were required to adopt SFAS No. 123(R) whereby we account for stock option expense for employees and contractors by charging the fair value of options granted and expected to vest equally over the vesting period. In the case of options that vest on grant the fair value of the option is expensed immediately. The expense is shown as stock option expense in the consolidated statement of operations with the credit posted to Additional Paid In Capital. Prior to August 1, 2006 we were not required to treat employee stock options in accordance with SFAS No. 123 (R) , and we disclosed the impact on pre-tax results had we valued employee stock options on a proforma basis in the footnotes to our Annual Financial Statements. The impact on a proforma basis for the years ended July 31, 2005 and 2006 are shown below:

	For The Years Ended
	July 31,
	2006	2005
Net loss, as reported	$(1,848,797)	$(2,483,429)

Pro forma net loss	$(1,958,103)	$(2,483,429)

Basic and diluted net loss per common
share, as reported.	$(0.03)	$(0.05)

Pro forma basic and diluted net loss
per common share.	$(0.04)	$(0.05)

In determining which options are expected to vest we have taken account of the fact that options have only been granted to relatively few key members of staff and in the opinion of management all of those people are likely to stay with the Company through the vesting period of their options and beyond. Therefore, it is assumed that all options granted are likely to vest, except those that are not expected to vest by virtue of underlying performance conditions (described above).

The total compensation cost as of July 31, 2007 related to non-vested awards not yet recognized amounted to $630,916.

The Black-Scholes options valuation model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its stock options.  The Company determined the expected term was based on the legal life of the option; volatility was calculated using our historical stock price and the risk free rate was taken from the 20-year Treasury Constant Maturity Series based on the nominal 3-year rate.

No options have yet been exercised by any employees.

Stock Warrants

On April 11, 2005, the Company granted to its former financial representative, Westor Capital Group, Inc. warrants to purchase 61,769 shares of the Company’s common stock. The warrants carry an exercise price of $1.50 per share, vest on the date of grant and expire on April 15, 2008. No warrants have yet been exercised.

The Company’s common stock’s traded market value on the date of grant was $1.01. The weighted average exercise price and weighted average fair value of these warrants as of April 11, 2005 were $1.50 and $0.29, respectively.

The fair value for these warrants was estimated at the date of grant using the Black-Scholes option-pricing model with the following assumptions:

Risk-free interest rate	4.35%
Dividend yield.	0.00%
Volatility factor	55.10%
Weighted average expected life	5 years

On September 9, 2005, as part of the consideration for arranging a financing for the Company, we issued to Montgomery Equity Partners Ltd (“Montgomery”), three-year warrants to purchase 350,000 shares of Common Stock at an exercise price of $0.001 per share. The market value of the Company's common stock on the date of the negotiation of this transaction was $0.13. The weighted average exercise price and fair value of the warrants at the date of their grant were $0.001 and $0.076, respectively. On October 27, 2006 Montgomery exercised these warrants by way of cashless conversion into 345,000 shares of Common stock.

The fair value for these warrants was estimated at the date of grant using the Black-Scholes option-pricing model with the following assumptions:

Risk-free interest rate	4.18%
Dividend yield	0.00%
Volatility factor	88.40%
Weighted average expected life	3 years

Summary of options and warrants outstanding

The following schedule summarizes the changes in the Company's outstanding stock awards since July 31, 2006

			Weighted		Weighted
	Options Outstanding		Average		Average	Aggregate
	Number of	Exercise Price	Exercise Price		Remaining	Intrinsic
	Shares	Per Share	Per Share		Contractual Life	Value
Balance at July 31, 2006	4,996,436	$0.001-$1.50		$0.750

Awards Granted to Staff	16,015,000	$0.065		$0.065
Awards cancelled/expired	1,609,833	$1.000	$ $	1.000
Warrants exercised	(350,000)	$0.001		$0.001

Balance at July 31, 2007	19,401,603	$0.055-$1.50		$0.1636	8.06 years	$1,296,238

Awards exercisable at
July 31, 2007	4,586,769	$0.550-1.50		$0.1586	6.91 years	$460,949

Note 7:  Income Taxes

A reconciliation of U.K. statutory income tax rate to the effective rate follows for the years ended July 31, 2006 and 2007:

	Years Ended
	July 30,
	2007	2006
U.K. statutory federal rate	30.00%	30.00%
Net operating loss for which no tax
benefit is currently available	-30.00%	-30.00%
	0.00%	0.00%

We record our income taxes in accordance with Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes". We had tax losses available to carry forward in our UK operating subsidiaries of $5.6 million at July 31, 2006 and we continued to incur tax losses in the year ended July 31, 2007. We have therefore not recorded any tax charge of liability in the year ended July 31, 2007.

Note 8:  Acquisitions

July 22, 2004

On July 22, 2004, Jopejo Limited and IVMD UK, Inc. and HEMP entered into a share purchase agreement whereby HEMP purchased 100 percent of the issued and outstanding preferred and ordinary shares of both Jopejo Limited and IVMD UK Limited (formerly Hall Effect Technologies Limited) for 8,000,000 shares of convertible Series A preferred stock, $0.001 par value.  HEMP also agreed to become a co-obligor of approximately $1.8 million in debt obligations to Westek.   As part of the acquisition, HEMP issued 3,000,000 shares of common stock to HEMP TL, an employee benefit plan valued at $3,000 by the Board of Directors and an additional 6,000,000 shares of common stock to certain individuals for services valued at $6,000 by the Board of Directors.

As a result of these transactions, Jopejo limited and IVMD UK, Inc. became wholly owned subsidiaries of HEMP.

July 30, 2004

On July 30, 2004, HEMP exchanged 100 percent of its outstanding shares of common stock for 38,397,164 shares of the common stock and 100 percent of its outstanding shares of preferred stock for 34,363,662 shares of preferred stock of SIPC.  This acquisition has been treated as a recapitalization of HEMP, a Delaware corporation, with SIPC the legal surviving entity. Since SIPC had, prior to the recapitalization, minimal net assets (consisting primarily of cash and trade payables) and no operations, the recapitalization has been accounted for as the sale of 10,550,000 shares of HEMP common stock for the net assets of SIPC.  Costs of the transaction have been charged to the period.

Note 9: Financings

The Company has substantial obligations under various financial instruments arising from the following financing agreements:

April 2005, Financing

On April 15, 2005, we completed the sale of 863,845 units (the “Units”), each Unit consisting of one share of Series B 5% Convertible Preferred Stock, one warrant to purchase one share of the Company’s common stock (“Stock Warrants”), and one warrant to purchase an additional unit (“Unit Warrants”). Such shares paid an annual dividend of 5% and were convertible at any time at the option of the holder into Common Stock at the rate of one share Common Stock for each outstanding share of Series B Preferred Stock commencing April 15, 2005. The Stock Warrants were exercisable from April 15, 2005 until April 15, 2008 at an exercise price of $1.50 per share, subject to adjustment. The Unit Warrants were exercisable for a period of 180 days from the effective date of the registration statement at an exercise price of $0.65 per unit, subject to adjustment. All preferential amounts to be paid to the holders of Series B Preferred Stock were to have been be paid on a pari-passu basis with any preferential amounts to be paid to the holders of our Series A Preferred Stock, and prior to the common stock. As explained below the Units were subsequently exchanged for Notes issued under the September 2005 Financing.

September 2005 Financing and subsequent restructurings

In a linked series of transactions dated September 7, 2005, the Company entered into:

1. A Standby Equity Distribution Agreement (the "Distribution Agreement") with Cornell Capital Partners LP ("Cornell") providing for the sale and issuance to Cornell of up to $10,000,000 of Common Stock over a period of up to 24 months.

2. A Securities Purchase Agreement (the "Purchase Agreement") with Montgomery Equity Partners Ltd. ("Montgomery"), an affiliated fund of Cornell, providing for the sale by the Company to Montgomery of its 18% secured convertible debentures in the aggregate principal amount of $750,000 (the "Debentures") of which $300,000 was funded on September 7, 2005; $200,000was to have been funded two business days prior to the Company's completion of its audited financial statements for the fiscal year ended July 31, 2005, and; $250,000 was to have been funded within five business days of the date the Registration Statement is declared effective by the SEC. Under the Purchase Agreement, the Company also issued to Montgomery three-year warrants (the "Warrants") to purchase 350,000 shares of Common Stock at $0.001 per share, which have subsequently been exercised. The Debentures matured on September 7, 2006 and bear interest at the annual rate of 18%. Holders have the right to convert, at any time, the principal amount outstanding under the Debentures into shares of Common Stock, at a conversion price per share equal to $0.144, subject to adjustment. Upon three-business day advance written notice, the Company may redeem the Debentures, in whole or in part. In the event that the closing bid price of the Common Stock on the date that the Company provides advance written notice of redemption or on the date redemption is made exceeds the conversion price then in effect. Redemption of Debentures is to be calculated at 112% of the Debentures' face value. In the event of default the debenture holder is entitled to liquidated damages calculated at the rate of 24% per annum on any unpaid balance.

3. A Securities Purchase Agreement (the "Accredited Investor Purchase Agreement") with the investors in a April 2005, Financing, pursuant to which these investors agreed to exchange the securities that they purchased in the earlier financing for an aggregate of $556,500 principal amount of Debentures, such debentures have substantially the same terms as those issued to Montgomery and described in the preceding paragraph 2 above.

As further security for its obligations under the above mentioned facilities, the Company has deposited into escrow 25,685,000 shares of common stock, these shares are deemed issued but not outstanding.

Pursuant to these agreements, the Company filed a registration statement on Form SB-2 with the Securities and Exchange Commission for the purpose of registering the securities underlying the transactions. In connection therewith, the Company has received comments from the Commission indicating that, in the Commission's view, based upon the structure of the transactions, the Company may not register the securities sold in the financing transactions. On March 6, 2006, we withdrew the registration statement on Form SB-2 (File No. 333-128321) by filing a Form R-W with the Commission. As a result, the Company has not been able to draw down any further amounts under the Debenture (other than the initial $300,000) or the related Distribution Agreement and was unable to pay interest and principal payments on the debentures drawn down under this financing, as consequence it became in default under the terms of the Debentures.

We have held discussions with several of the Debenture Holders to restructure our obligations to rectify the defaults and the following agreements have been entered into:

1. On October 19, 2006, the Company entered into a Termination, Settlement, and Forbearance Agreement effective as of October 16 (the "Settlement Agreement"), with Cornell and Montgomery. The Settlement Agreement relates to the Distribution Agreement and the Purchase Agreement and included the following principal terms:

•
The Company shall pay Montgomery an aggregate of $348,000 (the "Funds") which represents the agreed amounts owed by the Company to Montgomery under the Debenture as of October 19, 2006 including outstanding principal and interest. The Company shall pay the Funds to Montgomery monthly at the rate of $29,000 ("Monthly Payment") per calendar month, with the first payment being due and payable on November 15, 2006 and each subsequent payment being due and payable on the first business day of each subsequent month until the Funds are repaid in full.

•
Montgomery shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Pledged Property and the Pledged Shares (each as defined in the Purchase Agreement transaction documents).

•
The Company and Montgomery agree that during the term of the Settlement Agreement, the Debenture shall not bear any interest and no liquidated damages shall accrue under any of the financing documents.

•
The Conversion Price (as set forth in the Debenture) in effect on any Conversion Date (as set forth in the Debenture) from and after the date hereof shall be adjusted to equal $0.05, which may be subsequently adjusted pursuant to the other terms of the Debenture.

•	Montgomery shall retain the Warrants issued in accordance with the Securities Purchase Agreement.

•	The Company and Cornell agree to terminate the Distribution Agreement and related transaction documents.

•	In the event that the Company defaults under the terms of this agreement penalties and redemption premiums payable under the original agreement shall be reinstated.

2. On November 29, 2006, the Company issued a secured subordinated convertible note to Triumph Small Cap Fund Inc. ("Triumph"), (one of the investors in the Accredited Investor Purchase Agreement referred to above) in the principal amount of$165,000 in exchange for the interest and principal outstanding under the Debenture previously issued to Triumph under the terms of the Accredited Investor Purchase Agreement. The note (a) matures on April 30, 2008; (b) bears interest at the rate of8% per annum, which is payable on maturity of the note and (c) is convertible, at Triumph's option, into shares of the Company’s common stock at a conversion price of $0.05 per share, subject to a 9.99% conversion restriction.. On December 11, 2006Triumph converted $50,000 of the principal amount outstanding under their note into 1,000,000 shares of the Company's common stock in accordance with these conversion rights.

3. On January 9, 2007, the Company issued two secured convertible notes to Longview Fund L.P. (“Longview”) (one of the investors in the Accredited Investor Purchase Agreement referred to above) in the aggregate principal amount of$309,300 as follows:.

•
Secured convertible note in the principal amount of $261,300 issued in exchange for the interest and principal outstanding under the Debenture previously issued to Longview under the terms of the Accredited Investor Purchase Agreement. The note (a) matures on April 30, 2008; (b) bears interest at the rate of 18% per annum, which is payable in accordance with the repayment provisions described in the Note and (c) is convertible at Longview's option, into shares of the Company’s common stock at a conversion price of $0.05 per share. Minimum repayments are due under the note as follows: (i) two installments of $12,500 each were due to be paid on or before February 28, 2007 and March 30, 2007; (ii) monthly installments of $15,000 commencing on November 30, 2007; and (iii) the remaining principal balance plus unpaid interest on the maturity date.

•
Secured convertible note in the principal amount of $48,000 was issued in exchange for liquidated damages payable as result of the default on the Debenture previously issued to Longview under the terms of the Accredited Investor Purchase Agreement. This note has the same interest and conversion terms as described above, but is repayable on maturity (principal and interest).

Subsequent to the restructuring of the Loan Notes with Longview and Cornell / Montgomery, both described above, the Company has been unable to comply with the payment installments due under the terms of the restructured loan notes and is therefore in default under these new Loan Notes.  These Loan Notes provide the note holder with the right to liquidated damages at the rate of 24% per annum during the period of default on unpaid balances.

The conversion terms of the restructured loan notes from Longview and Cornell / Montgomery enable the Loan Note holder to convert the amount outstanding under the Notes into shares in the Company's common stock at a price of $0.05 cents per share. The market price of the common stock at the dates that the restructured loan notes were issued was, in the case of Cornell /Montgomery, $0.072 and in the case of Longview $0.055 and therefore there is a beneficial discount underlying these conversion options. We have valued that discount at $170,474, using the Black Scholes method. The inherent discount has been charged to Additional Paid in Capital within shareholders funds in the balance sheet and is being charged in the profit and loss account as interest expense on a straight line basis across the life of the amended Loan Note.

The assumptions applied to the Black Scholes model to calculate the estimated discount were as follows:

Cornell/Montgomery
Risk Free Interest Rate	4.7%
Dividend Yield	0%
Volatility Factor	413%

Longview
Risk Free Interest Rate	4.7%
Dividend Yield	0%
Volatility Factor	314%

The table below details the unamortized discount figure shown in the balance sheet:

	Beneficial		Unamortized
	Discount	Charge	Amount
Westek (note 2)	$113,400	$56,700	$56,700
Triumph	$0	$0	$0
Cornell	$146,160	$92,880	$53,280
Longview	$24,314	$19,452	$4,863
	$283,874	$169,032	$114,843

  Royalty Participation Agreement (May to November, 2006)

On May 5, 2006 , we completed the sale of a percentage of future royalties pursuant to a Royalty Participation Agreement (the” Agreement") with The Rubin Family Irrevocable Stock Trust. The royalties to be paid pursuant to the Agreement are derived from the Patent License Agreement with Inverness Medical Innovations, Inc. (the "IMI Agreement") pursuant to which the Company’s subsidiary, IVMD (UK) Limited, will receive royalties from the sale of a Prothrombin blood clotting measuring device (the "IMI Royalties). The IMI Agreement is further described in the "Organization and Basis of Presentation" section of these financial statements. Subsequently, in November 2006, the Company entered into a similar agreement with Triumph in respect of further advances made to us during June and October 2006.

Pursuant to these royalty participation agreements, the Company received the aggregate sum of $450,000 in exchange for 10% of the future IMI Royalties received by the Company, subject to the terms and conditions set forth in the Agreement (the "Royalty Payments"). The Royalty Payments shall be paid to The Rubin Family Irrevocable Stock Trust and Triumph Research Partners LLP ("The Investors") within 15 days of the end of the month in which the Company receives future IMI Royalties. The Company has the option to terminate the Agreement at any time, without penalty, by making a lump sum payment to the Investors equal to 300% of the funds received from the Investors pursuant to the Agreement, being $1,350,000. If no Royalty payments are made to the Investors by December 31, 2007, or if $450,000 of Royalty payments are not made by December 31, 2008, the Investors shall have the right to convert the advances made into a three year note with a face value of $1,350,000 accruing interest at 4% above prime and repayable in one lump sum at the end of the term. In addition, if the aggregate payments made to the Investors under Agreements prior to December 31, 2007 are less than $450,000 and provided that the Company has raised at least $3,000,000 in the form of new equity finance, we are obliged to make an advance payment to the Investors (on account of future amounts payable to them) equal to the difference between $450,000 and the aggregate payments made prior to December 31, 2007 (capped at the amount by which the equity funding exceeds $3,000,000).

On November 8, 2006 The Rubin Family Irrevocable Stock Trust assigned its rights under the Agreement to Harbor View Fund Inc, an entity which is unrelated to the Company.

Secured Subordinated Convertible Loan Notes (November 2006)

On November 29, 2006, the Company issued a secured subordinated convertible note to Triumph, in the principal amount of $335,000 in consideration of new cash advances made to the Company by Triumph subsequent to July 31, 2006. This note (a) matures on April 30, 2008; (b) bears interest at the rate of 8% per annum which is payable on maturity of the notes; and (c) is convertible, at Triumph's option, into shares of the Company's common stock at a conversion price of $0.05 per share (approximately the share price on the date of issue), subject to a 9.99% conversion restriction.

Related Party Loans - Westek Limited

As more fully discussed in Note 2, on November 14, 2006 the terms of our $1,800,000 Promissory Note with Westek Ltd were amended to address default conditions that had arisen. Under the amended terms the Loan Note maturity has been extended until March 31, 2008 (from September 30, 2006) and interest will now be charged at 10% per annum from October 1, 2006 which is payable quarterly in arrears. Unpaid interest may, at the option of Westek, be converted into shares of the Companies common Stock at a price of $ 0.05 per share.

During the year ended July 31, 2007 Westek advanced $305,788 to the Company and its subsidiaries, giving total short term indebtedness to Westek of $370,853 at July 31, 2007. The intention of Westek in making such advances was to maintain a basic level of operations in our main trading subsidiary (IVMD UK Ltd) and to maintain compliance at IVMD Inc. Westek has continued to make limited funding available to the Group subsequent to July 31, 2007 .  These advances are interest free and are payable on demand.  As of October 31, 2007 Westek has made further total aggregate advance of $120,000 to the IVMD (UK) Ltd.

Short Term Advance from Loan Note Holder

During the year ended July 31, 2007, Triumph advanced a sum of $80,000 to the Company. Triumph has subsequently indicated that it will not demand repayment of this loan, but no formal arrangements have been entered into. Therefore, this loan is treated as repayable on demand. The note does not bear interest and is not convertible.

Presentation of Financings in the Financial Statements

Accounting for the Royalty Participation Agreement (May - July, 2006 Financings)

We have accounted for these transactions in accordance with EITF 1988 Issue 88-18 as debt and have classified them as Long Term Debt on the balance sheet. We have calculated the maximum effective rate of interest underlying the Agreement at 37% per annum by taking what we consider to be the most prudent view of the possible cash payments required to relinquish our obligations under the Agreement (and therefore effectively repay the advances) and computing the inherent interest rate within that future cash payment stream. Interest on the amount advanced is included in interest expense and added to the amount of the debt shown in the balance sheet. As payments are made to the Investors the debt will be reduced accordingly and the estimated underlying interest rate may in the future be amended.

The following table shows the treatment of the Royalty Participation Agreement Advances in the Financial Statements at July 31, 2007.

Total Amount Advanced	$450,000
Interest Imputed from inception until July 31, 2007	$207,630
Included in Long Term Debt at July 31, 2007	$657,630

Accounting for September, 2005 Financing and subsequent restructurings

The Principal amount of unpaid Loan Notes at July 31, 2007 is shown separately on the balance sheet as Notes Payable. The total is classified within Current Liabilities as “Current Portion of Notes Payable”, since all amounts are repayable before April 30, 2008.

The following table shows the composition and classification of the Principal amounts of Notes Payable in the balance sheet at July 31, 2007:

Total Principal
Outstanding

Montgomery Capital Partners	348,000
Triumph Small Cap Fund	450,000
Longview	309,300
Other Accredited Investors*	216,500
Total Notes payable
(before beneficial conversion discount**)	1,323,800

*Described in A above
** see “Beneficial Conversion Rights” below

All accrued interest and potential penalties payable under these Notes Payable is included in Current Liabilities under Accrued Interest Payable

Beneficial Conversion Rights

As explained above and in Note 2 the conversion rights in certain of the Loan Notes described above have been granted at a discount from the market price of the shares of the Company's common stock at the date that the loan notes were issued. Such beneficial discounts are recognized when the loan note is issued. The value of the discount is estimated using the Black Scholes method, (using assumptions that are set out above and in note 2 as appropriate), and is credited to Additional Paid in Capital on the balance sheet. The cost of the discount is expensed (as interest expense) over the life of the loan note. The unamortized portion of the value of the discount ($114,847) is show as a deduction from the total principal value of the loan notes outstanding on the balance sheet, resulting in a net balance of $1,208,957.

Note 10: Defaults upon Senior Securities

As explained in Note 9, the Company has been unable to pay interest and principal repayments when due under the terms of its September, 2005 financing and certain of the subsequent restructurings of the loans made under the September 2005 financing. As of July 31, 2007, the arrears of due but unpaid interest and penalties on Debentures and Loan Notes that were in default was $552,116 and the arrears of unpaid but due principal on Debentures in default amounted to $873,800.

Note 11: Recent developments

In common with most Development-stage entities we have incurred losses since inception. At July 31, 2007 we had a net capital deficit of $7,007,981 and net current liabilities of $ 6,451,147 . We are in default under the terms of certain convertible loan notes under which we owed $ 1,425,916 (including interest and penalties) at July 31, 2007. These circumstances have effectively prevented us, during the year, from raising adequate working capital to operate the business effectively and we have been dependent upon advances from Westek Ltd, a Company that is related to Mr. Graham Cooper, our Chief Executive Officer to maintain basic operations and compliance and avoid insolvency. Westek provided this support whilst the Company and its loan note holders sought to reach agreement to restructure the Company’s borrowings to enable it to raise adequate new capital. Such negotiations occurred throughout the year and subsequently and were exhaustive, however they failed to produce a satisfactory solution and, as a result, Westek has recently indicated to the Company and the other loan note holders that it can not continue to advance funds, and it proposed that the loan note holders work together and with the Company and others to find an alternative solution to avoid insolvency. Negotiations are now at an advanced stage between all of the loan note holders, the Company and a new company, Medical Diagnostic Innovations Limited (“MDI”) (a company incorporated under the laws of England and Wales, which has been formed by the management and employees of the subsidiaries, including Mr. Graham Cooper and Mr. Martin Thorp) to work together with the objective of entering into a transaction which, if consummated, would involve the sale of the share capital of the subsidiaries to MDI and the simplification and reduction of the indebtedness of the Company so as to enable the Company to return to a “shell” and pursue future merger transactions. There can be no certainty that this potential a transaction will take place, or what the precise terms will be, and, in the event that these or similar negotiations fail, the Company and its subsidiaries face the prospect of insolvency and complete loss of shareholder value.